             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       ALLMERICA SELECT SEPARATE ACCOUNT
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Allmerica Select Acclaim variable annuity contract issued by Allmerica Financial Life Insurance and Annuity Company in all jurisdictions except New York. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information dated May 1, 2001 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Select Customer Service at 1-800-366-1492. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Allmerica Select Separate Account is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following funds:

ALLMERICA INVESTMENT TRUST                                FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
AIT Equity Index Fund                                     (SERVICE CLASS 2)
AIT Money Market Fund                                     Fidelity VIP II Contrafund-Registered Trademark-
AIT Select Aggressive Growth Fund                         Portfolio
AIT Select Capital Appreciation Fund                      FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Select Emerging Markets Fund                          (SERVICE CLASS 2)
AIT Select Growth Fund                                    Fidelity VIP III Growth & Income Portfolio
AIT Select Growth and Income Fund                         Fidelity VIP III Mid Cap Portfolio
AIT Select International Equity Fund                      FRANKLIN TEMPLETON VARIABLE INSURANCE
AIT Select Investment Grade Income Fund                   PRODUCTS TRUST (CLASS 2)
AIT Select Strategic Growth Fund                          FT VIP Franklin Small Cap Fund
AIT Select Strategic Income Fund                          FT VIP Mutual Shares Securities Fund
AIT Select Value Opportunity Fund                         INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIM VARIABLE INSURANCE FUNDS                              INVESCO VIF Dynamics Fund
AIM V.I. Aggressive Growth Fund                           INVESCO VIF Health Sciences Fund
AIM V.I. Blue Chip Fund                                   JANUS ASPEN SERIES (SERVICE SHARES)
AIM V.I. Value Fund                                       Janus Aspen Aggressive Growth Portfolio
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)    Janus Aspen Growth Portfolio
Alliance Growth and Income Portfolio                      Janus Aspen Growth and Income Portfolio
Alliance Premier Growth Portfolio                         Janus Aspen International Growth Portfolio
DEUTSCHE ASSET MANAGEMENT VIT FUNDS                       PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Deutsche VIT EAFE Equity Index                            Pioneer Fund VCT Portfolio
Deutsche VIT Small Cap Index                              Pioneer Real Estate Growth VCT Portfolio
EATON VANCE VARIABLE TRUST                                SCUDDER VARIABLE SERIES II
Eaton Vance VT Floating Rate-Income Fund                  Scudder Technology Growth Portfolio
Eaton Vance VT Worldwide Health Sciences Fund             SVS Dreman Financial Services Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                 T. ROWE PRICE INTERNATIONAL SERIES, INC.
(SERVICE CLASS 2)                                         T. Rowe Price International Stock Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio

The Fixed Account, which is part of the Company's General Account, is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 3 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 2001

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. The contracts may be offered through different distributors. Upon request, your financial representative can show you information regarding other annuity contracts offered by the Company. You can also contact us directly to find out more about these annuity contracts.

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         5
SUMMARY OF FEES AND EXPENSES................................         7
SUMMARY OF CONTRACT FEATURES................................        17
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE
 UNDERLYING INVESTMENT COMPANIES............................        22
INVESTMENT OBJECTIVES AND POLICIES..........................        25
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.......        29
  A.   Payments.............................................        29
  B.   Computation of Values................................        29
        The Accumulation Unit...............................        30
        Net Investment Factor...............................        30
  C.   Right to Cancel......................................        30
  D.   Transfer Privilege...................................        31
        Asset Allocation Model Reallocations................        31
        Automatic Transfers (Dollar Cost Averaging).........        31
        Automatic Account Rebalancing.......................        32
  E.   Surrender and Withdrawals............................        32
        Systematic Withdrawals..............................        33
        Life Expectancy Distributions.......................        34
        Systematic Level Free of Surrender Charge Withdrawal
        Program.............................................        34
  F.   Death Benefit........................................        35
        Standard Death Benefit..............................        35
        Optional Enhanced Death Benefit Riders..............        35
        Payment of the Death Benefit Prior to the Annuity
        Date................................................        37
  G.   The Spouse of the Owner as Beneficiary...............        37
  H.   Assignment...........................................        38
ANNUITIZATION -- THE PAYOUT PHASE...........................        39
  A.   Electing the Annuity Date............................        39
  B.   Choosing the Annuity Payout Option...................        39
        Fixed Annuity Payout Options........................        39
        Variable Annuity Payout Options.....................        40
  C.   Description of Annuity Payout Options................        40
  D.   Variable Annuity Benefit Payments....................        41
        The Annuity Unit....................................        41
        Determination of the First Annuity Benefit
        Payment.............................................        41
        Determination of the Number of Annuity Units........        42
        Dollar Amount of Subsequent Variable Annuity Benefit
        Payments............................................        42
        Payment of Annuity Benefit Payments.................        42
  E.   Transfers of Annuity Units...........................        42
  F.   Withdrawals After the Annuity Date...................        43
        Calculation of Proportionate Reduction..............        44
        Calculation of Present Value........................        45
        Deferral of Withdrawals.............................        46
  G.   Reversal of Annuitization............................        46
  H.   NORRIS Decision......................................        47
CHARGES AND DEDUCTIONS......................................        48
  A.   Variable Account Deductions..........................        48
        Mortality and Expense Risk Charge...................        48
        Administrative Expense Charge.......................        48
        Other Charges.......................................        48
  B.   Contract Fee.........................................        49
  C.   Optional Rider Charges...............................        49
  D.   Premium Taxes........................................        49

  E.   Surrender Charge.....................................        50
        Calculation of Surrender Charge.....................        50
        Withdrawal Without Surrender Charge.................        51
        Effect of Withdrawal Without Surrender Charge
        Amount..............................................        53
        Reduction or Elimination of Surrender Charge and
        Additional Amounts Credited.........................        54
  F.   Transfer Charge......................................        55
  G.   Withdrawal Adjustment Charge.........................        55
GUARANTEE PERIOD ACCOUNTS...................................        56
FEDERAL TAX CONSIDERATIONS..................................        58
  A.   General..............................................        58
        The Company.........................................        58
        Diversification Requirements........................        58
        Investor Control....................................        58
  B.   Qualified and Non-Qualified Contracts................        59
  C.   Taxation of the Contract in General..................        59
        Withdrawals Prior To Annuitization..................        59
        Withdrawals After Annuitization.....................        59
        Annuity Payouts After Annuitization.................        60
        Penalty on Distribution.............................        60
        Assignments or Transfers............................        60
        Nonnatural Owners...................................        60
        Deferred Compensation Plans of State and Local
        Governments and Tax-Exempt Organizations............        61
  D.   Tax Withholding......................................        61
  E.   Provisions Applicable to Qualified Employer Plans....        61
        Corporate and Self-Employed Pension and Profit
        Sharing Plans.......................................        61
        Individual Retirement Annuities.....................        61
        Tax-Sheltered Annuities.............................        62
        Texas Optional Retirement Program...................        62
STATEMENTS AND REPORTS......................................        62
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        62
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        63
VOTING RIGHTS...............................................        64
DISTRIBUTION................................................        64
LEGAL MATTERS...............................................        64
FURTHER INFORMATION.........................................        65
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT......       A-1
APPENDIX B -- PERFORMANCE INFORMATION.......................       B-1
APPENDIX C -- SURRENDER CHARGES AND THE MARKET VALUE
 ADJUSTMENT.................................................       C-1
APPENDIX D -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND
 PAYMENT WITHDRAWALS........................................       D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION...............       E-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         3
ANNUITY BENEFIT PAYMENTS....................................         4
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
 PROGRAM....................................................         6
PERFORMANCE INFORMATION.....................................         7
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.

ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. This date must be at least two years after the issue date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday.

ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company.

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's issue date or on any anniversary of the issue date.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GROSS PAYMENT BASE: the total of all payments invested in the Contract, less any withdrawals that exceed the Withdrawal Without Surrender Charge amount.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account that corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charges and Market Value Adjustment.

UNDERLYING FUND (OR FUNDS): an investment Portfolio of Allmerica Investment Trust ("AIT"), a corresponding fund of AIM Variable Insurance Funds ("AVIF"), a corresponding portfolio of Alliance Variable Products Series Fund, Inc. ("Alliance"), a corresponding fund of Deutsche Asset Management VIT Funds ("Deutsche VIT"), a corresponding fund of Eaton Vance Variable Trust (EVVT), a corresponding portfolio of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), a corresponding portfolio of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), a corresponding portfolio of Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), a corresponding fund of Franklin Templeton Variable Insurance Products Trust ("FT VIP"), a corresponding fund of INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), a corresponding portfolio of Janus Aspen Series ("Janus Aspen"), a corresponding portfolio of Pioneer Variable Contracts Trust ("Pioneer VCT"), a corresponding portfolio of Scudder Variable Series II ("SVS"), or a corresponding portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").

VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.

VARIABLE ACCOUNT: Allmerica Select Separate Account, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of the Underlying Funds.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Allmerica Select Acclaim Contract. The purpose of the following tables is to help you understand these various charges. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Underlying Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                               COMPLETE YEARS
                                                                FROM DATE OF
                                                                  PAYMENT           CHARGE
(1) CONTRACT CHARGES:                                          --------------       ------
SURRENDER CHARGE:*
  During the accumulation phase, this charge may be assessed    Less than 1           8.0%
  upon surrender, withdrawals or reversal of annuitization.     Less than 2           8.0%
  The charge is a percentage of payments applied to the         Less than 3           7.0%
  amount surrendered (in excess of any amount that is free of   Less than 4           6.0%
  surrender charge) within the indicated time period.           Less than 5           5.0%
                                                                Less than 6           4.0%
                                                                Less than 7           3.0%
                                                                Less than 8           2.0%
                                                                Thereafter              0%

*From time to time, the Company may reduce or eliminate the surrender charge, the period during which it applies, or both, and/or credit additional amounts on Contracts when
Contracts are sold to individuals or groups in a manner that reduces sales expenses or where the Owner and Annuitant on the date of issue is within certain classes of eligible individuals. For more information see "Reduction or Elimination of Surrender Charge and
Additional Amounts Credited" under "E. Surrender Charge" in the CHARGES AND DEDUCTIONS section.

TRANSFER CHARGE:
  The Company currently does not charge for processing
  transfers and guarantees that the first 12 transfers in a                          None
  Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to
  reimburse the Company for the costs of processing the
  transfer.

ANNUAL CONTRACT FEE:
  During the accumulation phase, the fee is deducted annually                         $35**
  and upon surrender when Accumulated Value is less than
  $75,000. The fee is waived for Contracts issued to and
  maintained by the trustee of a 401(k) plan.

**The fee may be lower in some jurisdictions. See Contract Specifications for specific charge.

OPTIONAL RIDER CHARGES:
  Under the following riders, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each
  Contract month and, if applicable, at termination of the
  rider. The charge on an annual basis as a percentage of
  Accumulated Value is:
    1.  Enhanced Death Benefit Rider With Annual Step-Up:                            0.15%
    2.  5% Enhanced Death Benefit Rider With Annual Step-Up:                         0.25%
    3.  7% Enhanced Death Benefit Rider:                                             0.30%
    4.  7% Enhanced Death Benefit Rider With Annual Step-Up:                         0.35%

WITHDRAWAL ADJUSTMENT CHARGE AFTER THE ANNUITY DATE:
  During the annuity payout phase, you may request withdrawals which will result in a calculation by the Company of the Present Value of future annuity payments.
  For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR") you have chosen (in the case of a variable annuity payout option) or the interest rate (in the case of a fixed annuity payout option) used to determine the Present Value is increased by a Withdrawal
  Adjustment Charge in the following manner:

ADJUSTMENT TO AIR OR INTEREST RATE:
  If 15 or more years of annuity payments are being valued,                          1.00%*
  the increase is
  If 10-14 years of annuity payments are being valued, the                           1.50%*
  increase is
  If less than 10 years of annuity payments are being valued,                        2.00%*
  the increase is

  The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units
  (under a variable annuity payout option) or dollar amount
  (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity
  Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "D. Variable Annuity
  Benefit Payments" and "F. Withdrawals After the Annuity
  Date" under ANNUITIZATION--THE PAYOUT PHASE for additional information.

*The Withdrawal Adjustment Charge may be lower in some jurisdictions. See Contract
Specifications for the specific charge.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
-------------------------------------------------------------
  (on an annual basis as a percentage of average daily net
  assets)
  MORTALITY AND EXPENSE RISK CHARGE:                                                 1.20%
  ADMINISTRATIVE EXPENSE CHARGE:                                                     0.15%
                                                                                    -----
  TOTAL ANNUAL EXPENSES:                                                             1.35%

(3) ANNUAL UNDERLYING FUND EXPENSES:
-------------------------------------------------------------
Total expenses of the Underlying Funds are not fixed or specified under the terms of the
Contract and will vary from year to year. The levels of fees and expenses also vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average net assets for the year ended December 31, 2000, as adjusted for any material changes.

                                                                                                        TOTAL FUND
                                            MANAGEMENT FEE     SERVICE FEES     OTHER EXPENSES           EXPENSES
                                              (AFTER ANY            OR        (AFTER ANY WAIVERS/   (AFTER ANY WAIVERS/
UNDERLYING FUND                           VOLUNTARY WAIVERS)   12B-1 FEES**     REIMBURSEMENTS)       REIMBURSEMENTS)
---------------                           ------------------   ------------   -------------------   -------------------
AIT Equity Index Fund...................        0.27%              0.00%             0.06%                 0.33%(1)(2)
AIT Money Market Fund*..................        0.31%              0.00%             0.05%                 0.36%(1)
AIT Select Aggressive Growth Fund.......        0.78%              0.00%             0.05%                 0.83%(1)(2)
AIT Select Capital Appreciation Fund....        0.87%              0.00%             0.07%                 0.94%(1)(2)
AIT Select Emerging Markets Fund........        1.35%              0.00%             0.54%                 1.89%(1)(2)
AIT Select Growth Fund..................        0.76%              0.00%             0.05%                 0.81%(1)
AIT Select Growth and Income Fund.......        0.67%              0.00%             0.06%                 0.73%(1)
AIT Select International Equity Fund....        0.88%              0.00%             0.11%                 0.99%(1)(2)
AIT Select Investment Grade Income
  Fund..................................        0.42%              0.00%             0.07%                 0.49%(1)
AIT Select Strategic Growth Fund........        0.85%              0.00%             0.30%                 1.15%(1)(2)
AIT Select Strategic Income Fund***.....        0.60%              0.00%             0.17%                 0.77%(1)
AIT Select Value Opportunity Fund.......        0.88%              0.00%             0.06%                 0.94%(1)(2)
AIM V.I. Aggressive Growth Fund.........        0.80%              0.00%             0.46%                 1.26%(3)
AIM V.I. Blue Chip Fund.................        0.02%              0.00%             1.38%                 1.40%(3)(4)
AIM V.I. Value Fund.....................        0.61%              0.00%             0.23%                 0.84%
Alliance Growth and Income Portfolio
  (Class B).............................        0.63%              0.25%             0.07%                 0.95%
Alliance Premier Growth Portfolio
  (Class B).............................        1.00%              0.25%             0.05%                 1.30%
Deutsche VIT EAFE Equity Index..........        0.45%              0.00%             0.20%                 0.65%(5)
Deutsche VIT Small Cap Index............        0.35%              0.00%             0.10%                 0.45%(5)
Eaton Vance VT Floating Rate-Income
  Fund..................................        0.58%              0.25%             0.35%                 1.18%(6)(7)
Eaton Vance VT Worldwide Health Sciences
  Fund..................................        0.77%              0.25%             0.35%                 1.37%(6)(7)
Fidelity VIP Equity-Income Portfolio
  (Service Class 2).....................        0.48%              0.25%             0.10%                 0.83%(8)
Fidelity VIP Growth Portfolio
  (Service Class 2).....................        0.57%              0.25%             0.09%                 0.91%(8)
Fidelity VIP High Income Portfolio
  (Service Class 2).....................        0.58%              0.25%             0.18%                 1.01%(8)
Fidelity VIP II
  Contrafund-Registered Trademark-
  Portfolio
  (Service Class 2).....................        0.57%              0.25%             0.10%                 0.92%(8)
Fidelity VIP III Growth & Income
  Portfolio
  (Service Class 2).....................        0.48%              0.25%             0.12%                 0.85%(8)
Fidelity VIP III Mid Cap Portfolio
  (Service Class 2).....................        0.57%              0.25%             0.17%                 0.99%(8)
FT VIP Franklin Small Cap Fund
  (Class 2).............................        0.53%              0.25%             0.28%                 1.06%(9)(10)(11)
FT VIP Mutual Shares Securities Fund
  (Class 2).............................        0.60%              0.25%             0.20%                 1.05%(9)
INVESCO VIF Dynamics Fund...............        0.75%              0.00%             0.34%                 1.09%(12)
INVESCO VIF Health Sciences Fund........        0.75%              0.00%             0.32%                 1.07%(12)
Janus Aspen Aggressive Growth Portfolio
  (Service Shares)......................        0.65%              0.25%             0.02%                 0.92%(13)
Janus Aspen Growth Portfolio (Service
  Shares)...............................        0.65%              0.25%             0.02%                 0.92%(13)
Janus Aspen Growth and Income Portfolio
  (Service Shares)......................        0.65%              0.25%             0.21%                 1.11%(13)
Janus Aspen International Growth
  Portfolio (Service Shares)............        0.65%              0.25%             0.06%                 0.96%(13)
Pioneer Fund VCT Portfolio (Class
  II)****...............................        0.65%              0.25%             0.03%                 0.93%(14)
Pioneer Real Estate Growth VCT Portfolio
  (Class II)****........................        0.80%              0.25%             0.30%                 1.35%(14)
Scudder Technology Growth Portfolio.....        0.75%              0.00%             0.07%                 0.82%(15)(16)
SVS Dreman Financial Services
  Portfolio.............................        0.75%              0.00%             0.15%                 0.90%(15)(16)(17)
T. Rowe Price International Stock
  Portfolio.............................        1.05%              0.00%             0.00%                 1.05%(18)

*The Company may receive service fees or 12b-1 fees from the Underlying Funds in return for providing certain services. In addition, the Company may receive fees from the investment advisors or other service providers for providing such service.

**Effective October 1, 2000, the management fee rates for the AIT Money Market Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to reflect current revised fee rates.

***This portfolio commenced operations on July 3, 2000. "Other Expenses" are based upon estimated amounts for the current fiscal year.

****Class II shares of the Pioneer Real Estate Growth VCT Portfolio and Pioneer Fund VCT Portfolio commenced operations on August 1, 2000 and May 1, 2000; therefore expenses shown are estimated.

(1)Through December 31, 2001, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.50% of average net assets for AIT Select International Equity Fund, 1.35% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, 1.25% for AIT Select Value Opportunity Fund, 1.20% for AIT Select Growth Fund, AIT Select Strategic Growth Fund, 1.10% for AIT Select Growth and Income Fund, 1.00% for AIT Select Strategic Income Fund, AIT Select Investment Grade Income Fund, and 0.60% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of the funds were less than their respective expense limitations throughout 2000.

In addition, through December 31, 2001, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.

Through December 31, 2001, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2)These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were 0.32% for AIT Equity Index Fund, 0.81% for AIT Select Aggressive Growth Fund, 0.93% for AIT Select Capital Appreciation Fund, 1.84% for AIT Select Emerging Markets Fund, 0.80% for AIT Select Growth Fund, 0.98% for AIT Select International Equity Fund, 1.10% for AIT Select Strategic Growth Fund, and 0.87% for AIT Select Value Opportunity Fund.

(3)Expenses have been restated to reflect current fees.

(4)After fee waivers and restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.40% of average daily net assets until December 31, 2001. Total annual fund operating expenses before waivers and reimbursements were 2.13%.

(5)The investment advisor of Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund has voluntarily agreed to waive its fee and to reimburse the Fund for certain expenses resulting in a reduction of total expenses. Absent any waiver or reimbursement, the Total Fund Expenses would have been .92% and .69% for Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund, respectively, for the year ended December 31, 2000.

(6)OrbiMed may receive a performance-based adjustment of up to 0.25% of the average daily net assets of the Eaton Vance VT Worldwide Health Sciences Fund based upon its investment performance compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. The performance fee adjustment to the advisory fee is as and to what extent, the investment performance of the Eaton Vance VT Worldwide Health Sciences Fund differs by at least one percentage point from the record of the Standard & Poor's Index of 500 Common Stocks over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.025%. The maximum adjustment plus/minus is 0.25%. The Eaton Vance VT Floating Rate-Income Fund and Eaton Vance VT Worldwide Health Sciences Fund commenced operations after December 31, 2000; therefore expenses shown are estimated.

(7)Other Expenses are based on estimates and include an administration fee of 0.25%

(8)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses.

(9)The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(10)Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective
May 1, 2000.

(11)The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in Franklin Templeton Money Fund.This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Including this reduction the Total Operating Expenses were 1.02%.

(12)The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement.

(13)Expenses are based upon expenses for the fiscal year ended December 31, 2000,restated to reflect a reduction in the management fee for Janus Aspen Growth, Janus Aspen Aggressive Growth, Janus Aspen International Growth and Janus Aspen Growth and Income Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least until the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(14)Pioneer has agreed voluntarily through December 31, 2001 to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Fund VCT Portfolio and Pioneer Real Estate Growth Portfolio to 1.25% of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. The total operating expenses attributable to Class I shares of these portfolios were less than their respective expense limitations during 2000. The declaration of a voluntary limitation and/or reimbursement in any year does not bind Pioneer to declare further expense limitations with respect to these portfolios. These agreements are voluntary and may be terminated with notice.

(15)Effective 5/1/01, Kemper Variable Series became Scudder Variable Series II. Kemper Technology Growth Portfolio became Scudder Technology Growth Portfolio and KVS Dreman Financial Services Portfolio became SVS Dreman Financial Services Portfolio.

(16)Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: SVS Dreman Financial Services (0.99% )and Scudder Technology Growth (0.95%).

(17)"Other Expenses" have been restated to exclude reorganization costs.

(18)Management fees include operating expenses.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay during the accumulation phase at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. The examples also assume the Underlying Fund expenses, including any waivers/reimbursements, listed above remain the same in each of the 1, 3, 5, and 10-year intervals. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee is reflected in the examples by a method designed to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is only deducted when the Accumulated Value is less than $75,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

(1)(a) If, at the end of the applicable time period, you surrender your Contract, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and no Riders:

WITH SURRENDER CHARGE                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                                        --------   --------   --------   --------
AIT Equity Index Fund......................................    $ 90       $123       $143       $202
AIT Money Market Fund......................................    $ 91       $124       $145       $206
AIT Select Aggressive Growth Fund..........................    $ 95       $137       $169       $255
AIT Select Capital Appreciation Fund.......................    $ 96       $140       $174       $266
AIT Select Emerging Markets Fund...........................    $105       $166       $219       $357
AIT Select Growth Fund.....................................    $ 95       $136       $168       $253
AIT Select Growth and Income Fund..........................    $ 94       $134       $164       $245
AIT Select International Equity Fund.......................    $ 97       $141       $177       $271
AIT Select Investment Grade Income Fund....................    $ 92       $127       $151       $220
AIT Select Strategic Growth Fund...........................    $ 98       $146       $185       $287
AIT Select Strategic Income Fund...........................    $ 97       $142       $178       $274
AIT Select Value Opportunity Fund..........................    $ 96       $140       $174       $266
AIM V.I. Aggressive Growth Fund............................    $ 99       $149       $190       $298
AIM V.I. Blue Chip Fund....................................    $100       $153       $197       $311
AIM V.I. Value Fund........................................    $ 95       $137       $169       $256
Alliance Growth and Income Portfolio.......................    $ 96       $140       $175       $267
Alliance Premier Growth Portfolio..........................    $ 99       $150       $192       $302
Deutsche VIT EAFE Equity Index.............................    $ 93       $132       $160       $236
Deutsche VIT Small Cap Index...............................    $ 92       $126       $149       $215
Eaton Vance VT Floating Rate-Income Fund...................    $ 98       $147       $186       $290
Eaton Vance VT Worldwide Health Sciences Fund..............    $100       $152       $196       $308
Fidelity VIP Equity-Income Portfolio.......................    $ 93       $129       $155       $227
Fidelity VIP Growth Portfolio..............................    $ 93       $132       $160       $236
Fidelity VIP High Income Portfolio.........................    $ 94       $133       $161       $239
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio................................................    $ 94       $132       $160       $237
Fidelity VIP III Growth & Income Portfolio.................    $ 93       $130       $156       $229
Fidelity VIP III Mid Cap Portfolio.........................    $ 94       $134       $164       $246
FT VIP Franklin Small Cap Fund.............................    $ 97       $143       $180       $278
FT VIP Mutual Shares Securities Fund.......................    $ 97       $143       $180       $277
INVESCO VIF Dynamics Fund..................................    $ 97       $144       $182       $281
INVESCO VIF Health Sciences Fund...........................    $ 97       $144       $181       $279
Janus Aspen Aggressive Growth Portfolio....................    $ 96       $139       $173       $264
Janus Aspen Growth Portfolio...............................    $ 96       $139       $173       $264
Janus Aspen Growth and Income Portfolio....................    $ 98       $145       $183       $283
Janus Aspen International Growth Portfolio.................    $ 96       $141       $175       $268
Pioneer Fund VCT Portfolio.................................    $ 94       $133       $162       $241
Pioneer Real Estate Growth VCT Portfolio...................    $100       $151       $195       $307
Scudder Technology Growth Portfolio........................    $ 95       $137       $168       $254
SVS Dreman Financial Services Portfolio....................    $ 96       $139       $172       $262
T. Rowe Price International Stock Portfolio................    $ 97       $143       $180       $277

(1)(b) If, at the end of the applicable time period, you surrender your Contract, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election at issue of the 7% Enhanced Death Benefit Rider With Annual Step-Up:

WITH SURRENDER CHARGE                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------                                        --------   --------   --------   --------
AIT Equity Index Fund......................................    $ 94       $133       $161       $239
AIT Money Market Fund......................................    $ 94       $134       $163       $243
AIT Select Aggressive Growth Fund..........................    $ 98       $147       $186       $290
AIT Select Capital Appreciation Fund.......................    $ 99       $150       $192       $301
AIT Select Emerging Markets Fund...........................    $108       $176       $235       $388
AIT Select Growth Fund.....................................    $ 98       $146       $185       $288
AIT Select Growth and Income Fund..........................    $ 97       $144       $181       $280
AIT Select International Equity Fund.......................    $100       $151       $194       $306
AIT Select Investment Grade Income Fund....................    $ 95       $137       $169       $256
AIT Select Strategic Growth Fund...........................    $101       $155       $202       $321
AIT Select Strategic Income Fund...........................    $100       $152       $196       $308
AIT Select Value Opportunity Fund..........................    $ 99       $150       $192       $301
AIM V.I. Aggressive Growth Fund............................    $102       $158       $207       $331
AIM V.I. Blue Chip Fund....................................    $104       $162       $213       $344
AIM V.I. Value Fund........................................    $ 98       $147       $187       $291
Alliance Growth and Income Portfolio.......................    $ 99       $150       $192       $302
Alliance Premier Growth Portfolio..........................    $103       $160       $208       $335
Deutsche VIT EAFE Equity Index.............................    $ 97       $142       $177       $272
Deutsche VIT Small Cap Index...............................    $ 95       $136       $167       $252
Eaton Vance VT Floating Rate-Income Fund...................    $102       $156       $203       $324
Eaton Vance VT Worldwide Health Sciences Fund..............    $103       $161       $212       $342
Fidelity VIP Equity-Income Portfolio.......................    $ 96       $139       $173       $263
Fidelity VIP Growth Portfolio..............................    $ 97       $142       $177       $272
Fidelity VIP High Income Portfolio.........................    $ 97       $142       $179       $275
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio................................................    $ 97       $142       $178       $273
Fidelity VIP III Growth & Income Portfolio.................    $ 96       $140       $174       $265
Fidelity VIP III Mid Cap Portfolio.........................    $ 97       $144       $182       $281
FT VIP Franklin Small Cap Fund.............................    $100       $153       $197       $312
FT VIP Mutual Shares Securities Fund.......................    $100       $153       $197       $311
INVESCO VIF Dynamics Fund..................................    $101       $154       $199       $315
INVESCO VIF Health Sciences Fund...........................    $101       $153       $198       $313
Janus Aspen Aggressive Growth Portfolio....................    $ 99       $149       $191       $299
Janus Aspen Growth Portfolio...............................    $ 99       $149       $191       $299
Janus Aspen Growth and Income Portfolio....................    $101       $154       $200       $317
Janus Aspen International Growth Portfolio.................    $100       $150       $193       $303
Pioneer Fund VCT Portfolio.................................    $ 97       $143       $179       $276
Pioneer Real Estate Growth VCT Portfolio...................    $103       $161       $211       $340
Scudder Technology Growth Portfolio........................    $ 98       $146       $186       $289
SVS Dreman Financial Services Portfolio....................    $ 99       $149       $190       $297
T. Rowe Price International Stock Portfolio................    $100       $153       $197       $311

(2)(a) If, at the end of the applicable time period you either (1) annuitize your Contract or (2) do not surrender your Contract, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and no Riders:

WITHOUT SURRENDER CHARGE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------                                     --------   --------   --------   --------
AIT Equity Index Fund......................................    $17        $ 54       $ 93       $202
AIT Money Market Fund......................................    $18        $ 55       $ 95       $206
AIT Select Aggressive Growth Fund..........................    $22        $ 69       $119       $255
AIT Select Capital Appreciation Fund.......................    $24        $ 73       $124       $266
AIT Select Emerging Markets Fund...........................    $33        $101       $171       $357
AIT Select Growth Fund.....................................    $22        $ 69       $118       $253
AIT Select Growth and Income Fund..........................    $21        $ 66       $114       $245
AIT Select International Equity Fund.......................    $24        $ 74       $127       $271
AIT Select Investment Grade Income Fund....................    $19        $ 59       $101       $220
AIT Select Strategic Growth Fund...........................    $26        $ 79       $135       $287
AIT Select Strategic Income Fund...........................    $24        $ 75       $128       $274
AIT Select Value Opportunity Fund..........................    $24        $ 73       $124       $266
AIM V.I. Aggressive Growth Fund............................    $27        $ 82       $140       $298
AIM V.I. Blue Chip Fund....................................    $28        $ 86       $147       $311
AIM V.I. Value Fund........................................    $23        $ 70       $119       $256
Alliance Growth and Income Portfolio.......................    $24        $ 73       $125       $267
Alliance Premier Growth Portfolio..........................    $27        $ 83       $142       $302
Deutsche VIT EAFE Equity Index.............................    $21        $ 64       $110       $236
Deutsche VIT Small Cap Index...............................    $19        $ 58       $ 99       $215
Eaton Vance VT Floating Rate-Income Fund...................    $26        $ 80       $136       $290
Eaton Vance VT Worldwide Health Sciences Fund..............    $28        $ 85       $146       $308
Fidelity VIP Equity-Income Portfolio.......................    $20        $ 61       $105       $227
Fidelity VIP Growth Portfolio..............................    $21        $ 64       $110       $236
Fidelity VIP High Income Portfolio.........................    $21        $ 65       $111       $239
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio................................................    $21        $ 64       $110       $237
Fidelity VIP III Growth & Income Portfolio.................    $20        $ 62       $106       $229
Fidelity VIP III Mid Cap Portfolio.........................    $22        $ 67       $114       $246
FT VIP Franklin Small Cap Fund.............................    $25        $ 76       $130       $278
FT VIP Mutual Shares Securities Fund.......................    $25        $ 76       $130       $277
INVESCO VIF Dynamics Fund..................................    $25        $ 77       $132       $281
INVESCO VIF Health Sciences Fund...........................    $25        $ 77       $131       $279
Janus Aspen Aggressive Growth Portfolio....................    $23        $ 72       $123       $264
Janus Aspen Growth Portfolio...............................    $23        $ 72       $123       $264
Janus Aspen Growth and Income Portfolio....................    $25        $ 78       $133       $283
Janus Aspen International Growth Portfolio.................    $24        $ 73       $125       $268
Pioneer Fund VCT Portfolio.................................    $21        $ 65       $112       $241
Pioneer Real Estate Growth VCT Portfolio...................    $28        $ 85       $145       $307
Scudder Technology Growth Portfolio........................    $22        $ 69       $118       $254
SVS Dreman Financial Services Portfolio....................    $23        $ 71       $122       $262
T. Rowe Price International Stock Portfolio................    $25        $ 76       $130       $277

(2)(b) If, at the end of the applicable time period you either (1) annuitize your Contract or (2) do not surrender your Contract, you would have paid the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election at issue of the 7% Enhanced Death Benefit Rider With Annual
Step:

WITHOUT SURRENDER CHARGE                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------                                     --------   --------   --------   --------
AIT Equity Index Fund......................................    $21        $ 65       $111       $239
AIT Money Market Fund......................................    $21        $ 66       $113       $243
AIT Select Aggressive Growth Fund..........................    $26        $ 80       $136       $290
AIT Select Capital Appreciation Fund.......................    $27        $ 83       $142       $301
AIT Select Emerging Markets Fund...........................    $36        $111       $188       $388
AIT Select Growth Fund.....................................    $26        $ 79       $135       $288
AIT Select Growth and Income Fund..........................    $25        $ 77       $131       $280
AIT Select International Equity Fund.......................    $28        $ 85       $144       $306
AIT Select Investment Grade Income Fund....................    $23        $ 70       $119       $256
AIT Select Strategic Growth Fund...........................    $29        $ 89       $152       $321
AIT Select Strategic Income Fund...........................    $28        $ 85       $146       $308
AIT Select Value Opportunity Fund..........................    $27        $ 83       $142       $301
AIM V.I. Aggressive Growth Fund............................    $30        $ 93       $157       $331
AIM V.I. Blue Chip Fund....................................    $32        $ 97       $164       $344
AIM V.I. Value Fund........................................    $26        $ 80       $137       $291
Alliance Growth and Income Portfolio.......................    $27        $ 83       $142       $302
Alliance Premier Growth Portfolio..........................    $31        $ 94       $159       $335
Deutsche VIT EAFE Equity Index.............................    $24        $ 74       $127       $272
Deutsche VIT Small Cap Index...............................    $22        $ 68       $117       $252
Eaton Vance VT Floating Rate-Income Fund...................    $29        $ 90       $154       $324
Eaton Vance VT Worldwide Health Sciences Fund..............    $31        $ 96       $163       $342
Fidelity VIP Equity-Income Portfolio.......................    $23        $ 72       $123       $263
Fidelity VIP Growth Portfolio..............................    $24        $ 74       $127       $272
Fidelity VIP High Income Portfolio.........................    $24        $ 75       $129       $275
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio................................................    $24        $ 75       $128       $273
Fidelity VIP III Growth & Income Portfolio.................    $23        $ 72       $124       $265
Fidelity VIP III Mid Cap Portfolio.........................    $25        $ 77       $132       $281
FT VIP Franklin Small Cap Fund.............................    $28        $ 87       $148       $312
FT VIP Mutual Shares Securities Fund.......................    $28        $ 86       $147       $311
INVESCO VIF Dynamics Fund..................................    $29        $ 88       $149       $315
INVESCO VIF Health Sciences Fund...........................    $28        $ 87       $148       $313
Janus Aspen Aggressive Growth Portfolio....................    $27        $ 82       $141       $299
Janus Aspen Growth Portfolio...............................    $27        $ 82       $141       $299
Janus Aspen Growth and Income Portfolio....................    $29        $ 88       $150       $317
Janus Aspen International Growth Portfolio.................    $27        $ 84       $143       $303
Pioneer Fund VCT Portfolio.................................    $25        $ 76       $129       $276
Pioneer Real Estate Growth VCT Portfolio...................    $31        $ 95       $162       $340
Scudder Technology Growth Portfolio........................    $26        $ 79       $136       $289
SVS Dreman Financial Services Portfolio....................    $27        $ 82       $140       $297
T. Rowe Price International Stock Portfolio................    $28        $ 86       $147       $311

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE ALLMERICA SELECT ACCLAIM VARIABLE ANNUITY?

The Allmerica Select Acclaim variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract may be purchased up to age 85 of the oldest Owner or, if the Owner is not a natural person, the oldest Annuitant. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - a customized investment portfolio;

    - experienced professional investment advisers;

    - tax deferral on earnings;

    - guarantees that can protect your family;

    - withdrawals during the accumulation and annuitization phases; and

    - income that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate your initial payment and any additional payments to the combination of portfolios of securities ("Underlying Funds") (up to seventeen Sub-Accounts, in addition to the AIT Money Market Fund, may be utilized at any one time) the Guarantee Period Accounts, and to the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below: WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner dies before the Annuity Date, a standard death benefit will be paid to the beneficiary. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) Four optional Enhanced Death Benefit Riders are also available at issue for a separate monthly charge. See "F. Death Benefit" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

    - the annuity payout option;

    - the date annuity benefit payments begin but no earlier than 1 year after the Issue Date; and

    - whether you want variable annuity benefit payments based on the investment performance of the Underlying Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

You may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). Under a Life annuity payout option, the Owner may make one Payment Withdrawal each calendar year. Under a Life with Period Certain or Life with Cash Back annuity payout option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Period Certain annuity payout option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company. Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:

    - make payments

    - choose investment allocations

    - choose annuity payout options

    - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

    - select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum ($2,000 for IRA's) for your initial payment and a $50 minimum for any additional payments. A lower initial payment is permitted where monthly payments are being forwarded directly from a financial institution. A minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among forty Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. The forty Underlying Funds and their advisers are:

UNDERLYING FUND                                           INVESTMENT ADVISER
---------------                                           ------------------
AIT Equity Index Fund                                     Allmerica Asset Management, Inc.
AIT Money Market Fund                                     Allmerica Asset Management, Inc.
AIT Select Aggressive Growth Fund                         Nicholas-Applegate Capital Management, L.P.
AIT Select Capital Appreciation Fund                      T.Rowe Price Associates, Inc.
AIT Select Emerging Markets Fund                          Schroder Investment Management North America Inc.
AIT Select Growth Fund                                    Putnam Investment Management, Inc.
AIT Select Growth and Income Fund                         J.P. Morgan Investment Management Inc.
AIT Select International Equity Fund                      Bank of Ireland Asset Management (U.S.) Limited
AIT Select Investment Grade Income Fund                   Allmerica Asset Management, Inc.
AIT Select Strategic Growth Fund                          TCW Investment Management Company
AIT Select Strategic Income Fund                          Western Asset Management Company
AIT Select Value Opportunity Fund                         Cramer Rosenthal McGlynn, LLC
AIM V.I. Aggressive Growth Fund                           A I M Advisors, Inc.
AIM V.I. Blue Chip Fund                                   A I M Advisors, Inc.
AIM V.I. Value Fund                                       A I M Advisors, Inc.
Alliance Growth and Income Portfolio                      Alliance Capital Management L.P.
Alliance Premier Growth Portfolio                         Alliance Capital Management L.P.
Deutsche VIT EAFE Equity Index                            Deutsche Asset Management
Deutsche VIT Small Cap Index                              Deutsche Asset Management
Eaton Vance VT Floating Rate-Income Fund                  Eaton Vance Management
Eaton Vance VT Worldwide Health Sciences                  OrbiMed Advisors, Inc.
Fidelity VIP Equity-Income Portfolio                      Fidelity Management & Research Company
Fidelity VIP Growth Portfolio                             Fidelity Management & Research Company
Fidelity VIP High Income Portfolio                        Fidelity Management & Research Company
Fidelity VIP II Contrafund-Registered Trademark-          Fidelity Management & Research Company
  Portfolio
Fidelity VIP III Growth & Income Portfolio                Fidelity Management & Research Company
Fidelity VIP III Mid Cap Portfolio                        Fidelity Management & Research Company
FT VIP Franklin Small Cap Fund                            Franklin Advisers, Inc.
FT VIP Mutual Shares Securities Fund                      Franklin Mutual Advisers, LLC
INVESCO VIF Dynamics Fund                                 INVESCO Funds Group, Inc.
INVESCO VIF Health Sciences Fund                          INVESCO Funds Group, Inc.
Janus Aspen Aggressive Growth Portfolio                   Janus Capital
Janus Aspen Growth Portfolio                              Janus Capital
Janus Aspen Growth and Income Portfolio                   Janus Capital
Janus Aspen International Growth Portfolio                Janus Capital
Pioneer Fund VCT Portfolio                                Pioneer Investment Management, Inc.
Pioneer Real Estate Growth VCT Portfolio                  Pioneer Investment Management, Inc.
Scudder Technology Growth Portfolio                       Zurich Scudder Investments, Inc.
SVS Dreman Financial Services Portfolio                   Zurich Scudder Investments, Inc.
T. Rowe Price International Stock Portfolio               T. Rowe Price International, Inc.

Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES. For more information about the investment advisers, see DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE UNDERLYING INVESTMENT COMPANIES.

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California, where assets are held in the Company's General Account). Values and benefits calculated on the basis of

Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to eight Guarantee Periods ranging from three to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.

If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION.

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. During the accumulation phase, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The maximum that can be withdrawn without a surrender charge in a calendar year is 12% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces. For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "E. Surrender Charge."

In addition, WHERE PERMITTED BY LAW, the Company will waive surrender charges if, after the Contract is issued:

    - you become disabled before you attain age 65; or

    - you are diagnosed with a fatal illness or are confined in a medical care facility for the later of 90 consecutive days or one year after the Issue Date.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than eight years may be subject to a surrender charge. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period.

To the extent it exceeds the Withdrawal Without Surrender Charge Amount described above, the Owner of a qualified Contract or a Contract issued under a
Section 457 Deferred Compensation Plan may take each calendar year, without surrender charge, an amount calculated by the Company based on his or her life expectancy.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted. However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of
(1) gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, plus any fees or charges previously deducted. See "C. Right to Cancel" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may assign your ownership to someone else, except under certain qualified plans.

    - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

    - You may change your allocation of payments.

    - You may make transfers among the Sub-Accounts without any tax consequences.

    - You may cancel your Contract within ten days of delivery (or longer if required by state law).

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                    AND THE UNDERLYING INVESTMENT COMPANIES

THE COMPANY. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2000, Allmerica Financial had over $18 billion in assets and over $27 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

Allmerica Financial is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

ALLMERICA SELECT SEPARATE ACCOUNT. The Company maintains a separate account called the Allmerica Select Separate Account (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of the Board of Directors of the Company on March 5, 1992. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.

The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

We reserve the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. We also offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

THE UNDERLYING INVESTMENT COMPANIES

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other insurance companies. Twelve investment portfolios of AIT currently are available under the Contract, each issuing a series of shares: AIT Select Emerging Markets Fund, AIT Select International Equity Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Value Opportunity Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund, AIT Equity Index Fund, AIT Select Growth Fund, AIT Select

Growth and Income Fund, AIT Select Investment Grade Income Fund and the AIT Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees, in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey") a pension consulting firm. The cost of such consultation is borne by AFIMS. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey is wholly controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no discretionary or decision-making authority with respect to the Funds and has no responsibility for any investment advice or other services provided to the Funds by AFIMS or the Sub-Advisers. Under each Sub-Adviser agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to the Trustees' and/ or AFIMS' instructions. AFIMS is solely responsible for the payment of all fees for investment management services.

AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund and the AIM V.I. Value Fund is AIM Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 130 investment company portfolios encompassing a broad range of investment objectives.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC. Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Two of its separate investment portfolios are currently available under the Contract. Alliance Variable Products Series Fund's investment adviser is Alliance Capital Management, L.P. ("Alliance Capital"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS. Deutsche Asset Management VIT Funds ("Deutsche VIT") is an open-end management investment company which is registered under the 1940 Act, as amended, and was organized as a Massachusetts business trust on January 19, 1996. Deutsche Asset Management, Inc. (DeAM) is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM's presence in all of the major investment markets gives clients a truly global network and product range. DeAM manages U.S., international, emerging markets, fixed income and is a known leader in index strategies. Deutsche Asset Management, Inc. serves as investment adviser to the Deutsche VIT Small Cap Index Fund and Deutsche VIT EAFE Equity Index Fund.

EATON VANCE VARIABLE TRUST. Eaton Vance Variable Trust is an open-end management investment company organized as a Massachusetts business trust on August 14, 2000 and registered with the SEC under the 1940 Act. Eaton Vance Management ("Eaton Vance'), 255 State Street, Boston, Massachusetts, manages the Eaton Vance VT Floating Rate-Income Fund. OrbiMed Advisors, Inc. ("OrbiMed"), 767 3rd Avenue, New York, New York, manages the Eaton Vance VT Worldwide Health Sciences Fund.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND. Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the
Contract: the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP High Income Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity Company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. As part of their operating expenses, the portfolios of Fidelity VIP pay a monthly investment management fee to FMR for managing investment and business affairs. The prospectus of Fidelity VIP contains additional information concerning the portfolios, including information about additional expenses paid by the portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Contract: the Fidelity VIP II Contrafund-Registered Trademark- Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III. Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), managed by FMR (see discussion above) is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the
Contract: the Fidelity VIP III Growth & Income Portfolio and Fidelity VIP III Mid Cap Portfolio.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $226.9 billion in assets (as of December 31, 2000). The investment adviser to the FT VIP Franklin Small Cap is Franklin Advisers, Inc. The investment adviser to the FT VIP Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC.

INVESCO VARIABLE INVESTMENT FUNDS, INC. INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Dynamics Fund and the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.

JANUS ASPEN SERIES. Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. Four of its investment portfolios are available under the
Contract: Janus Aspen Aggressive Growth Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio and Janus Aspen International Growth Portfolio.

PIONEER VARIABLE CONTRACTS TRUST. Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of Pioneer VCT or its separate investment portfolios. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to each Portfolio. Pioneer may enter into subadvisory agreements with other investment advisers under which a subadviser would manage the day-today investments of a portfolio, subject to supervision by Pioneer. Pioneer is a majority owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

SCUDDER VARIABLE SERIES II. Scudder Variable Series II ("SVS", formerly Kemper Variable Series) is a series-type mutual fund registered with the SEC as an open-end, management investment company. The SVS Dreman Financial Services Portfolio and the Scudder Technology Growth Portfolio are offered under the Contract. Zurich Scudder Investments, Inc. serves as the investment adviser of SVS.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by T. Rowe Price International, Inc. ("Price-International"), is an open-end, diversified management investment company organized in 1994 as a Maryland Corporation, and is registered with the SEC under the 1940 Act. Price International, the investment manager, is the successor to Rowe Price-Fleming International, Inc., founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited. In 2000, Rowe Price-Fleming International became wholly owned by
T. Rowe Price Associates, Inc. Price-International is one of the largest no-load international mutual fund asset managers, with approximately $32.7 billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires and Paris. One of its investment portfolios is available under the Contract: the T. Rowe Price International Stock Portfolio. An affiliate of Price-International, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the AIT Select Capital Appreciation Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract.

AIT EQUITY INDEX FUND -- seeks to achieve investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

AIT MONEY MARKET FUND -- seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.

AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets.

AIT SELECT GROWTH FUND -- seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

AIT SELECT GROWTH AND INCOME FUND -- seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

AIT SELECT INTERNATIONAL EQUITY FUND -- seeks maximum long-term total return (capital appreciation and income). The Fund will invest primarily in common stocks of established non-U.S. companies.

AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital appreciation.

AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.

AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing principally in diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of small and medium sized companies.

AIM V.I. BLUE CHIP FUND -- seeks to achieve as high a total return as possible, consistent with preservation of capital.

AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital.

ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks to provide current income and capital appreciation through investment in dividend-paying common stocks of quality companies.

ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies.

DEUTSCHE VIT EAFE EQUITY INDEX -- seeks to match, as closely as possible, before the deduction of expenses, the performance of the EAFE-Registered Trademark-Index. The Fund will invest primarily in common stocks of companies that compose the EAFE-Registered Trademark- Index, in approximately the same weightings as the EAFE-Registered Trademark- Index. The Fund may also use stock index futures and options.

DEUTSCHE VIT SMALL CAP INDEX -- seeks to match, as closely as possible (before the deduction of expenses) the performance of the Russell 2000 index, which emphasizes stocks of small U.S. companies. The Fund will invest primarily in common stocks of companies that compose the Russell 2000 Index, in approximately the same weightings as the Russell Index. The Fund may also use stock index futures and options.

EATON VANCE VT FLOATING RATE-INCOME FUND -- seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The Fund will invest a substantial portion of assets in debt obligations issued in connection with corporate restructurings. The Fund invests primarily in below investment grade debt obligations which are considered speculative because of the credit risk of their issuers.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND -- seeks long-term capital growth by investing in a global and diversified portfolio of health sciences companies. The Fund invests at least 65% of total assets in common stocks of companies engaged in the development, production or distribution of products related to scientific advances in health care. Because the Fund concentrates its investments in medical research and the health care industry, it could be affected by any event that adversely affects that sector.

FIDELITY VIP EQUITY-INCOME PORTFOLIO (SERVICE CLASS 2) -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP GROWTH PORTFOLIO (SERVICE CLASS 2) -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO (SERVICE CLASS 2) -- seeks to obtain a high level of current income, while also considering growth of capital.

FIDELITY VIP II CONTRAFUND-REGISTERED TRADEMARK- PORTFOLIO (SERVICE CLASS
2) -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.

FIDELITY VIP III GROWTH & INCOME PORTFOLIO (SERVICE CLASS 2) -- seeks high total return through a combination of current income and capital appreciation. The Portfolio invests a majority of its assets in common stocks of domestic and foreign issuers with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FT VIP FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of U.S. small cap companies with market cap values of less than $1.5 billion or similar in size to those in the Russell 2000 Index, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

INVESCO VIF DYNAMICS FUND -- seeks to make an investment grow. The Fund invests primarily in common stocks of mid-sized companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase -- but also has the flexibility to invest in other types of securities including preferred stocks and debt instruments that are convertible into common stocks, as well as in bonds -- including so-called "junk bonds."

INVESCO VIF HEALTH SCIENCES FUND -- seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.

JANUS ASPEN GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.

JANUS ASPEN GROWTH AND INCOME PORTFOLIO (SERVICE SHARES) -- seeks long-term capital growth and income. The Portfolio normally emphasizes investments in common stocks.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

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
PIONEER FUND VCT PORTFOLIO (CLASS II) -- invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth. This Portfolio formerly was known as the Growth and Income Portfolio.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO (CLASS II) -- invests primarily in REITs and other real estate industry companies for long-term growth of capital. Current income is the Portfolio's secondary investment objective.

SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital.

SVS DREMAN FINANICAL SERVICES PORTFOLIO -- seeks long term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolios investment manager to be undervalued.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Certain Underlying Funds have investment objectives and/or policies similar to those of other Underlying Funds. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Fund prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or
(2) the receipt of the notice of the Owner's right to transfer.

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
             DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE

A.  PAYMENTS

The latest Issue Date is age 85 of the oldest Owner, or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application and/or signature. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements.

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

    - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's).

    - Under a monthly automatic payment plan, the minimum initial payment is $50.

    - Each subsequent payment must be at least $50.

    - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the AIT Money Market Fund of AIT.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments. You can change the allocation instructions for future payments by notifying the Company.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

For a discussion of future payments to an Automatic Transfer Program (Dollar Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" under "D. Transfer Privilege" below.

You may change allocation instructions by written or telephone request to the Company. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

B.  COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

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
The Accumulated Value under the Contract is determined by:

    (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

    (2) adding together the values of each Sub-Account, and

    (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses, and charges of its Underlying Funds. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.20% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

C.  RIGHT TO CANCEL

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

In most states, the Company will pay the Owner the Contract's Accumulated Value, adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees. However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of
(a) gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

D.  TRANSFER PRIVILEGE

Prior to the Annuity Date, the Owner may transfer amounts among investment options at any time upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the AIT Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

ASSET ALLOCATION MODEL REALLOCATIONS. If an Owner elects to follow an asset allocation strategy, the Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties that provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocation recommendations made by such third parties and is not responsible for the investment allocations and transfers transacted on the Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the AIT Money Market Fund and the AIT Select Investment Grade Income Fund ("source accounts"). You may elect automatic transfers to one or more Sub-Accounts, subject to the following:

    - the predetermined dollar amount may not be less than $100;

    - the periodic basis may be monthly, quarterly, semi-annually or annually;

    - automatic transfers may not be made into the selected source account, the Fixed Account, or the Guarantee Period Accounts; and if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

    - the amount in the source account on a transfer date is zero; or

    - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source account unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically instruct the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as the source account from which to process automatic transfers. For more information see ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.

E.  SURRENDER AND WITHDRAWALS

Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. In the case of surrender, the Owner must send the Contract and a signed written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

In the case of a withdrawal, the Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100 and the Accumulated Value of the Contract may not be reduced to less than $1,000.

A surrender charge, a Contract fee and, if applicable, a rider charge, may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "E. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

    - the SEC has by order permitted such suspension, or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under FEDERAL TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "F. Withdrawals After the Annuity Date" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

    - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

    - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.

The first withdrawal will take place on the latest of 15 days after the Issue Date, the date the written request is received at the Principal Office, or on a date specified by the Owner.

Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "E. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.

The minimum amount of each automatic withdrawal is $100 and the Accumulated Value of the Contract may not be reduced to less than $1,000. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS (for qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only). Each calendar year prior to the Annuity Date, the Owner may take, without surrender charge, a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option to the extent the LED exceeds the Withdrawal Without Surrender Charge Amount. See "E. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS. The Owner must return a properly signed LED request to the Principal Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the Company's LED option (based upon the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge, based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one). The denominator of the fraction will be either:

    - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

    - the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.

The LED option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, "C. Taxation of the Contract in General." IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE "SUBSTANTIALLY EQUAL PERIODIC PAYMENT" DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM. In order to receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 12% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "E. Surrender Charge," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of this program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.

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
F.  DEATH BENEFIT

A death benefit is payable if the Owner or the first of Joint Owners dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided in "G. The Spouse of the Owner as Beneficiary."

STANDARD DEATH BENEFIT. Unless an enhanced death benefit is elected at issue, the standard death benefit will be paid. The standard death benefit is equal to the greater of (a) the Contract's Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment or (b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.

For each withdrawal under (b), the proportionate reduction is calculated by multiplying the standard death benefit immediately prior to the withdrawal by the following fraction:

                            Amount of the withdrawal
                ------------------------------------------------
             Accumulated Value immediately prior to the withdrawal

OPTIONAL ENHANCED DEATH BENEFIT RIDERS. When applying for the Contract, an Owner may elect one of the four optional Enhanced Death Benefit (EDB) Riders:
(1) an Enhanced Death Benefit With Annual Step-Up; (2) 5% Enhanced Death Benefit With Annual Step-Up; (3) 7% Enhanced Death Benefit; or (4) 7% Enhanced Death Benefit With Annual Step-Up. The 7% accumulation may not be available in all states. A separate charge for an EDB Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For specific charges and more detail, see "C. Optional Rider Charges" under CHARGES AND DEDUCTIONS.

1.  THE EDB WITH ANNUAL STEP-UP PROVIDES THE FOLLOWING BENEFIT:

I. Death BEFORE 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

    (b) gross payments made to the Contract until the date of death, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. Death ON OR AFTER 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under Section I, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

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
Proportionate reductions are calculated in the same manner as described above under "Standard Death Benefit."

2.  THE 5% EDB WITH ANNUAL STEP-UP PROVIDES THE FOLLOWING BENEFIT:

I. Death BEFORE 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit is equal to the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

    (b) gross payments, accumulated daily at an effective annual yield of 5% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

    (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. Death ON OR AFTER 90th Birthday. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Proportionate reductions are calculated in the same manner as described above under "Standard Death Benefit."

3.  THE 7% EDB PROVIDES THE FOLLOWING BENEFIT:

I. Death BEFORE 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments, proportionately reduced for subsequent withdrawals.

II. Death ON OR AFTER 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Proportionate reductions are calculated in the same manner as described above under "Standard Death Benefit."

4.  THE 7% EDB WITH ANNUAL STEP-UP PROVIDES THE FOLLOWING BENEFIT:

I. Death BEFORE 90th Birthday. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATEST of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment;

    (b) gross payments, accumulated daily at an effective annual yield of 7% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

    (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

The value determined in section (b) above cannot exceed 200% of gross payments, proportionately reduced for subsequent withdrawals.

II. Death ON OR AFTER 90th Birthday. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit is equal to the GREATER of:

    (a) the Accumulated Value on the Valuation Date that the Company receives proof of death, increased by any positive Market Value Adjustment; or

    (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

Proportionate reductions are calculated in the same manner as described above under "Standard Death Benefit."

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of proof of death at the Principal Office, unless the Owner has elected to apply the proceeds to a life annuity not extending beyond the beneficiary's life expectancy. Instead of payment in one sum, the beneficiary may, by written request, elect to:

    (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

    (2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the AIT Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the AIT Money Market Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

G.  THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receive payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:

    (1) any value in the Guarantee Period Accounts will be transferred to the AIT Money Market Sub-Account; and

    (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the AIT Money Market Sub-Account.

The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

H.  ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

                       ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

    - to select the annuity payout option under which annuity benefit payments are to be made;

    - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable payout annuity option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency ("Change Frequency") and the date the first Change Frequency will occur; and

    - to select one of the available Assumed Investment Returns ("AIR") for a variable option (see "D. Variable Annuity Benefit Payments" below for details).

A.  ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

    - may not be earlier than the first Contract Anniversary; and

    - must occur on the first day of any month before the Owner's 99th birthday.

If the Owner does not select an Annuity Date, the Annuity Date will be the later of (a) the Owner's age 85 or (b) one year after the Issue Date.

If there are Joint Owners, the age of the younger will determine the latest possible Annuity Date. The Owner may elect to change the Annuity Date by sending a written request to the Principal Office at least one month before the earlier of the new Annuity Date or the currently scheduled date.

If the Annuity Date occurs when the Owner is at an advanced age, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the Annuity Date and the annuity payout options with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

B.  CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option.

The annuity payout option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

FIXED ANNUITY PAYOUT OPTIONS. If the Owner selects a fixed annuity payout option, each monthly annuity benefit payment will be equal to the first (unless a withdrawal is made or as otherwise described under certain reduced survivor annuity benefits.) Any portion of the Contract's Accumulated Value converted to a fixed annuity will be held in the Company's General Account. The Contract provides guaranteed fixed annuity option rates that determine the dollar amount of the first payment under each form of fixed annuity for each $1,000 of applied value. These rates are based on the Annuity 2000 Mortality Table and a 3% AIR. The Company may offer annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. For more specific information about fixed annuity payout options, see the Contract.

VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract, if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

C.  DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

    - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Thereafter, any excess of the originally applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

    - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC
  NUMBER OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty or any other period currently offered by the Company are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

D.  VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (1) a discount factor equivalent to the AIR and

    (2) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR, and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

    - annuity payout option chosen;

    - length of the annuity payout option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "H. Norris Decision");

    - value of the amount applied under the annuity payout option;

    - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying:

    (1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

    (2) the applicable amount of the first monthly payment per $1,000 of value.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/ she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining payments will continue to be paid to the Owner or the payee the Owner has designated. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

E.  TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Account Rebalancing is available during the annuitization phase subject to the same rules described in "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

The Contracts are not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Fund. These and similar activities may be disruptive to the Underlying Funds, and may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies. If it appears that there is a pattern of transfers that coincides with a market timing strategy and/or that is disruptive to the Underlying Funds, the Company reserves the right to refuse transfers or to take other action to prevent or limit the use of such activities.

F.  WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "C. TAXATION OF THE CONTRACT IN GENERAL," "WITHDRAWALS AFTER ANNUITIZATION" UNDER FEDERAL TAX CONSIDERATIONS.

After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS
The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT OPTIONS
The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then current present value of the remaining guaranteed annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75% - 35%) of the present value of any remaining guaranteed annuity benefit payments).

Under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS
The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "Calculation of Proportionate Reduction," below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

- PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life, Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

  Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                       Amount of the variable withdrawal
                 ----------------------------------------------
                Present value of all remaining variable annuity
              benefit payments immediately prior to the withdrawal

  Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

  Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity benefit payments.

  If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life with Period Certain or Life with Cash Back annuity payout options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments) and under Period Certain annuity payout options (the Owner may make multiple Present Value Withdrawals in each calendar year).

  Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                       Amount of the variable withdrawal
                 ----------------------------------------------
             Present value of remaining guaranteed variable annuity
              benefit payments immediately prior to the withdrawal

  Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

  Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

  If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by one of the following charges ("Withdrawal Adjustment Charge"):

    -         15 or more years of annuity benefit payments being valued --           1.00%*

    -         10-14 years of annuity benefit payments being valued --                1.50%*

    -         Less than 10 years of annuity benefit payments being valued --         2.00%*

*The Withdrawal Adjustment Charge may be lower in some jurisdictions. See Contract Specifications for the specific charge.

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

    - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

    - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX D -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

G.  REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

    (1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date.

    (2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase (As a result, the Contract's Accumulated Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal).

    (3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals, and there may be adverse tax consequences. See "C. Taxation of the Contract in General" under FEDERAL TAX CONSIDERATIONS.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option.

H.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.20% of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily administrative expense charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds.

B.  CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) currently is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where Accumulated Value has been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the Issue Date, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries, officers, directors, trustees and employees of any of the Underlying Funds; investment managers or sub-advisers of any of the Underlying Funds; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C.  OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers a number of riders that are only available if elected by the Owner at issue. A separate monthly charge is made for each Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable charge is equal to the Accumulated Value on the last day of each Contract month and, if applicable, on the date surrendered, multiplied by 1/12th of the following annual percentage rates:

Enhanced Death Benefit Rider With Annual Step-Up:     0.15%
5% Enhanced Death Benefit Rider With Annual Step-Up:  0.25%
7% Enhanced Death Benefit Rider:                      0.30%
7% Enhanced Death Benefit Rider With Annual Step-Up:  0.35%

For a description of the Riders, see "Optional Enhanced Death Benefit Riders" under "F. Death Benefit" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE, above.

D.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

    2.  the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Accumulated Value at the time such determination is made.

E.  SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. During the accumulation phase, a surrender charge, however, may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below.

CALCULATION OF SURRENDER CHARGE. For purposes of determining the surrender charge, the Accumulated Value is divided into four categories:

    - The amount available under the Withdrawal Without Surrender Charge provision, described below;

    - Old Payments -- total payments invested in the Contract for more than eight years;

    - New Payments -- payments received by the Company during the eight years preceding the date of the surrender or withdrawal; and

    - Cumulative Earnings.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:

  COMPLETE YEARS FROM          SURRENDER CHARGE
DATE OF PAYMENT TO DATE       AS A PERCENT OF THE
     OF WITHDRAWAL            PAYMENTS WITHDRAWN
-----------------------       -------------------
      Less than 1                     8.0%
      Less than 2                     8.0%
      Less than 3                     7.0%
      Less than 4                     6.0%
      Less than 5                     5.0%
      Less than 6                     4.0%
      Less than 7                     3.0%
      Less than 8                     2.0%
   Thereafter                           0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the Annuity Payout phase (see ANNUITIZATION -- THE PAYOUT PHASE, "F. Withdrawals After the Annuity Date"). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE. Each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to:

       12% times (X less Y)* less Z where:

       X is the total gross payments made to the contract
       Y is any previous withdrawals that exceed the WWSC amount
       Z is any previous WWSC amount withdrawn in the same CALENDAR year

       *In the contract, X less Y is referred to as the Gross Payment Base

To illustrate how this works assume the following:

    - The issue date is February 1, 2000.

    - The initial payment to the contract is $100,000.

    - No subsequent payments are made to the contract.

    - The Owner makes the following withdrawals:

                                 CONTRACT YEAR
                   DATE OF         IN WHICH      AMOUNT OF
                  WITHDRAWAL    WITHDRAWAL MADE  WITHDRAWAL
                --------------  ---------------  ----------
Withdrawal #1   April 1, 2000        1(st)        $10,000
Withdrawal #2   August 1, 2000       1(st)        $ 3,000
Withdrawal #3   April 1, 2001        2(nd)        $15,000
Withdrawal #4   August 1, 2001       2(nd)        $ 2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

       12% times (X less Y) less Z where:

       X is $100,000
       Y is $0 (no previous withdrawals have been made)
       Z is $0 (no previous withdrawals have been made)

       12% times ($100,000 less $0) less $0 =
       12% times ($100,000) less $0 =
       $12,000 less $0 = $12,000

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #1 of $10,000 is less than the WWSC amount of $12,000. Thus, it is not subject to surrender charges.

WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

       12% times (X less Y) less Z where:

       X is $100,000
       Y is $0 (Withdrawal #1, did not exceed the WWSC amount)
       Z is $10,000 (Withdrawal #1 was made in the same CALENDAR year)

       12% times ($100,000 less $0) less $10,000 =
       12% times ($100,000) less $10,000 =
       $12,000 less $10,000 = $2,000

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #2 of $3,000 exceeds the available WWSC amount of $2,000. Only $2,000 of Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

       12% times (X less Y) less Z where:

       X is $100,000
       Y is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount) Z is $0 (This is the first withdrawal of this CALENDAR year)

       12% times ($100,000 less $1,000) less $0 =
       12% times ($99,000) less $0 =
       $11,880 less $0 = $11,880

Second, compare the amount withdrawn to the available WWSC amount:

       Withdrawal #3 of $15,000 exceeds the available WWSC amount of $11,880. Only $11,880 of Withdrawal #3 is part of the WWSC amount and $3,120 exceeds the WWSC amount.

WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

       12% times (X less Y) less Z where:

       X is $100,000
       Y is $4,120 ($1,000 of Withdrawal #2 and $3,120 of Withdrawal #3 exceeded the WWSC amount)
       Z is $11,880 (Withdrawal #3 was made in the same CALENDAR year)

       12% times ($100,000 less $4,120) less $11,880 =
       12% times ($95,880) less $11,880 =
       $11,505.60 less $11,880 = $0

Second, compare the amount withdrawn to the available WWSC amount:

       The WWSC amount has been exhausted for this calendar year. Thus, none of Withdrawal #4 is part of the WWSC amount.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 12% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT. When a withdrawal is taken, the Company deducts the WWSC amount in the following order.

- The Company first deducts the WWSC Amount from Cumulative Earnings.

- If the WWSC amount exceeds Cumulative Earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

- If more than one withdrawal is made during the calendar year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge amount has been withdrawn.

After the entire WWSC amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:

- First from Old Payments

    - Since Old Payments have been invested in the Contract for more than 8 years, the surrender charge is 0%.

- Second from New Payments

    - Payments are withdrawn from this category on a first-in-first-out (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.

- Third from Cumulative Earnings

For qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of the WWSC amount described above and the amount available as a Life Expectancy Distribution less Z (where Z has the same value as outlined above).

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "E. Surrender and Withdrawals" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and see FEDERAL TAX CONSIDERATIONS.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS
CREDITED. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

In addition, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

    (1) admitted to a medical care facility after becoming the Owner or Annuitant under the Contract and remains confined there until the later of one year after the Issue Date or 90 consecutive days; or

    (2) first diagnosed by a licensed physician as having a fatal illness after the Issue Date of the Contract and after being named Owner or Annuitant.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed "physician" in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal illness" means a condition diagnosed by a licensed "physician" which is expected to result in death within two years of the diagnosis. "Physician" means a person (other than the Owner, Annuitant or a member of one of their families) who is state licensed to give medical care or treatment and is acting within the scope of that license. "Physically disabled" means that the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under this Contract will be accepted unless required by state law.

In addition, from time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

    - the size and type of group or class, and the persistency expected from that group or class;

    - the total amount of payments to be received, and the manner in which payments are remitted;

    - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

    - other transactions where sales expenses are likely to be reduced; or

    - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals ("eligible persons"):

    - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

    - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds;

    - investment managers or sub-advisers of the Underlying Funds; and

    - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

F.  TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract Year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract Year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "E. Transfers of Annuity Units" under ANNUITIZATION -- THE PAYOUT PHASE.

G.  WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, a withdrawal will result in a calculation by the Company of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. The present value is calculated based on the Annuity 2000 Mortality Table (male, female or unisex rates as appropriate). If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by one of the following adjustments:

15 or more years of annuity benefit payments being valued --         1.00%*
10-14 years of annuity benefit payments being valued --              1.50%*
Less than 10 years of annuity benefit payments being valued --       2.00%*

*The Withdrawal Adjustment Charge may be lower in some jurisdictions. See Contract Specifications for the specific charge.

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "F. Withdrawals After the Annuity Date," under ANNUITIZATION -- THE PAYOUT PHASE.

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from three through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in New York, Oregon, Maryland, and Pennsylvania.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account prior to the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the AIT Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the AIT Money Market Sub-Account. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "F. Death Benefit." No Market Value Adjustment will apply to amounts deducted for Contract fees or rider charges. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                   [(1+i)/(1+j)] TO THE POWER OF (n/365) - 1

        where:  i    is the Guaranteed Interest Rate expressed as a decimal for example: (3% = 0.03) being credited to the current Guarantee
                     Period;

                j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

                n is the number of days remaining from the Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited; however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. The amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX C -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender and Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "E. Surrender Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.  GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account was a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract, and therefore the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Portfolios will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

B.  QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 or 408A of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non- qualified contract. For more information on the tax provisions applicable to qualified contracts, see "E. Provisions Applicable to Qualified Employer Plans" below.

C.  TAXATION OF THE CONTRACT IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owner" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

WITHDRAWALS AFTER ANNUITIZATION. A withdrawal from a qualified or non-qualified contract may create significant adverse tax consequences. It is possible that the Internal Revenue Service may take the view that when withdrawals (other than annuity payments) are taken during the annuity payout phase of the Contract, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current Annuity Value.

For example, assume that a Contract owner with Accumulated Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 during the annuity payout phase. Under this view, the Contract owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, such as those under age 59 1/2, additional tax penalties may also apply.

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISER PRIOR TO MAKING WITHDRAWALS.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments begin under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the annuitant dies before cost basis is recovered, a deduction for the difference is allowed on the Owner's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

    - taken on or after age 59 1/2; or

    - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the
      Code); or

    - in the case of the Owner's "total disability" (as defined in the Code); or

    - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

    - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee.

The requirement of "substantially equal" periodic payments is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement is also met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy, and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

D.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

E.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "C. Right to Cancel."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

    (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class,

    (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

    (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

    (4) to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account, in the event that Fund shares are unavailable for investment, or if the Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account,

    (5) to change the methodology for determining the net investment factor,

    (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act, and

    (7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company.

Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity payout phase, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Owner's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contract also is offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions not to exceed 9.0% of payments to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-366-1492.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% annually compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

STATE RESTRICTIONS. Certain states may impose restrictions on payments and transfers to the Fixed Account.

                                   APPENDIX B
                            PERFORMANCE INFORMATION

This Contract was first offered to the public in 2000. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise total return and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence (See Tables 1A and 1B) and (2) the periods that the Underlying Funds have been in existence (See Tables 2A and 2B.) Performance results in Tables 1A and 2A reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Fund charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period. Neither set of tables includes optional Rider charges. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total" return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the AIT Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then annualized by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return as shown in Table 1A are calculated in the standardized manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.35%, the effect of the $35 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as that in Tables 1A and 1B; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under this Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE

INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

    (1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

    (2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

    (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company (A.M. Best), Moody's Investors Service (Moody's), Standard & Poor's Insurance Rating Services (S&P) and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                         FOR YEAR                   SINCE
                                                         SUB-ACCOUNT      ENDED                 INCEPTION OF
(I) SUB-ACCOUNT                                         INCEPTION DATE   12/31/00   5 YEARS      SUB-ACCOUNT
---------------                                         --------------   --------   --------   ---------------
AIT Equity Index Fund.................................     11/20/00        N/A        N/A               -8.66%
AIT Money Market Fund.................................     11/20/00        N/A        N/A               -6.76%
AIT Select Aggressive Growth Fund.....................     11/20/00        N/A        N/A               -9.03%
AIT Select Capital Appreciation Fund..................     11/20/00        N/A        N/A               -4.01%
AIT Select Emerging Markets Fund......................     11/20/00        N/A        N/A              -12.98%
AIT Select Growth Fund................................     11/20/00        N/A        N/A               -9.92%
AIT Select Growth and Income Fund.....................     11/20/00        N/A        N/A               -8.66%
AIT Select International Equity Fund..................     11/20/00        N/A        N/A               -3.81%
AIT Select Investment Grade Income Fund...............     11/20/00        N/A        N/A               -4.65%
AIT Select Strategic Growth Fund......................     11/20/00        N/A        N/A              -16.33%
AIT Select Strategic Income Fund......................     11/20/00        N/A        N/A               -4.48%
AIT Select Value Opportunity Fund.....................     11/20/00        N/A        N/A                0.83%
AIM V.I. Aggressive Growth Fund.......................     11/20/00        N/A        N/A               -9.86%
AIM V.I. Blue Chip Fund...............................     11/20/00        N/A        N/A               -9.14%
AIM V.I. Value Fund...................................     11/20/00        N/A        N/A               -7.52%
Alliance Growth and Income Portfolio..................     11/20/00        N/A        N/A               -2.27%
Alliance Premier Growth Portfolio.....................     11/20/00        N/A        N/A               -9.76%
Deutsche VIT EAFE Equity Index........................     11/20/00        N/A        N/A               -5.13%
Deutsche VIT Small Cap Index..........................     11/20/00        N/A        N/A               -4.52%
Eaton Vance VT Floating Rate-Income Fund..............         N/A*        N/A        N/A                 N/A
Eaton Vance VT Worldwide Health Sciences Fund.........         N/A*        N/A        N/A                 N/A
Fidelity VIP Equity-Income Portfolio..................     11/20/00        N/A        N/A               -3.07%
Fidelity VIP Growth Portfolio.........................     11/20/00        N/A        N/A              -10.35%
Fidelity VIP High Income Portfolio....................     11/20/00        N/A        N/A              -10.57%
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio...........................................     11/20/00        N/A        N/A               -5.75%
Fidelity VIP III Growth & Income Portfolio............     11/20/00        N/A        N/A               -7.58%
Fidelity VIP III Mid Cap Portfolio....................     11/20/00        N/A        N/A               -0.55%
FT VIP Franklin Small Cap Fund........................     11/20/00        N/A        N/A               -9.71%
FT VIP Mutual Shares Securities Fund..................     11/20/00        N/A        N/A               -1.81%
INVESCO VIF Dynamics Fund.............................     11/20/00        N/A        N/A               -8.88%
INVESCO VIF Health Sciences Fund......................     11/20/00        N/A        N/A                0.80%
Janus Aspen Aggressive Growth Portfolio...............     11/20/00        N/A        N/A              -13.19%
Janus Aspen Growth Portfolio..........................     11/20/00        N/A        N/A              -12.86%
Janus Aspen Growth and Income Portfolio...............     11/20/00        N/A        N/A               -8.59%
Janus Aspen International Growth Portfolio............     11/20/00        N/A        N/A              -10.51%
Pioneer Fund VCT Portfolio............................         N/A*        N/A        N/A                 N/A
Pioneer Real Estate Growth VCT Portfolio..............         N/A*        N/A        N/A                 N/A
Scudder Technology Growth Portfolio...................     11/20/00        N/A        N/A              -19.28%
SVS Dreman Financial Services Portfolio...............     11/20/00        N/A        N/A                4.53%
T. Rowe Price International Stock Portfolio...........     11/20/00        N/A        N/A               -5.98%

*This is a new Sub-Account so no historical figures are available.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                    TABLE 1B
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                         SINCE INCEPTION OF SUB-ACCOUNT
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)

                                                                         FOR YEAR                   SINCE
                                                         SUB-ACCOUNT      ENDED                 INCEPTION OF
                                                        INCEPTION DATE   12/31/00   5 YEARS      SUB-ACCOUNT
                                                        --------------   --------   --------   ---------------
AIT Equity Index Fund.................................     11/20/00        N/A        N/A               -1.65%
AIT Money Market Fund.................................     11/20/00        N/A        N/A                0.57%
AIT Select Aggressive Growth Fund.....................     11/20/00        N/A        N/A               -2.05%
AIT Select Capital Appreciation Fund..................     11/20/00        N/A        N/A                3.36%
AIT Select Emerging Markets Fund......................     11/20/00        N/A        N/A               -6.29%
AIT Select Growth Fund................................     11/20/00        N/A        N/A               -3.00%
AIT Select Growth and Income Fund.....................     11/20/00        N/A        N/A               -1.65%
AIT Select International Equity Fund..................     11/20/00        N/A        N/A                3.57%
AIT Select Investment Grade Income Fund...............     11/20/00        N/A        N/A                2.66%
AIT Select Strategic Growth Fund......................     11/20/00        N/A        N/A               -9.90%
AIT Select Strategic Income Fund......................     11/20/00        N/A        N/A                2.85%
AIT Select Value Opportunity Fund.....................     11/20/00        N/A        N/A                8.56%
AIM V.I. Aggressive Growth Fund.......................     11/20/00        N/A        N/A               -2.94%
AIM V.I. Blue Chip Fund...............................     11/20/00        N/A        N/A               -2.16%
AIM V.I. Value Fund...................................     11/20/00        N/A        N/A               -0.42%
Alliance Growth and Income Portfolio..................     11/20/00        N/A        N/A                5.28%
Alliance Premier Growth Portfolio.....................     11/20/00        N/A        N/A               -2.83%
Deutsche VIT EAFE Equity Index........................     11/20/00        N/A        N/A                2.14%
Deutsche VIT Small Cap Index..........................     11/20/00        N/A        N/A                2.80%
Eaton Vance VT Floating Rate-Income Fund..............         N/A*        N/A        N/A                 N/A
Eaton Vance VT Worldwide Health Sciences Fund.........         N/A*        N/A        N/A                 N/A
Fidelity VIP Equity-Income Portfolio..................     11/20/00        N/A        N/A                4.37%
Fidelity VIP Growth Portfolio.........................     11/20/00        N/A        N/A               -3.46%
Fidelity VIP High Income Portfolio....................     11/20/00        N/A        N/A               -3.71%
Fidelity VIP II Contrafund-Registered Trademark-
  Portfolio...........................................     11/20/00        N/A        N/A                1.48%
Fidelity VIP III Growth & Income Portfolio............     11/20/00        N/A        N/A               -0.48%
Fidelity VIP III Mid Cap Portfolio....................     11/20/00        N/A        N/A                7.15%
FT VIP Franklin Small Cap Fund........................     11/20/00        N/A        N/A               -2.78%
FT VIP Mutual Shares Securities Fund..................     11/20/00        N/A        N/A                5.73%
INVESCO VIF Dynamics Fund.............................     11/20/00        N/A        N/A               -1.88%
INVESCO VIF Health Sciences Fund......................     11/20/00        N/A        N/A                8.25%
Janus Aspen Aggressive Growth Portfolio...............     11/20/00        N/A        N/A               -6.52%
Janus Aspen Growth Portfolio..........................     11/20/00        N/A        N/A               -6.17%
Janus Aspen Growth and Income Portfolio...............     11/20/00        N/A        N/A               -6.52%
Janus Aspen International Growth Portfolio............     11/20/00        N/A        N/A               -3.64%
Pioneer Fund VCT Portfolio............................         N/A*        N/A        N/A                 N/A
Pioneer Real Estate Growth VCT Portfolio..............         N/A*        N/A        N/A                 N/A
Scudder Technology Growth Portfolio...................     11/20/00        N/A        N/A              -13.07%
SVS Dreman Financial Services Portfolio...............     11/20/00        N/A        N/A               12.54%
T. Rowe Price International Stock Portfolio...........     11/20/00        N/A        N/A                1.23%

*This is a new Sub-Account so no historical figures are available.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                    TABLE 2A
                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                     SINCE INCEPTION OF UNDERLYING FUND(1)
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                                      FOR YEAR
                                                 UNDERLYING FUND        ENDED                          10 YEARS OR SINCE
                                                 INCEPTION DATE       12/31/00           5 YEARS       INCEPTION IF LESS
                                                 ---------------   ---------------   ---------------   -----------------
AIT Equity Index Fund..........................      9/28/90               -16.65%            15.69%             15.26%
AIT Money Market Fund..........................      4/29/85                -2.50%             3.22%              4.35%
AIT Select Aggressive Growth Fund..............      8/21/92               -30.88%             7.97%             12.52%
AIT Select Capital Appreciation Fund...........      4/28/95                -2.12%            11.41%             16.71%
AIT Select Emerging Markets Fund...............      2/20/98               -42.51%              N/A             -10.18%
AIT Select Growth Fund.........................      8/21/92               -24.69%            16.60%             13.56%
AIT Select Growth and Income Fund..............      8/21/92               -18.28%            10.58%             10.77%
AIT Select International Equity Fund...........       5/2/94               -16.60%            10.01%              9.60%
AIT Select Investment Grade Income Fund........      4/29/85                 1.09%             3.63%              6.41%
AIT Select Strategic Growth Fund...............      2/20/98               -42.32%              N/A             -14.37%
AIT Select Strategic Income Fund...............       7/3/00                  N/A               N/A              -2.45%
AIT Select Value Opportunity Fund..............      4/30/93                20.57%            13.69%             12.15%
AIM V.I. Aggressive Growth Fund................       5/1/98                -5.99%              N/A              11.75%
AIM V.I. Blue Chip Fund........................     12/29/99               -15.89%              N/A             -15.90%
AIM V.I. Value Fund............................       5/5/93               -21.80%            13.67%             15.61%
Alliance Growth and Income Portfolio*..........      1/14/91                 4.01%            17.16%             13.44%
Alliance Premier Growth Portfolio*.............      6/26/92               -23.75%            19.35%             18.37%
Deutsche VIT EAFE Equity Index.................      8/22/97               -23.65%              N/A               2.62%
Deutsche VIT Small Cap Index...................      8/25/97               -11.92%              N/A               2.07%
Eaton Vance VT Floating Rate-Income Fund.......       5/1/01                  N/A               N/A                N/A
Eaton Vance VT Worldwide Health Sciences
  Fund.........................................       5/1/01                  N/A               N/A                N/A
Fidelity VIP Equity-Income Portfolio*..........      10/9/86                -0.89%            10.99%             14.22%
Fidelity VIP Growth Portfolio*.................      10/9/86               -18.64%            16.83%             18.10%
Fidelity VIP High Income Portfolio*............      9/19/85               -29.29%            -1.11%              8.07%
Fidelity VIP II
  Contrafund-Registered Trademark-
  Portfolio*...................................       1/3/95               -14.66%            15.33%             18.99%
Fidelity VIP III Growth & Income Portfolio*....     12/31/96               -11.88%              N/A              12.19%
Fidelity VIP III Mid Cap Portfolio*............     12/28/98                23.57%              N/A              38.30%
FT VIP Franklin Small Cap Fund*................      11/1/95               -21.88%            18.05%             17.98%
FT VIP Mutual Shares Securities Fund*..........      11/8/96                -2.12%              N/A               8.97%
INVESCO VIF Dynamics Fund......................      8/25/97               -11.62%              N/A              17.28%
INVESCO VIF Health Sciences Fund...............      5/22/97                20.72%              N/A              21.00%
Janus Aspen Aggressive Growth Portfolio*.......      9/13/93               -37.51%            17.70%             20.38%
Janus Aspen Growth Portfolio*..................      9/13/93               -18.91%            16.87%             15.94%
Janus Aspen Growth and Income Portfolio*.......       5/1/98               -21.50%              N/A              20.43%
Janus Aspen International Growth Portfolio*....       5/2/94               -24.18%            20.61%             18.48%
Pioneer Fund VCT Portfolio*....................     10/31/97                -7.80%              N/A              11.31%
Pioneer Real Estate Growth VCT Portfolio*......       3/1/95                19.05%             7.81%              9.39%
Scudder Technology Growth Portfolio............       5/3/99                28.16%              N/A              16.03%
SVS Dreman Financial Services Portfolio........       5/4/98                17.25%              N/A               2.36%
T. Rowe Price International Stock Portfolio....      3/31/94               -24.73%             6.16%              6.32%

*These funds include a charge for 12b-1 fees ("Class 2 shares"). These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on Class 2 shares performance.

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not actual performance numbers for the Sub-Accounts or the Contract.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                    TABLE 2B
                   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDING DECEMBER 31, 2000
                     SINCE INCEPTION OF UNDERLYING FUND(1)
        (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)

                                                                      FOR YEAR
                                                 UNDERLYING FUND        ENDED                          10 YEARS OR SINCE
                                                 INCEPTION DATE       12/31/00           5 YEARS       INCEPTION IF LESS
                                                 ---------------   ---------------   ---------------   -----------------
AIT Equity Index Fund..........................      9/28/90               -10.25%            16.31%             15.31%
AIT Money Market Fund..........................      4/29/85                 4.97%             4.17%              4.43%
AIT Select Aggressive Growth Fund..............      8/21/92               -25.55%             8.77%             12.58%
AIT Select Capital Appreciation Fund...........      4/28/95                 5.39%            12.13%             17.12%
AIT Select Emerging Markets Fund...............      2/20/98               -38.06%              N/A              -8.06%
AIT Select Growth Fund.........................      8/21/92               -18.90%            17.19%             13.62%
AIT Select Growth and Income Fund..............      8/21/92               -11.99%            11.31%             10.84%
AIT Select International Equity Fund...........       5/2/94               -10.19%            10.75%              9.95%
AIT Select Investment Grade Income Fund........      4/29/85                 8.84%             4.57%              6.48%
AIT Select Strategic Growth Fund...............      2/20/98               -37.86%              N/A             -12.34%
AIT Select Strategic Income Fund...............       7/3/00                  N/A               N/A               5.03%
AIT Select Value Opportunity Fund..............      4/30/93                28.66%            14.35%             12.34%
AIM V.I. Aggressive Growth Fund................       5/1/98                 1.22%              N/A              13.99%
AIM V.I. Blue Chip Fund........................     12/29/99                -9.42%              N/A              -9.38%
AIM V.I. Value Fund............................       5/5/93               -15.78%            14.33%             15.77%
Alliance Growth and Income Portfolio*..........      1/14/91                12.10%            17.75%             13.50%
Alliance Premier Growth Portfolio*.............      6/26/92               -17.88%            19.90%             18.43%
Deutsche VIT EAFE Equity Index.................      8/22/97               -17.77%              N/A               4.37%
Deutsche VIT Small Cap Index...................      8/25/97                -5.15%              N/A               3.85%
Eaton Vance VT Floating Rate-Income Fund.......       5/1/01                  N/A               N/A                N/A
Eaton Vance VT Worldwide Health Sciences
  Fund.........................................       5/1/01                  N/A               N/A                N/A
Fidelity VIP Equity-Income Portfolio*..........      10/9/86                 6.71%            11.72%             15.50%
Fidelity VIP Growth Portfolio*.................      10/9/86               -12.39%            17.42%             18.15%
Fidelity VIP High Income Portfolio*............      9/19/85               -23.84%            -0.14%              8.11%
Fidelity VIP II
  Contrafund-Registered Trademark-
  Portfolio*...................................       1/3/95                -8.10%            15.95%             19.33%
Fidelity VIP III Growth & Income Portfolio*....     12/31/96                -5.11%              N/A              13.31%
Fidelity VIP III Mid Cap Portfolio**...........     12/28/98                31.67%              N/A              40.91%
FT VIP Franklin Small Cap Fund**...............      11/1/95               -15.87%            18.62%             18.45%
FT VIP Mutual Shares Securities Fund*..........      11/8/96                 5.45%              N/A               9.99%
INVESCO VIF Dynamics Fund......................      8/25/97                -4.84%              N/A              18.59%
INVESCO VIF Health Sciences Fund...............      5/22/97                28.81%              N/A              22.10%
Janus Aspen Aggressive Growth Portfolio*.......      9/13/93               -32.69%            18.29%             20.53%
Janus Aspen Growth Portfolio*..................      9/13/93               -12.68%            17.47%             16.12%
Janus Aspen Growth and Income Portfolio*.......       5/1/98               -15.46%              N/A              22.43%
Janus Aspen International Growth Portfolio*....       5/2/94               -18.35%            21.14%             18.72%
Pioneer Fund VCT Portfolio*....................     10/31/97                -0.64%              N/A              13.04%
Pioneer Real Estate Growth VCT Portfolio*......       3/1/95                27.05%             8.55%              9.84%
Scudder Technology Growth Portfolio............       5/3/99               -22.62%              N/A              20.46%
SVS Dreman Financial Services Portfolio........       5/4/98                25.34%              N/A               4.99%
T. Rowe Price International Stock Portfolio....      3/31/94               -18.93%             7.01%              6.72%

*These funds include a charge for 12b-1 fees ("Class 2 shares"). These hypothetical performance figures are based upon the historical performance of the non 12b-1 class of shares, but adjusted to reflect the effect of the 12b-1 fee on Class 2 shares performance.

(1)Many of the Underlying Funds in which the Sub-Accounts invest existed prior to the date the Sub-Accounts commenced operations. In this table, the specified period is based on the inception date of each Underlying Fund rather than the inception date of the Sub-Account. As such, the table represents what the performance of a Sub-Account would have been if the Sub-Account had been both in existence and invested in the corresponding Underlying Fund since the date indicated. In that respect, these numbers are hypothetical and are not actual performance numbers for the Sub-Accounts or the Contract.

                                   APPENDIX C
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to 12% of the Gross Payment Base in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

                           WITHDRAWAL
           HYPOTHETICAL      WITHOUT      SURRENDER
CONTRACT   ACCUMULATED      SURRENDER      CHARGER     SURRENDER
  YEAR        VALUE       CHARGE AMOUNT   PERCENTAGE    CHARGE
--------   ------------   -------------   ----------   ---------
    1        $ 54,000         $6,000         8.0%       $3,840
    2          58,320          6,000         8.0%        4,000
    3          62,986          6,000         7.0%        3,500
    4          68,024          6,000         7.0%        3,500
    5          73,466          6,000         6.0%        3,000
    6          79,344          6,000         5.0%        2,500
    7          85,691          6,000         3.0%        1,500
    8          92,547          6,000         1.0%          500
    9          99,950          6,000         0.0%            0
   10         107,946          6,000         0.0%            0

WITHDRAWALS -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to 12% of the Gross Payment Base and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated
Values:

                                        WITHDRAWAL
           HYPOTHETICAL                   WITHOUT      SURRENDER
CONTRACT   ACCUMULATED                   SURRENDER      CHARGER     SURRENDER
  YEAR        VALUE       WITHDRAWAL   CHARGE AMOUNT   PERCENTAGE    CHARGE
--------   ------------   ----------   -------------   ----------   ---------
    1        $54,000        $     0        $6,000         8.0%       $    0
    2         58,320              0         6,000         8.0%            0
    3         62,986              0         6,000         7.0%            0
    4         68,024         30,000         6,000         7.0%        1,680
    5         41,066         10,000         3,120         6.0%          413
    6         33,552          5,000         2,294         5.0%          135
    7         30,836         10,000         1,970         3.0%          241
    8         22,503         15,000         1,006         1.0%           84
    9          8,103          5,000             0         0.0%            0
   10          3,351          3,000             0         0.0%            0

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

The following examples assume:

    1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

    2. The date of surrender is seven years (2,555 days) from the expiration date.

    3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

    4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

    5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.10)] TO THE POWER OF 2555/365 - 1

                               =  (.98182) TO THE POWER OF 7 - 1

                               =  -.12054

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  -.12054 X $62,985.60

                               =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)*

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.07)] TO THE POWER OF 2555/365 - 1

                               =  (1.00935) TO THE POWER OF 7 - 1

                               =  .06728

The market value adjustment    =  the market value factor multiplied by the withdrawal

                               =  .06728 X $62,985.60

                               =  $4,237.90

*Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1
                               =  [(1+.08)/(1+.11)] TO THE POWER OF 2555/365 - 1

                               =  (.97297) TO THE POWER OF 7 - 1

                               =  -.17454

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the negative of the excess interest earned
                                  over 3%

                               =  Maximum (-.17454 X $62,985.60 or -$8,349.25)

                               =  Maximum (-$10,992.38 or -$8,349.25)

                               =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)*

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

    The market value factor    =  [(1+i)/(1+j)] TO THE POWER OF n/365 - 1

                               =  [(1+.08)/(1+.05)] TO THE POWER OF 2555/365 - 1

                               =  (1.02857) TO THE POWER OF 7 - 1

                               =  .21798

The market value adjustment    =  Minimum of the market value factor multiplied by the
                                  withdrawal or the excess interest earned over 3%

                               =  Minimum of (.21798 X $62,985.60 or $8,349.25)

                               =  Minimum of ($13,729.78 or $8,349.25)

                               =  $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

                                   APPENDIX D
         EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 9.35%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

       Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Benefit Payments = $119,961.92

       Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (89,971.44/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

       Rate used in Present Value Determination = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Benefit Payments = $65,849.08

       Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 X 75%)

       Annuity Units after withdrawal = 342.50 (1,370 X (1 -
       (49,386.81/65,849.08)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

       Last Monthly Annuity Benefit Payment = 1,436.50
       Withdrawal Amount = $14,365.00 (10 X 1,436.50)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

       Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Annuity Benefit Payments = $234,482.77

       Annuity Units after withdrawal = 1,286.07 (1,370 X (1 -
       (14,365.00/234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

       Last Monthly Annuity Benefit Payment = $1,820.71
       Withdrawal Amount = $18,207.10 (10 X 1,820.71)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

       Rate used in Present Value Determination = 3% (3% AIR)
       Present Value of Future Annuity Benefit Payments = $268,826.18

       Annuity Units after withdrawal = 1,272.71 (1,370 X (1 -
       (18,207.10/268,826.18)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Benefit Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

       Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of future Guaranteed Annuity Benefit Payments = $119,961.92

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,255.80 (1,370 X (1 -
       (10,000/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

       Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of future Annuity Benefit Payments = $234,482.77

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,311.57 (1,370 X (1 -
       (10,000/$234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Benefit Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                                   APPENDIX E
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       ALLMERICA SELECT SEPARATE ACCOUNT

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
AIT EQUITY INDEX FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.984        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       14        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT MONEY MARKET
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.006        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        5        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT AGGRESSIVE GROWTH
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.980        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       10        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT CAPITAL APPRECIATION
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.034        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       10        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT EMERGING MARKETS
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.937        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        6        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT GROWTH FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.970        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT GROWTH AND INCOME
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.984        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       12        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
AIT SELECT INTERNATIONAL EQUITY
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.036        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       16        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT INVESTMENT GRADE
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.027        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       13        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT STRATEGIC GROWTH
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.901        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        5        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT STRATEGIC INCOME
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.028        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIT SELECT VALUE OPPORTUNITY
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.086        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       12        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIM V.I. AGGRESSIVE GROWTH FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.971        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        7        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIM V.I. BLUE CHIP FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.978        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       14        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

AIM V.I. VALUEFUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.996        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        7        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
ALLIANCE GROWTH AND INCOME FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.053        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

ALLIANCE PREMIER GROWTH
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.972        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       20        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

DEUTSCHE VIT EAFE EQUITY INDEX
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.021        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

DEUTSCHE VIT SMALL CAP INDEX
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.028        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

EATON VANCE VT FLOATING RATE-
  INCOME FUND
Unit Value:
  Beginning of Period..........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

EATON VANCE VT WORLDWIDE HEALTH
  SCIENCES FUND
Unit Value:
  Beginning of Period..........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FIDELITY VIP EQUITY-INCOME
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.044        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       26        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.965        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       10        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FIDELITY VIP HIGH INCOME
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.963        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       14        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FIDELITY VIP II
CONTRAFUND-REGISTERED TRADEMARK-
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.015        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       19        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FIDELITY VIP III GROWTH AND
  INCOME PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.995        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       14        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FIDELITY VIP III MID CAP
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.071        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       12        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FT VIP FRANKLIN SMALL CAP FUND
  (CLASS 2)
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.972        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

FT VIP MUTUAL SHARES SECURITIES
  FUND (CLASS 2)
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.057        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
INVESCO VIF DYNAMICS FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.981        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

INVESCO VIF HEALTH SCIENCES
  FUND
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.082        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

JANUS ASPEN AGGRESSIVE GROWTH
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.935        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        7        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

JANUS ASPEN GROWTH PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.938        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       20        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

JANUS ASPEN GROWTH AND INCOME
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.984        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

JANUS ASPEN INTERNATIONAL
  GROWTH PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.964        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

PIONEER FUND VCT PORTFOLIO
Unit Value:
  Beginning of Period..........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

                                                                     YEAR ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------------------------
                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
PIONEER REAL ESTATE GROWTH VCT
  PORTFOLIO
Unit Value:
  Beginning of Period..........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........      N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

SCUDDER TECHNOLOGY GROWTH
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    0.869        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        7        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

SVS DREMAN FINANCIAL SERVICES
  PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.125        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........        2        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

T. ROWE PRICE INTERNATIONAL
  STOCK PORTFOLIO
Unit Value:
  Beginning of Period..........    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period................    1.012        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Units Outstanding at End of
  Period (in thousands)........       10        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

         INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                        ALLMERICA SELECT SEPARATE ACCOUNT

                   INVESTING IN SHARES OF THE UNDERLYING FUNDS

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE ALLMERICA SELECT ACCLAIM PROSPECTUS OF ALLMERICA SELECT SEPARATE ACCOUNT DATED MAY 1, 2001 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-366-1492.

                                DATED MAY 1, 2001

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..............................................................    2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY...............................    3

SERVICES.....................................................................................    3

UNDERWRITERS.................................................................................    3

ANNUITY BENEFIT PAYMENTS.....................................................................    4

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM..................................    6

PERFORMANCE INFORMATION......................................................................    7

FINANCIAL STATEMENTS.........................................................................  F-1

                         GENERAL INFORMATION AND HISTORY

Allmerica Select Separate Account (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") authorized by vote of its Board of Directors on March 5, 1992. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone
(508) 855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2000, the Company had over $18 billion in assets and over $27 billion of life insurance in force.


Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company, and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is among the five oldest life insurance companies in America. As of December 31, 2000, First Allmerica and its subsidiaries (including the Company) had over $24 billion in combined assets and over $34 billion in life insurance in force.


Currently, 40 Sub-Accounts of the Variable Account are available under the Allmerica Select Acclaim contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust ("AIT"), AIM Variable Insurance Funds ("AVIF"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Deutsche Asset Management VIT Funds ("Deutsche VIT"), Eaton Vance Variable Trust ("EVVT"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"), Janus Aspen Series ("Janus Aspen"), Pioneer Variable Contract Trust ("Pioneer VCT"), Scudder Variable Series II ("SVS"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").

The AIT, AVIF, Alliance, EVVT, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, Pioneer VCT, SVS, and T. Rowe Price are open-end, diversified management investment companies. Twelve different funds of the Trust are available under the Contract: the AIT Equity Index Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund, and Select Value Opportunity Fund. Certain of these Funds may not be available in all states. Three funds of AVIF are available under the Contract: the AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, and the AIM V.I. Value Fund. Two portfolios of Alliance are available under the Contract: the Alliance Growth and Income Portfolio (Class B) and the Alliance Premier Growth Portfolio. Two portfolios of Eaton Vance VT are available under the Contract: the Eaton Vance VT Floating Rate-Income Fund and Eaton Vance VT Worldwide Health Sciences Fund. Four portfolios of Fidelity VIP are available under the Contract: the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP Overseas Portfolio. One portfolio of Fidelity VIP II is available under the Contract: the Fidelity VIP II Contrafund Portfolio. Two Fidelity VIP III portfolios are available under the
Contract: the Fidelity VIP III Growth & Income Portfolio and the Fidelity VIP III Mid Cap Portfolio. Two FT VIP funds are available under the Contract: the Franklin Small Cap Fund and the Mutual Shares Securities Fund. Two funds of INVESCO VIF are available under the Contract: the INVESCO VIF Dynamics Fund and the INVESCO VIF Health Sciences Fund. Four Janus Aspen portfolios are available under the Contract: the Janus Aspen Aggressive Growth Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio, and the Janus Aspen International Growth Portfolio. Two portfolios are available under the Contract: Pioneer Fund VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio. Two SVS portfolios are available under the Contract: the SVS Dreman Financial Services Portfolio and the Scudder Technology Growth Portfolio. One portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, and the financial statements of the Allmerica Select Separate Account of the Company as of December 31, 2000 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 9.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges (Withdrawal Adjustment Charge), profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

The aggregate amounts of commissions paid to Allmerica Investments for sales of all contracts funded by Allmerica Select Separate Account (including contracts not described in the Prospectus) for the years 1998, 1999, and 2000 were $31,179,269, $29,686,895, and $34,798,995.27.

No commissions were paid for sales of Contract A3030-99 since it was not offered until 2000.

No commissions were retained by Allmerica Investments for sales of all contracts funded by Allmerica Select Separate Account (including contracts not described in the Prospectus) for the years 1998, 1999, and 2000.

                            ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period................................  $  1.135000

(2)  Value of Assets -- Beginning of Valuation Period....................................  $ 5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses.......................  $     1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)..........     0.000335

(5)  Annual Charge (one-day equivalent of 1.35% per annum)...............................     0.000039

(6)  Net Investment Rate (4) - (5).......................................................     0.000296

(7)  Net Investment Factor 1.000000 + (6)................................................     1.000296

(8)  Accumulation Unit Value -- Current Period (1) x (7).................................  $  1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains of $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit
Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or
267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-   must be new payments to the Contract, including the initial payment,

-   must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub-Accounts over a specified time period and

-   will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified period that would equate the initial amount invested to the ending redeemable values, according to the following formula:

         P(1 + T) TO THE POWER OF n = ERV

         Where: P    =  a hypothetical initial payment to the Variable Account
                        of $1,000

                T    =  average annual total return

                n    =  number of years

                ERV  =  the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.35% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                      COMPLETE YEARS FROM               SURRENDER CHARGE AS A PERCENTAGE
             DATE OF PAYMENT TO DATE OF WITHDRAWAL         OF THE PAYMENTS WITHDRAWN
             -------------------------------------      --------------------------------
                          Less than 1                                 8.0%
                          Less than 2                                 8.0%
                          Less than 3                                 7.0%
                          Less than 4                                 6.0%
                          Less than 5                                 5.0%
                          Less than 6                                 4.0%
                          Less than 7                                 3.0%
                          Less than 8                                 2.0%
                          Thereafter                                    0%

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return include the deduction of the $35 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

         P(1 + T) TO THE POWER OF n = EV

         Where: P   =   a hypothetical initial payment to the Variable Account
                        of $1,000

                T   =   average annual total return

                n   =   number of years

                EV  =   the ending value of the $1,000 payment at the end of the
                        specified period.

The calculation of Supplemental Total Return reflects the 1.35% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of Supplemental Total Return does not include the deduction of the $35 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE AIT MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the AIT Money Market Sub-Account for the seven-day period ended December 31, 2000:

                  Yield                               5.07%
                  Effective Yield                     5.20%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The AIT Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

  Effective Yield = [(base period return + 1) TO THE POWER OF (365/7)] - 1

The calculations of yield and effective yield reflect the $35 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Allmerica Select Separate Account.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2001

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000    1999    1998
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.1  $  0.5  $  0.5
     Universal life and investment product
       policy fees..............................   382.2   328.1   267.4
     Net investment income......................   140.4   150.2   151.3
     Net realized investment (losses) gains.....   (15.2)   (8.7)   20.0
     Other income (Note 1)......................    85.1    36.9     0.6
                                                  ------  ------  ------
         Total revenues.........................   592.6   507.0   439.8
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   167.2   173.6   153.9
     Policy acquisition expenses................    70.5    49.8    64.6
     Sales practice litigation..................    --      --      21.0
     Other operating expenses (Note 1)..........   197.8   151.3   104.1
     Restructuring costs........................     4.6    --      --
                                                  ------  ------  ------
         Total benefits, losses and expenses....   440.1   374.7   343.6
                                                  ------  ------  ------
 Income before federal income taxes.............   152.5   132.3    96.2
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................   (36.7)   15.5    22.1
     Deferred...................................    69.7    30.5    11.8
                                                  ------  ------  ------
         Total federal income tax expense.......    33.0    46.0    33.9
                                                  ------  ------  ------
 Net income.....................................  $119.5  $ 86.3  $ 62.3
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        2000       1999
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,262.2 and $1,354.2)............................  $ 1,270.0  $ 1,324.6
     Equity securities at fair value (cost of $41.2 and
       $25.2)............................................       35.8       32.6
     Mortgage loans......................................      200.1      223.7
     Policy loans........................................      185.4      166.8
     Real estate and other long-term investments.........       15.1       25.1
                                                           ---------  ---------
         Total investments...............................    1,706.4    1,772.8
                                                           ---------  ---------
   Cash and cash equivalents.............................       50.8      132.9
   Accrued investment income.............................       33.7       36.0
   Deferred policy acquisition costs.....................    1,344.2    1,156.4
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      280.2      287.2
   Other assets..........................................       69.3       64.8
   Separate account assets...............................   14,688.2   14,527.9
                                                           ---------  ---------
         Total assets....................................  $18,172.8  $17,978.0
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,188.4  $ 2,274.7
     Outstanding claims and losses.......................       15.6       13.7
     Unearned premiums...................................        2.5        2.6
     Contractholder deposit funds and other policy
       liabilities.......................................       42.5       44.3
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,249.0    2,335.3
                                                           ---------  ---------
   Expenses and taxes payable............................      138.6      216.8
   Reinsurance premiums payable..........................       16.4       17.9
   Deferred federal income taxes.........................      168.5       94.8
   Separate account liabilities..........................   14,688.2   14,527.9
                                                           ---------  ---------
         Total liabilities...............................   17,260.7   17,192.7
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,526 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      423.7
   Accumulated other comprehensive (loss) income.........        4.7       (2.6)
   Retained earnings.....................................      481.2      361.7
                                                           ---------  ---------
         Total shareholder's equity......................      912.1      785.3
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $18,172.8  $17,978.0
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     2000     1999     1998
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   423.7    407.9    386.9
     Issuance of common stock...................    --       15.8     21.0
                                                  ------   ------   ------
     Balance at end of period...................   423.7    423.7    407.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    (2.6)    24.1     38.5
     Appreciation (depreciation) during the
       period:
         Net appreciation (depreciation) on
           available-for-sale securities........    11.3    (41.1)   (23.4)
         (Provision) benefit for deferred
           federal income taxes.................    (4.0)    14.4      9.0
                                                  ------   ------   ------
         Other comprehensive income (loss)......     7.3    (26.7)   (14.4)
                                                  ------   ------   ------
     Balance at end of period...................     4.7     (2.6)    24.1
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   361.7    275.4    213.1
     Net income.................................   119.5     86.3     62.3
                                                  ------   ------   ------
     Balance at end of period...................   481.2    361.7    275.4
                                                  ------   ------   ------
         Total shareholder's equity.............  $912.1   $785.3   $709.9
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000    1999    1998
 -------------                                 ------  ------  ------
 Net income..................................  $119.5  $ 86.3  $62.3
 Other comprehensive income (loss):
     Net appreciation (depreciation) on
       available-for-sale securities.........    11.3   (41.1) (23.4)
     (Provision) benefit for deferred federal
       income taxes..........................    (4.0)   14.4    9.0
                                               ------  ------  -----
     Other comprehensive income (loss).......     7.3   (26.7) (14.4)
                                               ------  ------  -----
     Comprehensive income....................  $126.8  $ 59.6  $47.9
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  2000     1999     1998
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $ 119.5  $  86.3  $  62.3
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........     15.2      8.7    (20.0)
         Net amortization and depreciation...     (3.8)    (2.3)    (7.1)
         Sales practice litigation expense...    --       --        21.0
         Deferred federal income taxes.......     69.7     30.5     11.8
         Change in deferred acquisition
           costs.............................   (207.0)  (169.7)  (177.8)
         Change in reinsurance premiums
           payable...........................     (1.2)   (31.5)    40.8
         Change in accrued investment
           income............................      2.3     (2.5)     0.7
         Change in policy liabilities and
           accruals, net.....................    (86.8)    (8.4)   193.1
         Change in reinsurance receivable....      7.0     20.7    (56.9)
         Change in expenses and taxes
           payable...........................    (78.7)    64.1     55.4
         Other, net..........................    --       (14.8)   (28.5)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........   (163.8)   (18.9)    94.8
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    512.4    330.9    187.0
     Proceeds from disposals of equity
       securities............................      1.0     30.9     53.3
     Proceeds from disposals of other
       investments...........................     15.6      0.8     22.7
     Proceeds from mortgages matured or
       collected.............................     49.7     30.5     60.1
     Purchase of available-for-sale fixed
       maturities............................   (437.3)  (415.5)  (136.0)
     Purchase of equity securities...........    (16.0)   (20.2)   (30.6)
     Purchase of other investments...........    (45.9)   (44.1)   (22.7)
     Purchase of mortgages...................    --       --       (58.9)
     Other investing activities, net.........      2.2      2.0     (3.9)
                                               -------  -------  -------
         Net cash provided by (used in)
           investing activities..............     81.7    (84.7)    71.0
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........    --        14.6    --
     Proceeds from issuance of stock and
       capital paid in.......................    --         4.0     21.0
                                               -------  -------  -------
         Net cash provided by financing
           activities........................    --        18.6     21.0
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (82.1)   (85.0)   186.8
 Cash and cash equivalents, beginning of
  period.....................................    132.9    217.9     31.1
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $  50.8  $ 132.9  $ 217.9
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes (received) paid............  $  (5.6) $   4.4  $  36.2

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed its ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the twelve months ended December 31, 2000 and for the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $89.7 and $35.5 million, respectively and total benefits, losses and expenses of $62.0 million and $24.4 million, respectively. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC also include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

As of December 31, 2000 there were no real estate properties in the Company's investment portfolio. Real estate held at December 31, 1999 was carried at the estimated fair value less costs of disposal. Depreciation was not recorded on this asset while it was held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed periodically and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "ACCOUNTING FOR INCOME TAXES" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the years ended December 31, 2000 and 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the FASB issued Statement of Financial Accounting Standards
No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

period in current earnings or other comprehensive income, depending on the type of hedge transaction. For fair value hedge transactions in which the Company is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instruments will generally be offset in the income statement by changes in the hedged item's fair value. For cash flow hedge transactions, in which the Company is hedging the variability of cash flows related to a variable rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified into earnings in the periods in which earnings are impacted by the variability of the cash flows of the hedged item. To the extent any hedges are determined to be ineffective, all or a portion of the change in value of the derivative will be recognized currently in earnings. This statement is effective for fiscal years beginning after June 15, 2000.

The adoption of Statement No. 133 did not have a material impact on the Company's results of operation or financial position.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "ACCOUNTING BY INSURANCE AND OTHER ENTERPRISES FOR INSURANCE-RELATED ASSESSMENTS" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 2000, AFC adopted a formal company-wide restructuring plan. This plan was a result of a corporate initiative that began in the fall of 1999, intended to reduce expenses and enhance revenues. This plan consists of various initiatives including a series of internal reorganizations, consolidations in home office operations, consolidations in field offices, changes in distribution channels and product changes. As a result of this restructuring plan, the Company recognized a pre-tax expense of $4.6 million during 2000 as reflected in restructuring costs in the Consolidated Statements of Income. This charge relates to one-time project costs, all of which were paid in 2000.

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999 and 1998, SMAFCO contributed $4.0 million and $21.0 million respectively, of additional paid-in capital to the Company.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             2000
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.6       $--       $    5.8
States and political subdivisions.......      10.4       0.3       --            10.7
Foreign governments.....................      18.6       0.8         0.1         19.3
Corporate fixed maturities..............   1,116.3      28.2        25.5      1,119.0
Mortgage-backed securities..............     111.7       3.9         0.4        115.2
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,262.2     $33.8       $26.0     $1,270.0
                                          ========     =====       =====     ========
Equity securities.......................  $   41.2     $ 0.5       $ 5.9     $   35.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding statutory liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 2000, the amortized cost and market value of these assets on deposit in New York were $186.7 million and $189.8 million, respectively. At December 31, 1999, the amortized cost and market value of assets on deposit were $196.4 million and $193.0 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

amortized cost of $4.1 million were on deposit with various state and governmental authorities at December 31, 2000 and 1999.

There were no contractual fixed maturity investment commitments at December 31, 2000.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     2000
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   77.7   $   77.5
Due after one year through five years.......................     348.3      351.8
Due after five years through ten years......................     570.1      571.2
Due after ten years.........................................     266.1      269.5
                                                              --------   --------
Total.......................................................  $1,262.2   $1,270.0
                                                              ========   ========

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
2000
Net appreciation (depreciation), beginning of year..........    $(10.4)      $  7.8      $ (2.6)
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................      37.3         (7.9)       29.4
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........     (18.2)      --           (18.2)
(Provision) benefit from deferred federal income taxes......      (6.7)         2.8        (3.9)
                                                                ------       ------      ------
                                                                  12.4         (5.1)        7.3
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $  2.0       $  2.7      $  4.7
                                                                ======       ======      ======

1999
Net appreciation (depreciation), beginning of year..........    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (75.3)        (0.2)      (75.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........      34.4       --            34.4
(Provision) benefit from deferred federal income taxes......      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1998
Net appreciation (depreciation), beginning of year..........    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net appreciation (depreciation) on available-for-sale
 securities.................................................     (16.2)       (14.3)      (30.5)
Net appreciation (depreciation) from the effect on deferred
 policy acquisition costs and on policy liabilities.........       7.1       --             7.1
(Provision) benefit from deferred federal income taxes......       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation(depreciation), end of year.................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

(1) Includes net appreciation (depreciation) on other investments of $4.9 million, $(3.1) million and 0.9 million in 2000, 1999 and 1998 respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made. At December 31, 2000, there were no real estate properties in the Company's investment portfolio. Previously, real estate investments were obtained primarily through foreclosures.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $200.1 million and $234.6 million at December 31, 2000 and 1999, respectively. Reserves for mortgage loans were $1.7 million and $2.4 million at December 31, 2000 and 1999, respectively.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 2000, 1999 and 1998.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2000.

Mortgage loans and the real estate investment comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Property type:
  Office building...........................................  $116.7  $136.1
  Industrial/warehouse......................................    52.8    51.1
  Retail....................................................    21.6    28.3
  Residential...............................................     7.8    18.5
  Other.....................................................     2.9     3.0
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31,
(IN MILLIONS)                                                  2000    1999
-------------                                                 ------  ------
Geographic region:
  Pacific...................................................  $ 77.6  $ 76.2
  South Atlantic............................................    58.4    60.7
  East North Central........................................    28.6    35.9
  Middle Atlantic...........................................    13.2    20.1
  New England...............................................    13.0    29.9
  West South Central........................................     1.8     1.9
  Other.....................................................     9.2    12.3
  Valuation allowances......................................    (1.7)   (2.4)
                                                              ------  ------
Total.......................................................  $200.1  $234.6
                                                              ======  ======

At December 31, 2000, scheduled mortgage loan maturities were as follows:
2001 -- $6.1 million; 2002 -- $11.0 million; 2004 -- $23.2 million; 2005 --
$9.6 million and $150.2 million thereafter. There are no expected maturities in 2003. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2000, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  MORTGAGE LOANS INVESTMENT VALUATION ALLOWANCES

Mortgage loans investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000       1999       1998
-------------                                                 ---------  ---------  ---------
Balance at beginning of year................................    $ 2.4      $ 3.3      $9.4
Provisions..................................................     (0.7)      (0.8)     (4.5)
Write-offs..................................................    --          (0.1)     (1.6)
                                                                -----      -----      ----
Balance at end of year......................................    $ 1.7      $ 2.4      $3.3
                                                                =====      =====      ====

Provisions on mortgages during 2000, 1999, and 1998 reflect the release of redundant specific reserves.

The carrying value of impaired loans was $3.4 million and $11.4 million, with related reserves of $0.4 million and $0.7 million as of December 31, 2000 and 1999, respectively. All impaired loans were reserved for as of December 31, 2000 and 1999.

The average carrying value of impaired loans was $8.2 million, $14.3 million and $17.0 million, with related interest income while such loans were impaired, of $1.0 million, $1.5 million and $2.0 million as of December 31, 2000, 1999 and 1998, respectively.

D.  OTHER

At December 31, 2000 and 1999, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Fixed maturities............................................  $103.8  $107.2  $107.7
Mortgage loans..............................................    17.2    19.0    25.5
Equity securities...........................................     1.0     0.4     0.3
Policy loans................................................    14.0    12.4    11.7
Other long-term investments.................................     2.8     4.0     4.8
Short-term investments......................................     3.3     9.5     4.2
                                                              ------  ------  ------
    Gross investment income.................................   142.1   152.5   154.2
Less investment expenses....................................    (1.7)   (2.3)   (2.9)
                                                              ------  ------  ------
    Net investment income...................................  $140.4  $150.2  $151.3
                                                              ======  ======  ======

The Company had fixed maturities with a carrying value of $0.2 million and $0.8 million on non-accrual status at December 31, 2000 and 1999, respectively. There were no mortgage loans on non-accrual status at December 31, 2000 and 1999. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.2 million and $1.2 million in 2000 and 1999, respectively, and had no impact in 1998.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $3.8 million and $12.2 million at December 31, 2000 and 1999, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $0.9 million and $1.4 million in 2000, 1999 and 1998, respectively. Actual interest income on these loans included in net investment income aggregated $1.0 million, $1.1 million and $1.8 million in 2000, 1999 and 1998, respectively.

There were no mortgage loans which were non-income producing for the year ended December 31, 2000 and 1999. There were, however, fixed maturities with a carrying value of $0.2 million which were non-income producing for year ended December 31, 2000. There were no fixed maturities which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $1.9 million, $0.9 million and $0.7 million in 2000, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999   1998
-------------                                                 ------  ------  -----
Fixed maturities............................................  $(20.5) $(18.8) $(6.1)
Mortgage loans..............................................     0.7     0.8    8.0
Equity securities...........................................     0.9     8.5   15.7
Other long-term investments.................................     3.7     0.8    2.4
                                                              ------  ------  -----
Net realized investment (losses) gains......................  $(15.2) $ (8.7) $20.0
                                                              ======  ======  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
2000
Fixed maturities............................................     $380.2      $ 0.9  $20.5
Equity securities...........................................     $  1.0      $ 0.9  $--
1999
Fixed maturities............................................     $162.3      $ 2.7  $ 4.3
Equity securities...........................................     $ 30.4      $10.1  $ 1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0  $ 2.0
Equity securities...........................................     $ 52.6      $17.5  $ 0.9

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(2.9) million, $(18.0) million and $(5.6)
 million in 2000, 1999 and 1998, respectively)..............  $ (5.4) $(33.4) $ (8.2)
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(6.9) million,
 $(3.6) million and $3.4 million in 2000, 1999 and 1998,
 respectively)..............................................   (12.7)   (6.7)    6.2
                                                              ------  ------  ------
Other comprehensive income (loss)...........................  $  7.3  $(26.7) $(14.4)
                                                              ======  ======  ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The estimated fair values of the financial instruments were as follows:

                                                                     2000                1999
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   50.8  $   50.8  $  132.9  $  132.9
  Fixed maturities..........................................   1,270.0   1,270.0   1,324.6   1,324.6
  Equity securities.........................................      35.8      35.8      32.6      32.6
  Mortgage loans............................................     200.1     208.5     223.7     222.8
  Policy loans..............................................     185.4     185.4     166.8     166.8
                                                              --------  --------  --------  --------
                                                              $1,742.1  $1,750.5  $1,880.6  $1,879.7
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $  978.3  $  946.2  $1,048.0  $1,014.9
  Supplemental contracts without life contingencies.........      19.9      19.9      25.0      25.0
  Other individual contract deposit funds...................      23.8      23.9      19.3      19.3
                                                              --------  --------  --------  --------
                                                              $1,022.0  $  990.0  $1,092.3  $1,059.2
                                                              ========  ========  ========  ========

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000   1999   1998
-------------                                                 ------  -----  -----
Federal income tax expense
  Current...................................................  $(36.7) $15.5  $22.1
  Deferred..................................................    69.7   30.5   11.8
                                                              ------  -----  -----
Total.......................................................  $ 33.0  $46.0  $33.9
                                                              ======  =====  =====

The federal income taxes attributable to the consolidated results of continuing operations are different from the amounts determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000     1999     1998
-------------                                                 -------  -------  -------
Expected federal income tax expense.........................  $ 53.4   $ 46.3   $ 33.7
  Dividend received deduction...............................    (6.9)    --       --
  Changes in tax reserve estimates for prior years' dividend
    received deduction......................................   (13.3)    --       --
  Other, net................................................    (0.2)    (0.3)     0.2
                                                              ------   ------   ------
Federal income tax expense..................................  $ 33.0   $ 46.0   $ 33.9
                                                              ======   ======   ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The deferred income tax (asset) liability represents the tax effects of temporary differences. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  2000     1999
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(227.2) $(233.7)
  AMT credit carryforwards..................................     (2.8)   --
  Deferred acquisition costs................................    398.3    339.7
  Investments, net..........................................      2.1     (4.0)
  Litigation reserves.......................................     (6.5)    (4.3)
  Other, net................................................      4.6     (2.9)
                                                              -------  -------
Deferred tax liability, net.................................  $ 168.5  $  94.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $434.1 million and $360.4 million at December 31, 2000 and 1999, respectively. Gross deferred income tax assets totaled $265.6 million and $265.6 million at December 31, 2000 and 1999, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $183.9 million, $173.9 million and $145.4 million in 2000, 1999 and 1998 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.6 million and $48.6 million at December 31, 2000 and 1999, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

approval of the Delaware Commissioner of Insurance, is limited to the greater of
(i) 10% of its policyholders' surplus as of the preceding December 31 or
(ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 2000, 1999 or 1998. During 2001, AFLIAC could pay dividends of $28.2 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 2000 and 1999 for the disability income business were $239.9 million and $241.5 million, respectively, traditional life were $10.0 million and $9.7 million, respectively, and universal and variable universal life were $30.3 million and $36.0 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 38.1  $ 41.3  $ 45.5
  Assumed...................................................    --      --      --
  Ceded.....................................................   (38.0)  (40.8)  (45.0)
                                                              ------  ------  ------
Net premiums................................................  $  0.1  $  0.5  $  0.5
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $188.7  $210.6  $204.0
  Assumed...................................................    --      --      --
  Ceded.....................................................   (21.5)  (37.0)  (50.1)
                                                              ------  ------  ------
  Net policy benefits, claims and losses....................  $167.2  $173.6  $153.9
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   2000      1999     1998
-------------                                                 --------  --------  ------
Balance at beginning of year................................  $1,156.4  $  950.5  $765.3
  Acquisition expenses deferred.............................     277.5     219.5   242.4
  Amortized to expense during the year......................     (70.5)    (49.8)  (64.6)
  Adjustment to equity during the year......................     (19.2)     36.2     7.4
                                                              --------  --------  ------
Balance at end of year......................................  $1,344.2  $1,156.4  $950.5
                                                              ========  ========  ======

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $239.2 million and $240.7 million at December 31, 2000 and 1999. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In 1997, a lawsuit on behalf of a putative class was instituted against AFC and certain of its subsidiaries including AFLIAC, alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

claims in the sale of life insurance policies. In November 1998, AFC and the plaintiffs entered into a settlement agreement, and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement agreement and certified the class for this purpose. AFLIAC recognized a $21.0 million pre-tax expense in 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. As of December 31, 2000, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  2000    1999    1998
-------------                                                 ------  ------  ------
Statutory net income........................................  $(40.3) $  5.0  $ (8.2)
Statutory shareholder's surplus.............................  $282.1  $342.7  $312.2

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Contractowners of the Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the Funds, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 16, 2001

                             ALLMERICA SELECT SEPARATE ACCOUNT

                           STATEMENTS OF ASSETS AND LIABILITIES

                                    DECEMBER 31, 2000

                                                                                                                          SELECT
                                                                                 SELECT                                 INVESTMENT
                                                                               AGGRESSIVE      SELECT    SELECT GROWTH    GRADE
                                                                                 GROWTH        GROWTH      AND INCOME    INCOME(a)
                                                                             ------------- ------------- ------------- -------------
ASSETS:
Investments in shares of Allmerica Investment Trust .........................$ 256,715,369 $ 391,992,983 $ 362,921,943 $ 166,672,462
Investments in shares of AIM Variable Insurance Funds .......................            -             -            -              -
Investments in shares of Alliance Variable Products Series Fund, Inc. .......            -             -            -              -
Investments in shares of Deutsche Asset Management VIT Funds ................            -             -            -              -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) ....            -             -            -              -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) .            -             -            -              -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III)             -             -            -              -
Investments in shares of Franklin Templeton Variable Insurance Products Trust            -             -            -              -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) ......            -             -            -              -
Investments in shares of Janus Aspen Series .................................            -             -            -              -
Investments in shares of Kemper Variable Series .............................            -             -            -              -
Investment in shares of T. Rowe Price International Series, Inc. ............            -             -            -              -
Receivable from Allmerica Financial Life Insurance and ......................
  Annuity Company (Sponsor) .................................................            -             -            -              -
                                                                             ------------- ------------- ------------- -------------
    Total  assets ...........................................................  256,715,369   391,992,983   362,921,943   166,672,462

LIABILITIES:
Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) .................................................            -        11,049         3,319        12,593
                                                                             ------------- ------------- ------------- -------------
    Net assets ..............................................................$ 256,715,369 $ 391,981,934 $ 362,918,624 $ 166,659,869
                                                                             ============= ============= ============= =============

Net asset distribution by category: .........................................$ 256,705,127 $ 391,979,994 $ 362,906,385 $ 166,646,122
  Select Resource I and II, Charter and Reward Series .......................        8,283             -        10,272        11,694
  Select Acclaim Series: ....................................................
  Value of investment by Allmerica Financial Life Insurance and Annuity .....        1,959         1,940         1,967         2,053
                                                                             ------------- ------------- ------------- -------------
     Company (Sponsor) ......................................................$ 256,715,369 $ 391,981,934 $ 362,918,624 $ 166,659,869
                                                                             ============= ============= ============= =============

Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 ....................................   95,694,193   135,289,048   154,178,742   114,184,272
    Net asset value per unit, December 31, 2000 .............................$    2.682557 $    2.897352 $    2.353803 $    1.459449
  Select Acclaim Series:
    Units outstanding, December 31, 2000 ....................................       10,446         2,000        12,446        13,390
    Net asset value per unit, December 31, 2000 .............................$    0.979506 $    0.969974 $    0.983549 $    1.026639

                                                                                                      SELECT             SELECT
                                                                                      MONEY       INTERNATIONAL         CAPITAL
                                                                                     MARKET           EQUITY          APPRECIATION
                                                                                 -------------   ---------------     -------------
ASSETS:
Investments in shares of Allmerica Investment Trust ............................ $ 179,717,554     $ 230,843,279     $ 182,950,488
Investments in shares of AIM Variable Insurance Funds ..........................             -                 -                 -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -                 -                 -
Investments in shares of Deutsche Asset Management VIT Funds ...................             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -                 -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..             -                 -                 -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -                 -                 -
Investments in shares of Janus Aspen Series ....................................             -                 -                 -
Investments in shares of Kemper Variable Series ................................             -                 -                 -
Investment in shares of T. Rowe Price International Series, Inc. ...............             -                 -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                 -------------    --------------     -------------
    Total  assets ..............................................................   179,717,554       230,843,279       182,950,488

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................        12,141                14                27
                                                                                 -------------    --------------     -------------
    Net assets ................................................................. $ 179,705,413     $ 230,843,265     $ 182,950,461
                                                                                 =============    ==============     =============

Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series .......................... $ 179,700,801     $ 230,827,205     $ 182,939,729
  Select Acclaim Series: .......................................................         2,601            13,989             8,665
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         2,011             2,071             2,067
                                                                                 -------------    --------------     -------------
                                                                                 $ 179,705,413     $ 230,843,265     $ 182,950,461
                                                                                 =============    ==============     =============

Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................   134,660,096       123,129,251        74,845,301
    Net asset value per unit, December 31, 2000 ................................ $    1.334477    $     1.874674     $    2.444238
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................         4,586            15,504            10,385
    Net asset value per unit, December 31, 2000 ................................ $    1.005724    $     1.035693     $    1.033567

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                   SELECT       SELECT        SELECT        SELECT
                                                                                  EMERGING      VALUE        STRATEGIC    STRATEGIC
                                                                                   MARKETS    OPPORTUNITY     GROWTH        INCOME
                                                                                ------------  ------------  ------------  ----------
ASSETS:
Investments in shares of Allmerica Investment Trust ............................$ 21,411,395  $ 94,148,952  $ 24,741,490  $  748,000
Investments in shares of AIM Variable Insurance Funds ..........................           -             -             -           -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........           -             -             -           -
Investments in shares of Deutsche Asset Management VIT Funds ...................           -             -             -           -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......           -             -             -           -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....           -             -             -           -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...           -             -             -           -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..           -             -             -           -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........           -             -             -           -
Investments in shares of Janus Aspen Series ....................................           -             -             -           -
Investments in shares of Kemper Variable Series ................................           -             -             -           -
Investment in shares of T. Rowe Price International Series, Inc. ...............           -             -             -           -
Receivable from Allmerica Financial Life Insurance and .........................
  Annuity Company (Sponsor) ....................................................           -             -            15           -
                                                                                ------------  ------------  ------------  ----------
    Total  assets ..............................................................  21,411,395    94,148,952    24,741,505     748,000


LIABILITIES:
Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................           -            37             -           -
                                                                                ------------  ------------  ------------  ----------
    Net assets .................................................................$ 21,411,395  $ 94,148,915  $ 24,741,505  $  748,000
                                                                                ============  ===========   ============  ==========

Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series ..........................$ 21,405,604  $ 94,136,183  $ 24,736,879  $  745,943
  Select Acclaim Series: .......................................................       3,917        10,561         2,824           -
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................       1,874         2,171         1,802       2,057
                                                                                ------------  ------------  ------------  ----------
                                                                                $ 21,411,395  $ 94,148,915  $ 24,741,505  $  748,000
                                                                                ============  ============  ============  ==========

Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................  27,271,759    78,804,130    36,126,525     715,859
    Net asset value per unit, December 31, 2000 ................................$   0.784900  $   1.194559  $   0.684729  $ 1.042025
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................       6,176        11,728         5,133       2,000
    Net asset value per unit, December 31, 2000 ................................$   0.937097  $   1.085582  $   0.901028  $ 1.028453

                                                                                                      AIM                  AIM
                                                                                     EQUITY      V.I. AGGRESSIVE         V.I. BLUE
                                                                                      INDEX          GROWTH                CHIP
                                                                                   -----------   ---------------       -----------
ASSETS:
Investments in shares of Allmerica Investment Trust ............................   $ 1,097,247   $             -       $         -
Investments in shares of AIM Variable Insurance Funds ..........................             -         2,677,622         2,416,539
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -                 -                 -
Investments in shares of Deutsche Asset Management VIT Funds ...................             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -                 -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..             -                 -                 -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -                 -                 -
Investments in shares of Janus Aspen Series ....................................             -                 -                 -
Investments in shares of Kemper Variable Series ................................             -                 -                 -
Investment in shares of T. Rowe Price International Series, Inc. ...............             -                 -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                   -----------   ---------------       -----------
    Total  assets ..............................................................     1,097,247         2,677,622         2,416,539

LIABILITIES:
Payable to Allmerica Financial Life Insurance and

  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                   -----------   ---------------       -----------
    Net assets .................................................................   $ 1,097,247   $     2,677,622       $ 2,416,539
                                                                                   ===========   ===============       ===========

Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series ..........................   $ 1,083,280   $     2,670,971       $ 2,402,582
  Select Acclaim Series: .......................................................        12,000             4,710            12,000
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         1,967             1,941             1,957
                                                                                   -----------   ---------------       -----------
                                                                                   $ 1,097,247   $     2,677,622       $ 2,416,539
                                                                                   ===========   ===============       ===========

Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................     1,156,281         2,982,252         2,625,400
    Net asset value per unit, December 31, 2000 ................................    $ 0.936866   $      0.895622       $  0.915130
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................        14,201             6,852            14,265
    Net asset value per unit, December 31, 2000 ................................    $ 0.983530   $      0.970588       $  0.978393

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                                              ALLIANCE    ALLIANCE
                                                                                                 ALLIANCE      PREMIER     GROWTH
                                                                                       AIM        PREMIER      GROWTH    AND INCOME
                                                                                    V.I. VALUE    GROWTH       CLASS B     CLASS B
                                                                                   -----------  -----------   --------   -----------
ASSETS:
Investments in shares of Allmerica Investment Trust ............................   $         -    $        -  $      -   $         -
Investments in shares of AIM Variable Insurance Funds ..........................     2,259,879             -         -             -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -    48,295,533    18,973     3,597,439
Investments in shares of Deutsche Asset Management VIT Funds ...................             -             -         -             -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -             -         -             -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -             -         -             -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -             -         -             -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..             -             -         -             -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -             -         -             -
Investments in shares of Janus Aspen Series ....................................             -             -         -             -
Investments in shares of Kemper Variable Series ................................             -             -         -             -
Investment in shares of T. Rowe Price International Series, Inc. ...............             -             -         -             -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -           650         -             -
                                                                                   -----------  ------------  --------   -----------
    Total  assets ..............................................................     2,259,879    48,296,183    18,973     3,597,439

LIABILITIES:
Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -             -         -             -
                                                                                   -----------  ------------  --------   -----------
    Net assets .................................................................   $ 2,259,879  $ 48,296,183  $ 18,973   $ 3,597,439
                                                                                   ===========  ============  ========   ===========
Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series ..........................   $ 2,252,978  $ 48,296,183       $ -   $ 3,595,333
  Select Acclaim Series: .......................................................         4,909             -    17,030             -
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         1,992             -     1,943         2,106
                                                                                   -----------  ------------  --------   -----------
                                                                                   $ 2,259,879  $ 48,296,183  $ 18,973   $ 3,597,439
                                                                                   ===========  ============  ========   ===========

Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................     2,404,893    47,477,714         -     3,477,384
    Net asset value per unit, December 31, 2000 ................................   $  0.936831  $   1.017239  $      -   $  1.033919
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................         6,931             -      19,525       2,000
    Net asset value per unit, December 31, 2000 ................................   $  0.995810  $          -  $ 0.971681 $  1.052845

                                                                                      DEUTSCHE        DEUTSCHE
                                                                                      VIT EAFE        VIT SMALL        FIDELITY VIP
                                                                                    EQUITY INDEX      CAP INDEX        HIGH INCOME
                                                                                   -------------      ----------      --------------
ASSETS:
Investments in shares of Allmerica Investment Trust ............................   $           -      $        -      $            -
Investments in shares of AIM Variable Insurance Funds ..........................               -               -                   -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........               -               -                   -
Investments in shares of Deutsche Asset Management VIT Funds ...................         896,032          87,150
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......               -               -         109,277,014
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....               -               -                   -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...               -               -                   -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..               -               -                   -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........               -               -                   -
Investments in shares of Janus Aspen Series ....................................               -               -                   -
Investments in shares of Kemper Variable Series ................................               -               -                   -
Investment in shares of T. Rowe Price International Series, Inc. ...............               -               -                   -
Receivable from Allmerica Financial Life Insurance and .........................
  Annuity Company (Sponsor) ....................................................               -               -                   -
                                                                                   -------------      ----------      --------------
    Total  assets ..............................................................         896,032          87,150         109,277,014

LIABILITIES:
Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................               -               -                   -
                                                                                   -------------      ----------      --------------
    Net assets .................................................................   $     896,032      $   87,150      $  109,277,014
                                                                                   =============      ==========      ==============

Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series ..........................   $     893,989      $   83,127      $  109,277,014
  Select Acclaim Series: .......................................................               -               -                   -
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................           2,043           4,023                   -
                                                                                   -------------      ----------      --------------
                                                                                   $     896,032      $   87,150      $  109,277,014
                                                                                   =============      ==========      ==============

Units outstanding and net asset value per unit:

  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................         925,951          86,520          99,327,206
    Net asset value per unit, December 31, 2000 ................................   $    0.965483      $ 0.983516      $     1.100172
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................           2,000           2,000                   -
    Net asset value per unit, December 31, 2000 ................................   $    1.021443      $ 1.028027      $            -

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                                        FIDELITY VIP  FIDELITY VIP
                                                                                             FIDELITY   HIGH INCOME  EQUITY-INCOME
                                                                             FIDELITY VIP       VIP       SERVICE       SERVICE
                                                                             EQUITY-INCOME    GROWTH       CLASS 2      CLASS 2
                                                                             ------------- ------------ ------------ -------------
ASSETS:
Investments in shares of Allmerica Investment Trust .......................  $           - $          - $          -  $         -
Investments in shares of AIM Variable Insurance Funds .....................              -            -            -            -
Investments in shares of Alliance Variable Products Series Fund, Inc. .....              -            -            -            -
Investments in shares of Deutsche Asset Management VIT Funds ..............
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) ..    256,933,119  311,470,321       13,789       27,584
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II)              -            -            -            -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III)             -            -            -            -
Investments in shares of Franklin Templeton Variable Insurance Products
 Trust ....................................................................              -            -            -            -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) ....              -            -            -            -
Investments in shares of Janus Aspen Series ...............................              -            -            -            -
Investments in shares of Kemper Variable Series ...........................              -            -            -            -
Investment in shares of T. Rowe Price International Series, Inc. ..........              -            -            -            -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................              -            -            -            -
                                                                             ------------- ------------ ------------ -------------
    Total assets ..........................................................    256,933,119  311,470,321       13,789       27,584

LIABILITIES:
Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...............................................             49           12            -            -
                                                                             ------------- ------------ ------------ -------------
    Net assets ............................................................  $ 256,933,070 $311,470,309 $     13,789  $    27,584
                                                                             ============= ============ ============ =============

Net asset distribution by category:
  Select Resource I and II, Charter and Reward Series .....................  $ 256,933,070 $311,470,309 $          -  $         -
  Select Acclaim Series:                                                                 -            -       11,863       25,497
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) ....................................................              -            -        1,926        2,087
                                                                             ------------- ------------ ------------ -------------
                                                                             $ 256,933,070 $311,470,309 $     13,789  $    27,584
                                                                             ============= ============ ============ =============
Units outstanding and net asset value per unit:

  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 ..................................    122,812,317  111,919,749            -            -
    Net asset value per unit, December 31, 2000 ...........................  $    2.092079 $   2.782979 $          -  $         -
  Select Acclaim Series:
    Units outstanding, December 31, 2000 ..................................              -            -       14,320       26,429
    Net asset value per unit, December 31, 2000 ...........................  $           - $          - $   0.962933  $  1.043695

                                                                              FIDELITY VIP                        FIDELITY VIP II
                                                                                 GROWTH        FIDELITY VIP II       CONTRAFUND
                                                                              SERVICE CLASS 2    CONTRAFUND       SERVICE CLASS 2
                                                                              ---------------  ---------------    ---------------
ASSETS:

Investments in shares of Allmerica Investment Trust .........................   $        -       $         -        $        -
Investments in shares of AIM Variable Insurance Funds .......................            -                 -                 -
Investments in shares of Alliance Variable Products Series Fund, Inc. .......            -                 -                 -
Investments in shares of Deutsche Asset Management VIT Funds
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) ....        9,757                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) .            -         4,355,025            18,993
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III)             -                 -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust            -                 -                 -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) ......            -                 -                 -
Investments in shares of Janus Aspen Series .................................            -                 -                 -
Investments in shares of Kemper Variable Series .............................            -                 -                 -
Investment in shares of T. Rowe Price International Series, Inc. ............            -                 -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) .................................................            -                 -                 -
                                                                                ----------       -----------        ----------
    Total assets ............................................................        9,757         4,355,025            18,993
LIABILITIES:

Payable to Allmerica Financial Life Insurance and

  Annuity Company (Sponsor)                                                              -                 -                 -
                                                                                ----------       -----------        ----------
    Net assets ..............................................................   $    9,757       $ 4,355,025        $   18,993
                                                                                ==========       ===========        ==========
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series .......................   $        -       $ 4,355,025        $        -
  Select Acclaim Series:                                                             7,826                 -            16,963
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) ......................................................        1,931                 -             2,030
                                                                                ----------       -----------        ----------
                                                                                $    9,757       $ 4,355,025        $   18,993
                                                                                ==========       ===========        ==========
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 ....................................            -         4,509,348                 -
    Net asset value per unit, December 31, 2000 .............................   $        -       $  0.965777        $        -
  Select Acclaim Series:
    Units outstanding, December 31, 2000 ....................................       10,107                 -            18,716
    Net asset value per unit, December 31, 2000 .............................   $ 0.965359       $         -        $ 1.014810

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                                   FIDELITY VIP III
                                                                   FIDELITY VIP III                    GROWTH       FIDELITY VIP III
                                                                       GROWTH      FIDELITY VIP III   & INCOME          MID CAP
                                                                      & INCOME         MID CAP     SERVICE CLASS 2  SERVICE CLASS 2
                                                                     ----------      -----------     -----------      ------------
ASSETS:

Investments in shares of Allmerica Investment Trust ..............   $        -      $         -     $         -      $          -
Investments in shares of AIM Variable Insurance Funds ............            -                -               -                 -
Investments in shares of Alliance Variable Products Series
 Fund, Inc. ......................................................            -                -               -                 -
Investments in shares of Deutsche Asset Management VIT Funds
Investments in shares of Fidelity Variable Insurance Products
 Fund (VIP) ......................................................            -                -               -                 -
Investments in shares of Fidelity Variable Insurance Products
 Fund (VIP II) ...................................................            -                -               -                 -
Investments in shares of Fidelity Variable Insurance Products
 Fund (VIP III) ..................................................    1,449,188        3,046,632          13,990            12,441
Investments in shares of Franklin Templeton Variable Insurance
 Products Trust ..................................................            -                -               -                 -
Investments in shares of INVESCO Variable Investment
 Funds, Inc. (VIF) ...............................................            -                -               -                 -
Investments in shares of Janus Aspen Series ......................            -                -               -                 -
Investments in shares of Kemper Variable Series ..................            -                -               -                 -
Investment in shares of T. Rowe Price International Series, Inc. .            -                -               -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ......................................            -                -               -                 -
                                                                     ----------      -----------     -----------      ------------
    Total assets .................................................    1,449,188        3,046,632          13,990            12,441

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor)                                                   -                -               -                 -
    Net assets ...................................................   $1,449,188      $ 3,046,632     $    13,990      $     12,441
                                                                     ==========      ===========     ===========      ============
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series ............   $1,449,188      $ 3,046,632     $         -      $          -
  Select Acclaim Series:                                                      -                -          12,000            10,298
  Value of investment by Allmerica Financial Life Insurance
    and Annuity ..................................................            -                -           1,990             2,143
                                                                     ----------      -----------     -----------      ------------
     Company (Sponsor) ...........................................   $1,449,188      $ 3,046,632     $    13,990      $     12,441
                                                                     ==========      ===========     ===========      ============
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .........................    1,485,445        2,913,887               -                 -
    Net asset value per unit, December 31, 2000 ..................   $ 0.975592      $  1.045556     $         -      $          -
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .........................            -                -          14,058            11,611
    Net asset value per unit, December 31, 2000 ..................   $        -      $         -     $  0.995190      $   1.071486

                                                                                                       MUTUAL           TEMPLETON
                                                                                     FRANKLIN          SHARES        PACIFIC GROWTH
                                                                                     SMALL CAP       SECURITIES        SECURITIES
                                                                                      CLASS 2          CLASS 2           CLASS 2
                                                                                    ----------       -----------        ----------
ASSETS:

Investments in shares of Allmerica Investment Trust ............................    $        -       $         -        $        -
Investments in shares of AIM Variable Insurance Funds ..........................             -                 -                 -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -                 -                 -
Investments in shares of Deutsche Asset Management VIT Funds
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -                 -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..       911,514         1,223,821           110,210
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -                 -                 -
Investments in shares of Janus Aspen Series ....................................             -                 -                 -
Investments in shares of Kemper Variable Series ................................             -                 -                 -
Investment in shares of T. Rowe Price International Series, Inc. ...............             -                 -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                    ----------       -----------        ----------
    Total  assets ..............................................................       911,514         1,223,821           110,210

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor)                                                                  -                 -                 -
                                                                                    ----------       -----------        ----------
    Net assets .................................................................    $  911,514       $ 1,223,821        $  110,210
                                                                                    ==========       ===========        ==========
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series ..........................    $  909,570       $ 1,221,706        $  106,426
  Select Acclaim Series:                                                                     -                 -                 -
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         1,944             2,115             3,784
                                                                                    ----------       -----------        ----------
                                                                                    $  911,514       $ 1,223,821        $  110,210
                                                                                    ==========       ===========        ==========
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................     1,055,080         1,150,746           118,258
    Net asset value per unit, December 31, 2000 ................................    $ 0.862086        $ 1.061665        $ 0.915437
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................         2,000             2,000             2,000
    Net asset value per unit, December 31, 2000 ................................    $ 0.972232        $ 1.057254        $ 0.976509

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                                        JANUS ASPEN
                                                                                        INVESCO VIF      AGGRESSIVE    JANUS ASPEN
                                                                          INVESCO VIF      HEALTH         GROWTH         GROWTH
                                                                           DYNAMICS       SCIENCES    SERVICE SHARES SERVICE SHARES
                                                                          ----------     ----------      ----------      ----------
ASSETS:

Investments in shares of Allmerica Investment Trust ...................   $        -     $        -      $        -      $        -
Investments in shares of AIM Variable Insurance Funds .................            -              -               -               -
Investments in shares of Alliance Variable Products
 Series Fund, Inc. ....................................................            -              -               -               -
Investments in shares of Deutsche Asset Management
 VIT Funds
Investments in shares of Fidelity Variable Insurance
 Products Fund (VIP) ..................................................            -              -               -               -
Investments in shares of Fidelity Variable Insurance
 Products Fund (VIP II) ...............................................            -              -               -               -
Investments in shares of Fidelity Variable Insurance
 Products Fund (VIP III) ..............................................            -              -               -               -
Investments in shares of Franklin Templeton Variable
 Insurance Products Trust .............................................            -              -               -               -
Investments in shares of INVESCO Variable Investment
 Funds, Inc. (VIF) ....................................................    1,397,141      2,126,041               -               -
Investments in shares of Janus Aspen Series ...........................            -              -       1,276,884       2,847,589
Investments in shares of Kemper Variable Series .......................            -              -               -               -
Investment in shares of T. Rowe Price International
 Series, Inc. .........................................................            -              -               -               -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...........................................            -              -               -               -
                                                                          ----------     ----------      ----------      ----------
    Total assets ......................................................    1,397,141     2,126,041        1,276,884       2,847,589

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ...........................................            -              -               -               -
                                                                          ----------     ----------      ----------      ----------
    Net assets ........................................................   $1,397,141     $2,126,041      $ 1,276,884     $2,847,589
                                                                          ==========     ==========      ==========      ==========
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series .................   $1,395,179     $2,123,876      $ 1,270,556     $2,828,664
  Select Acclaim Series:                                                           -              -           4,458          17,048
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) ................................................        1,962          2,165           1,870           1,877
                                                                          ----------     ----------      ----------      ----------
                                                                          $1,397,141     $2,126,041      $1,276,884      $2,847,589
                                                                          ==========     ==========      ==========      ==========
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 ..............................    1,664,043      2,059,302       1,707,193       3,332,317
    Net asset value per unit, December 31, 2000 .......................   $ 0.838427     $ 1.031357      $ 0.744237      $ 0.848858
  Select Acclaim Series:
    Units outstanding, December 31, 2000 ..............................        2,000          2,000           6,770          20,170
    Net asset value per unit, December 31, 2000 .......................   $ 0.981184     $ 1.082494      $ 0.934772      $ 0.938304

                                                                                   JANUS ASPEN       JANUS ASPEN
                                                                                     GROWTH         INTERNATIONAL        KEMPER
                                                                                    AND INCOME         GROWTH          TECHNOLOGY
                                                                                 SERVICE SHARES     SERVICE SHARES       GROWTH
                                                                                   -----------       -----------       -----------
ASSETS:

Investments in shares of Allmerica Investment Trust ............................   $         -       $         -       $         -
Investments in shares of AIM Variable Insurance Funds ..........................             -                 -                 -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -                 -                 -
Investments in shares of Deutsche Asset Management VIT Funds
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -                 -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -                 -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..             -                 -                 -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -                 -                 -
Investments in shares of Janus Aspen Series ....................................     2,202,452         2,856,999                 -
Investments in shares of Kemper Variable Series ................................             -                 -         3,281,082
Investment in shares of T. Rowe Price International Series, Inc. ...............             -                 -                 -
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                   -----------       -----------       -----------
    Total  assets ..............................................................     2,202,452         2,856,999         3,281,082

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -                 -
                                                                                   -----------       -----------       -----------
    Net assets .................................................................   $ 2,202,452       $ 2,856,999       $ 3,281,082
                                                                                   ===========       ===========       ===========
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series ..........................   $ 2,200,483       $ 2,855,072       $ 3,275,057
  Select Acclaim Series:                                                                     -                 -             4,286
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         1,969             1,927             1,739
                                                                                   -----------       -----------       -----------
                                                                                   $ 2,202,452       $ 2,856,999       $ 3,281,082
                                                                                   ===========       ===========       ===========
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................     2,408,551         3,262,980         4,506,696
    Net asset value per unit, December 31, 2000 ................................   $  0.913613       $  0.874989       $  0.726709
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................         2,000             2,000             6,932
    Net asset value per unit, December 31, 2000 ................................   $  0.984288       $  0.963604       $  0.869307

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                              ALLMERICA SELECT SEPARATE ACCOUNT

                                    DECEMBER 31, 2000

                                                                                      KVS
                                                                                     DREMAN         T. ROWE PRICE
                                                                                    FINANCIAL       INTERNATIONAL
                                                                                     SERVICES           STOCK
                                                                                   -----------       -----------
ASSETS:

Investments in shares of Allmerica Investment Trust ............................   $         -       $         -
Investments in shares of AIM Variable Insurance Funds ..........................             -                 -
Investments in shares of Alliance Variable Products Series Fund, Inc. ..........             -                 -
Investments in shares of Deutsche Asset Management VIT Funds ...................                               -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP) .......             -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP II) ....             -                 -
Investments in shares of Fidelity Variable Insurance Products Fund (VIP III) ...             -                 -
Investments in shares of Franklin Templeton Variable Insurance Products Trust ..             -                 -
Investments in shares of INVESCO Variable Investment Funds, Inc. (VIF) .........             -                 -
Investments in shares of Janus Aspen Series ....................................             -                 -
Investments in shares of Kemper Variable Series ................................       754,138                 -
Investment in shares of T. Rowe Price International Series, Inc. ...............             -        92,373,363
Receivable from Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -
                                                                                   -----------       -----------
    Total  assets ..............................................................       754,138        92,373,363

LIABILITIES:

Payable to Allmerica Financial Life Insurance and
  Annuity Company (Sponsor) ....................................................             -                 -
                                                                                   -----------       -----------
    Net assets .................................................................   $   754,138       $92,373,363
                                                                                   ===========       ===========
Net asset distribution by category:

  Select Resource I and II, Charter and Reward Series ..........................   $   751,887       $92,362,864
  Select Acclaim Series:                                                                     -             8,474
  Value of investment by Allmerica Financial Life Insurance and Annuity
     Company (Sponsor) .........................................................         2,251             2,025
                                                                                   -----------       -----------
                                                                                   $   754,138       $92,373,363
                                                                                   ===========       ===========
Units outstanding and net asset value per unit:
  Select Resource I and II, Charter and Reward Series:
    Units outstanding, December 31, 2000 .......................................       679,006        62,054,719
    Net asset value per unit, December 31, 2000 ................................   $  1.107336       $  1.488410
  Select Acclaim Series:
    Units outstanding, December 31, 2000 .......................................         2,000            10,375
    Net asset value per unit, December 31, 2000 ................................   $  1.125438       $  1.012313

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                 STATEMENTS OF OPERATIONS

                           FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                     SELECT                                             SELECT
                                                                   AGGRESSIVE           SELECT       SELECT GROWTH    INVESTMENT
                                                                     GROWTH             GROWTH         AND INCOME    GRADE INCOME(a)
                                                                   -------------    -------------    -------------   ---------------
INVESTMENT INCOME:
  Dividends ....................................................   $         -      $         -      $   2,799,643    $  10,411,950
                                                                   -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ..............................       3,968,645        5,764,493        4,834,381        1,942,708
  Administrative expense fees ..................................         490,507          712,465          597,507          240,110
                                                                   -------------    -------------    -------------    -------------
    Total expenses .............................................       4,459,152        6,476,958        5,431,888        2,182,818
                                                                   -------------    -------------    -------------    -------------
    Net investment income (loss) ...............................      (4,459,152)      (6,476,958)      (2,632,245)       8,229,132
                                                                   -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..........      59,212,871       54,837,940       65,472,273              -
  Net realized gain (loss) from sales of investments ...........      18,911,281       20,713,009        1,436,113         (688,267)
                                                                   -------------    -------------    -------------    -------------
    Net realized gain (loss) ...................................      78,124,152       75,550,949       66,908,386         (688,267)
  Net unrealized gain (loss) ...................................    (160,129,082)    (161,000,263)    (112,914,716)       5,900,383
                                                                   -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) ...................     (82,004,930)     (85,449,314)     (46,006,330)       5,212,116
                                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ......   $ (86,464,082)   $ (91,926,272)   $ (48,638,575)   $  13,441,248
                                                                   =============    =============    =============    =============

                                                                                                        SELECT            SELECT
                                                                                MONEY               INTERNATIONAL        CAPITAL
                                                                               MARKET                   EQUITY         APPRECIATION
                                                                              ------------        ---------------      -------------
INVESTMENT INCOME:
  Dividends ..........................................................        $  9,767,348        $  1,118,717         $        -
                                                                              ------------        ------------         ------------

EXPENSES:
  Mortality and expense risk fees ....................................           1,973,158           2,984,026            2,119,133
  Administrative expense fees ........................................             243,873             368,812              261,916
                                                                              ------------        ------------         ------------
    Total expenses ...................................................           2,217,031           3,352,838            2,381,049
                                                                              ------------        ------------         ------------
    Net investment income (loss) .....................................           7,550,317          (2,234,121)          (2,381,049)
                                                                              ------------        ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -             7,640,249            5,411,031
  Net realized gain (loss) from sales of investments .................                 -            25,406,876           10,059,786
                                                                              ------------        ------------         ------------
    Net realized gain (loss) .........................................                 -            33,047,125           15,470,817
  Net unrealized gain (loss) .........................................                 -           (51,404,667)          (5,464,280)
                                                                              ------------        ------------         ------------
    Net realized and unrealized  gain (loss) .........................                 -           (18,357,542)          10,006,537
                                                                              ------------        ------------         ------------
    Net increase (decrease) in net assets from operations ............        $  7,550,317        $(20,591,663)        $  7,625,488
                                                                              ============        ============         ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                      SELECT          SELECT            SELECT           SELECT
                                                                     EMERGING          VALUE           STRATEGIC        STRATEGIC
                                                                      MARKETS        OPPORTUNITY        GROWTH           INCOME*
                                                                   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ....................................................   $      36,463    $     209,549    $       1,312    $      11,111
                                                                   -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ..............................         307,961          789,756          322,396              808
  Administrative expense fees ..................................          38,063           97,610           39,847              100
                                                                   -------------    -------------    -------------    -------------
    Total expenses .............................................         346,024          887,366          362,243              908
                                                                   -------------    -------------    -------------    -------------
    Net investment income (loss) ...............................        (309,561)        (677,817)        (360,931)          10,203
                                                                   -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..........         565,832          547,631          935,885              -
  Net realized gain (loss) from sales of investments ...........      (2,057,573)       2,058,940          (95,850)             383
                                                                   -------------    -------------    -------------    -------------
    Net realized gain (loss) ...................................      (1,491,741)       2,606,571          840,035              383
  Net unrealized gain (loss) ...................................      (9,800,228)      15,629,593      (13,611,759)           2,914
                                                                   -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) ...................     (11,291,969)      18,236,164      (12,771,724)           3,297
                                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ......   $ (11,601,530)   $  17,558,347    $ (13,132,655)   $      13,500
                                                                   =============    =============    =============    =============

                                                                                                     AIM                   AIM
                                                                                 EQUITY         V.I. AGGRESSIVE          V.I. BLUE
                                                                                 INDEX*             GROWTH*                CHIP*
                                                                              ------------        ------------         ------------
INVESTMENT INCOME:
  Dividends ..........................................................        $      2,283        $        -           $        332
                                                                              ------------        ------------         ------------

EXPENSES:
  Mortality and expense risk fees ....................................               1,366               2,824                3,022
  Administrative expense fees ........................................                 169                 349                  373
                                                                              ------------        ------------         ------------
    Total expenses ...................................................               1,535               3,173                3,395
                                                                              ------------        ------------         ------------
    Net investment income (loss) .....................................                 748              (3,173)              (3,063)
                                                                              ------------        ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                   -                    -
  Net realized gain (loss) from sales of investments .................                  (3)            (13,295)                (764)
                                                                              ------------        ------------         ------------
    Net realized gain (loss) .........................................                  (3)            (13,295)                (764)
  Net unrealized gain (loss) .........................................             (27,474)            (69,294)             (87,016)
                                                                              ------------        ------------         ------------
    Net realized and unrealized  gain (loss) .........................             (27,477)            (82,589)             (87,780)
                                                                              ------------        ------------         ------------
    Net increase (decrease) in net assets from operations ............        $    (26,729)       $    (85,762)        $    (90,843)
                                                                              ============        ============         ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                        ALLIANCE         ALLIANCE
                                                                                      ALLIANCE          PREMIER           GROWTH
                                                                       AIM            PREMIER           GROWTH          AND INCOME
                                                                    V.I. VALUE*        GROWTH          CLASS B**          CLASS B*
                                                                   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ....................................................   $       2,002    $         -      $         -      $         -
                                                                   -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ..............................           2,544          435,181                9            3,851
  Administrative expense fees ..................................             315           53,786                1              475
                                                                   -------------    -------------    -------------    -------------
    Total expenses .............................................           2,859          488,967               10            4,326
                                                                   -------------    -------------    -------------    -------------
    Net investment income (loss) ...............................            (857)        (488,967)             (10)          (4,326)
                                                                   -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..........          69,739        1,687,587              -                -
  Net realized gain (loss) from sales of investments ...........         (95,154)        (716,051)             -                 (7)
                                                                   -------------    -------------    -------------    -------------
    Net realized gain (loss) ...................................         (25,415)         971,536              -                 (7)
  Net unrealized gain (loss) ...................................          (7,046)     (10,234,075)            (678)         117,774
                                                                   -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) ...................         (32,461)      (9,262,539)            (678)         117,767
                                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ......   $     (33,318)   $  (9,751,506)   $        (688)   $     113,441
                                                                   =============    =============    =============    =============

                                                                                DEUTSCHE           DEUTSCHE
                                                                                VIT EAFE           VIT SMALL           FIDELITY VIP
                                                                              EQUITY INDEX*        CAP INDEX*          HIGH INCOME
                                                                              ------------        ------------         ------------
INVESTMENT INCOME:
  Dividends ..........................................................        $       -          $        -           $  8,395,816
                                                                              ------------        ------------         ------------

EXPENSES:
  Mortality and expense risk fees ....................................               1,187                 487            1,523,923
  Administrative expense fees ........................................                 147                  60              188,350
                                                                              ------------        ------------         ------------
    Total expenses ...................................................               1,334                 547            1,712,273
                                                                              ------------        ------------         ------------
    Net investment income (loss) .....................................              (1,334)               (547)           6,683,543
                                                                              ------------        ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................               1,234                 381                 --
  Net realized gain (loss) from sales of investments .................             (10,154)            (11,570)          (3,654,859)
                                                                              ------------        ------------         ------------
    Net realized gain (loss) .........................................              (8,920)            (11,189)          (3,654,859)
  Net unrealized gain (loss) .........................................              23,119              (1,432)         (34,768,594)
                                                                              ------------        ------------         ------------
    Net realized and unrealized  gain (loss) .........................              14,199             (12,621)         (38,423,453)
                                                                              ------------        ------------         ------------
    Net increase (decrease) in net assets from operations ............        $     12,865        $    (13,168)        $(31,739,910)
                                                                              ============        ============         ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                   FIDELITY VIP      FIDELITY VIP
                                                                   FIDELITY VIP     FIDELITY VIP    HIGH INCOME      EQUITY-INCOME
                                                                   EQUITY-INCOME       GROWTH    SERVICE CLASS 2** SERVICE CLASS 2**
                                                                   -------------    -------------   -------------    -------------
INVESTMENT INCOME:
  Dividends ....................................................   $   3,764,490    $     322,974   $         -      $         -
                                                                   -------------    -------------   -------------    -------------

EXPENSES:
  Mortality and expense risk fees ..............................       2,903,304        4,129,335              10                8
  Administrative expense fees ..................................         358,835          510,368               1                1
                                                                   -------------    -------------   -------------    -------------
    Total expenses .............................................       3,262,139        4,639,703              11                9
                                                                   -------------    -------------   -------------    -------------
    Net investment income (loss) ...............................         502,351       (4,316,729)            (11)              (9)
                                                                   -------------    -------------   -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..........      14,182,496       32,135,869             -                -
  Net realized gain (loss) from sales of investments ...........         996,007        2,826,507             -                -
                                                                   -------------    -------------   -------------    -------------
    Net realized gain (loss) ...................................      15,178,503       34,962,376             -                -
  Net unrealized gain (loss) ...................................       1,171,838      (75,694,842)            200              173
                                                                   -------------    -------------   -------------    -------------
    Net realized and unrealized  gain (loss) ...................      16,350,341      (40,732,466)            200              173
                                                                   -------------    -------------   -------------    -------------
    Net increase (decrease) in net assets from operations ......   $  16,852,692    $ (45,049,195)  $         189    $         164
                                                                   =============    =============   =============    =============

                                                                             FIDELITY VIP                          FIDELITY VIP II
                                                                                GROWTH           FIDELITY VIP II     CONTRAFUND
                                                                            SERVICE CLASS 2**      CONTRAFUND*    SERVICE CLASS 2**
                                                                              ------------        ------------      ------------
INVESTMENT INCOME:
  Dividends ..........................................................        $        -          $        -        $        -
                                                                              ------------        ------------      ------------

EXPENSES:
  Mortality and expense risk fees ....................................                   8               3,598                 6
  Administrative expense fees ........................................                   1                 445                 1
                                                                              ------------        ------------      ------------
    Total expenses ...................................................                   9               4,043                 7
                                                                              ------------        ------------      ------------
    Net investment income (loss) .....................................                  (9)             (4,043)               (7)
                                                                              ------------        ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                   -                 -
  Net realized gain (loss) from sales of investments .................                 -               (18,779)              -
                                                                              ------------        ------------      ------------
    Net realized gain (loss) .........................................                 -               (18,779)              -
  Net unrealized gain (loss) .........................................                (454)            108,056                (1)
                                                                              ------------        ------------      ------------
    Net realized and unrealized  gain (loss) .........................                (454)             89,277                (1)
                                                                              ------------        ------------      ------------
    Net increase (decrease) in net assets from operations ............        $       (463)       $     85,234      $         (8)
                                                                              ============        ============      ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 FIDELITY VIP III
                                                                FIDELITY VIP III                      GROWTH       FIDELITY VIP III
                                                                   GROWTH        FIDELITY VIP III    & INCOME          MID CAP
                                                                  & INCOME*          MID CAP*    SERVICE CLASS 2** SERVICE CLASS 2**
                                                                 -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ..................................................   $         -      $      11,955    $         -      $          37
                                                                 -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ............................           1,208            3,619                3                9
  Administrative expense fees ................................             149              447              -                  1
                                                                 -------------    -------------    -------------    -------------
    Total expenses ...........................................           1,357            4,066                3               10
                                                                 -------------    -------------    -------------    -------------
    Net investment income (loss) .............................          (1,357)           7,889               (3)              27
                                                                 -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ........             -                -                -                -
  Net realized gain (loss) from sales of investments .........          35,760           82,327              -                -
                                                                 -------------    -------------    -------------    -------------
    Net realized gain (loss) .................................          35,760           82,327              -                -
  Net unrealized gain (loss) .................................          (7,890)          73,520               (7)             414
                                                                 -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) .................          27,870          155,847               (7)             414
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ....   $      26,513    $     163,736    $         (10)   $         441
                                                                 =============    =============    =============    =============

                                                                                                    MUTUAL              TEMPLETON
                                                                               FRANKLIN             SHARES            PACIFIC GROWTH
                                                                               SMALL CAP           SECURITIES           SECURITIES
                                                                                CLASS 2*            CLASS 2*             CLASS 2*
                                                                              ------------        ------------         ------------
INVESTMENT INCOME:
  Dividends ..........................................................        $        -          $        -           $        -
                                                                              ------------        ------------         ------------

EXPENSES:
  Mortality and expense risk fees ....................................               1,473               2,181                  844
  Administrative expense fees ........................................                 182                 269                  104
                                                                              ------------        ------------         ------------
    Total expenses ...................................................               1,655               2,450                  948
                                                                              ------------        ------------         ------------
    Net investment income (loss) .....................................              (1,655)             (2,450)                (948)
                                                                              ------------        ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                   -                    -
  Net realized gain (loss) from sales of investments .................             (67,852)            (38,565)              57,715
                                                                              ------------        ------------         ------------
    Net realized gain (loss) .........................................             (67,852)            (38,565)              57,715
  Net unrealized gain (loss) .........................................             (20,621)             46,096                  394
                                                                              ------------        ------------         ------------
    Net realized and unrealized  gain (loss) .........................             (88,473)              7,531               58,109
                                                                              ------------        ------------         ------------
    Net increase (decrease) in net assets from operations ............        $    (90,128)       $      5,081         $     57,161
                                                                              ============        ============         ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                     JANUS ASPEN
                                                                                     INVESCO VIF      AGGRESSIVE      JANUS ASPEN
                                                                    INVESCO VIF        HEALTH          GROWTH            GROWTH
                                                                     DYNAMICS*        SCIENCES*     SERVICE SHARES*  SERVICE SHARES*
                                                                   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
  Dividends ....................................................   $         -      $         176    $         -      $         -
                                                                   -------------    -------------    -------------    -------------

EXPENSES:
  Mortality and expense risk fees ..............................           2,504            2,059            1,515            3,167
  Administrative expense fees ..................................             310              255              188              391
                                                                   -------------    -------------    -------------    -------------
    Total expenses .............................................           2,814            2,314            1,703            3,558
                                                                   -------------    -------------    -------------    -------------
    Net investment income (loss) ...............................          (2,814)          (2,138)          (1,703)          (3,558)
                                                                   -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ..........             845            1,012              -                -
  Net realized gain (loss) from sales of investments ...........        (159,963)          13,229           (9,180)         (65,970)
                                                                   -------------    -------------    -------------    -------------
    Net realized gain (loss) ...................................        (159,118)          14,241           (9,180)         (65,970)
  Net unrealized gain (loss) ...................................         (39,437)          41,102         (136,869)        (135,281)
                                                                   -------------    -------------    -------------    -------------
    Net realized and unrealized  gain (loss) ...................        (198,555)          55,343         (146,049)        (201,251)
                                                                   -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations ......   $    (201,369)   $      53,205    $    (147,752)   $    (204,809)
                                                                   =============    =============    =============    =============

                                                                             JANUS ASPEN          JANUS ASPEN
                                                                                GROWTH           INTERNATIONAL           KEMPER
                                                                               AND INCOME           GROWTH              TECHNOLOGY
                                                                             SERVICE SHARES*     SERVICE SHARES*         GROWTH*
                                                                              ------------        ------------         ------------
INVESTMENT INCOME:
  Dividends ..........................................................        $      3,497        $      5,337         $        -
                                                                              ------------        ------------         ------------

EXPENSES:
  Mortality and expense risk fees ....................................               2,646               3,799                3,529
  Administrative expense fees ........................................                 327                 470                  436
                                                                              ------------        ------------         ------------
    Total expenses ...................................................               2,973               4,269                3,965
                                                                              ------------        ------------         ------------
    Net investment income (loss) .....................................                 524               1,068               (3,965)
                                                                              ------------        ------------         ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                   -                    -
  Net realized gain (loss) from sales of investments .................              (6,441)            (53,524)            (200,688)
                                                                              ------------        ------------         ------------
    Net realized gain (loss) .........................................              (6,441)            (53,524)            (200,688)
  Net unrealized gain (loss) .........................................             (63,194)            (70,837)            (205,115)
                                                                              ------------        ------------         ------------
    Net realized and unrealized  gain (loss) .........................             (69,635)           (124,361)            (405,803)
                                                                              ------------        ------------         ------------
    Net increase (decrease) in net assets from operations ............        $    (69,111)       $   (123,293)        $   (409,768)
                                                                              ============        ============         ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 KVS
                                                                                                DREMAN                 T. ROWE PRICE
                                                                                               FINANCIAL               INTERNATIONAL
                                                                                               SERVICES*                   STOCK
                                                                                              ------------             ------------
INVESTMENT INCOME:
  Dividends ......................................................................            $       -                $    594,700
                                                                                              ------------             ------------

EXPENSES:
  Mortality and expense risk fees ................................................                     709                1,253,313
  Administrative expense fees ....................................................                      88                  154,904
                                                                                              ------------             ------------
    Total expenses ...............................................................                     797                1,408,217
                                                                                              ------------             ------------
    Net investment income (loss) .................................................                    (797)                (813,517)
                                                                                              ------------             ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ............................                     -                  2,854,559
  Net realized gain (loss) from sales of investments .............................                  43,379                4,100,670
                                                                                              ------------             ------------
    Net realized gain (loss) .....................................................                  43,379                6,955,229
  Net unrealized gain (loss) .....................................................                  18,236              (23,157,547)
                                                                                              ------------             ------------
    Net realized and unrealized  gain (loss) .....................................                  61,615              (16,202,318)
                                                                                              ------------             ------------
    Net increase (decrease) in net assets from operations ........................            $     60,818             $(17,015,835)
                                                                                              ============             ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.
* For the period 10/6/00 (date of initial investment) to 12/31/00.
** For the period 11/20/00 (date of initial investment) to 12/31/00.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SELECT
                                                                       AGGRESSIVE GROWTH                   SELECT GROWTH
                                                                    YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                                     2000            1999              2000              1999
                                                               -------------    -------------      -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $  (4,459,152)   $  (3,391,385)     $  (6,476,958)   $  (5,238,670)
  Net realized gain (loss) .................................      78,124,152       39,540,971         75,550,949       27,835,557
  Net unrealized gain (loss) ...............................    (160,129,082)      45,108,171       (161,000,263)      80,513,411
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations ...     (86,464,082)      81,257,757        (91,926,272)     103,110,298
                                                               -------------    -------------      -------------    -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................      50,710,109       24,255,918         33,315,912       56,468,347
  Withdrawals ..............................................     (28,563,756)     (21,732,026)       (38,521,559)     (28,886,868)
  Contract benefits ........................................      (2,517,960)      (3,115,459)        (5,573,255)      (6,001,518)
  Contract charges .........................................        (138,507)         (92,474)          (135,640)        (116,966)
  Transfers between sub-accounts (including fixed account),
   net .....................................................       8,227,636       (9,064,037)         5,956,343       (2,504,767)
  Other transfers from (to) the General Account ............       8,284,461        7,017,452          9,655,319       20,488,160
  Net increase (decrease) in investment by Sponsor .........           2,000                -              2,000                -
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................      36,003,983       (2,730,626)         4,699,120       39,446,388
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets ....................     (50,460,099)      78,527,131        (87,227,152)     142,556,686

NET ASSETS:
  Beginning of year ........................................     307,175,468      228,648,337        479,209,086      336,652,400
                                                               -------------    -------------      -------------    -------------
  End of year ..............................................   $ 256,715,369    $ 307,175,468      $ 391,981,934    $ 479,209,086
                                                               =============    =============      =============    =============

                                                                                                               SELECT
                                                                    SELECT GROWTH AND INCOME         INVESTMENT GRADE INCOME(a)
                                                                     YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                                  2000              1999               2000              1999
                                                               -------------    -------------      -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $  (2,632,245)   $    (941,862)     $   8,229,132    $   7,212,325
  Net realized gain (loss) .................................      66,908,386       29,012,452           (688,267)         741,998
  Net unrealized gain (loss) ...............................    (112,914,716)      23,575,138          5,900,383      (11,289,090)
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations ...     (48,638,575)      51,645,728         13,441,248       (3,334,767)
                                                               -------------    -------------      -------------    -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................      58,756,567       48,537,477         31,550,312       24,820,260
  Withdrawals ..............................................     (33,381,767)     (24,493,254)       (15,536,337)     (13,453,696)
  Contract benefits ........................................      (5,258,530)      (6,377,979)        (2,778,035)      (2,636,252)
  Contract charges .........................................        (144,082)         (99,080)           (64,780)         (43,282)
  Transfers between sub-accounts (including fixed account),
   net .....................................................         180,984       (8,982,046)        (9,967,216)     (11,621,085)
  Other transfers from (to) the General Account ............      14,774,477       20,470,398          2,038,406       14,208,620
  Net increase (decrease) in investment by Sponsor .........           2,000                -              2,000                -
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................      34,929,649       29,055,516          5,244,350       11,274,565
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets ....................     (13,708,926)      80,701,244         18,685,598        7,939,798

NET ASSETS:
  Beginning of year ........................................     376,627,550      295,926,306        147,974,271      140,034,473
                                                               -------------    -------------      -------------    -------------
  End of year ..............................................   $ 362,918,624    $ 376,627,550      $ 166,659,869    $ 147,974,271
                                                               =============    =============      =============    =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                                                              SELECT
                                                                         MONEY MARKET                    INTERNATIONAL EQUITY
                                                                   YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                   2000              1999               2000              1999
                                                            ----------------    ------------       -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $   7,550,317    $   4,896,887      $  (2,234,121)   $  (2,599,338)
  Net realized gain (loss) .................................               -               -           33,047,125       35,216,024
  Net unrealized gain (loss) ...............................               -               -          (51,404,667)      20,440,939
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations ...       7,550,317        4,896,887        (20,591,663)      53,057,625
                                                               -------------    -------------      -------------    -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................      95,578,569       58,002,004         40,082,007       22,969,590
  Withdrawals ..............................................     (40,554,043)     (34,935,305)       (18,860,651)     (12,716,071)
  Contract benefits ........................................      (5,084,019)      (8,743,929)        (2,544,795)      (2,279,246)
  Contract charges .........................................         (60,264)         (32,442)           (92,961)         (60,729)
  Transfers between sub-accounts (including fixed account),
   net .....................................................     (14,206,017)      23,841,962         (2,704,798)      (7,267,716)
  Other transfers from (to) the General Account ............     (25,130,403)       4,765,007          6,809,432        9,337,645
  Net increase (decrease) in investment by Sponsor .........           2,000               -               2,000                -
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................      10,545,823       42,897,297         22,690,234        9,983,473
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets ....................      18,096,140       47,794,184          2,098,571       63,041,098

NET ASSETS:
  Beginning of year ........................................     161,609,273      113,815,089        228,744,694      165,703,596
                                                               -------------    -------------      -------------    -------------
  End of year ..............................................   $ 179,705,413    $ 161,609,273      $ 230,843,265    $ 228,744,694
                                                               =============    =============      =============    =============

                                                                         SELECT                               SELECT
                                                                   CAPITAL APPRECIATION                  EMERGING MARKETS
                                                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                   2000             1999               2000            1999
                                                            ----------------    -------------      -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $  (2,381,049)   $  (1,620,324)     $    (309,561)   $     (64,162)
  Net realized gain (loss) .................................      15,470,817        4,054,656         (1,491,741)          62,828
  Net unrealized gain (loss) ...............................      (5,464,280)      24,372,518         (9,800,228)       4,991,227
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations ...       7,625,488       26,806,850        (11,601,530)       4,989,893
                                                               -------------    -------------      -------------    -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................      37,566,689       20,479,493         12,163,638        4,785,976
  Withdrawals ..............................................     (13,075,787)      (7,003,864)        (2,131,916)        (368,856)
  Contract benefits ........................................      (2,240,307)      (1,657,807)          (223,807)         (82,822)
  Contract charges .........................................         (73,143)         (37,408)           (16,087)          (2,679)
  Transfers between sub-accounts (including fixed account),
   net .....................................................         255,714       (2,237,250)         2,818,599        3,126,568
  Other transfers from (to) the General Account ............       6,790,723        6,878,405          2,010,397        1,899,441
  Net increase (decrease) in investment by Sponsor .........           2,000                -              2,000                -
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................      29,225,889       16,421,569         14,622,824        9,357,628
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets ....................      36,851,377       43,228,419          3,021,294       14,347,521

NET ASSETS:
  Beginning of year ........................................     146,099,084      102,870,665         18,390,101        4,042,580
                                                               -------------    -------------      -------------    -------------
  End of year ..............................................   $ 182,950,461    $ 146,099,084      $  21,411,395    $  18,390,101
                                                               =============    =============      =============    =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                          SELECT                               SELECT
                                                                    VALUE OPPORTUNITY                     STRATEGIC GROWTH
                                                                 YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                                 2000              1999                2000             1999
                                                              --------------    -------------      -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $    (677,817)   $    (414,498)     $    (360,931)   $    (126,670)
  Net realized gain (loss) .................................       2,606,571          189,785            840,035           39,567
  Net unrealized gain (loss) ...............................      15,629,593         (996,153)       (13,611,759)       2,085,609
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations ...      17,558,347       (1,220,866)       (13,132,655)       1,998,506
                                                               -------------    -------------      -------------    -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................      25,251,760       16,094,140         12,517,412        7,433,586
  Withdrawals ..............................................      (3,401,881)      (1,105,798)        (1,631,730)        (679,903)
  Contract benefits ........................................        (580,201)        (412,758)          (359,023)         (83,051)
  Contract charges .........................................         (34,171)          (6,920)           (17,432)          (3,223)
  Transfers between sub-accounts (including fixed account),
   net .....................................................       7,624,022        2,467,165          4,866,929          (49,588)
  Other transfers from (to) the General Account ............       6,997,486        6,882,082          2,962,728        2,524,904
  Net increase (decrease) in investment by Sponsor .........           2,000                -              2,000                -
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................      35,859,015       23,917,911         18,340,884        9,142,725
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets ....................      53,417,362       22,697,045          5,208,229       11,141,231

NET ASSETS:
  Beginning of year ........................................      40,731,553       18,034,508         19,533,276        8,392,045
                                                               -------------    -------------      -------------    -------------
  End of year ..............................................   $  94,148,915    $  40,731,553      $  24,741,505    $  19,533,276
                                                               =============    =============      =============    =============

                                                                SELECT                                     AIM V.I.
                                                            STRATEGIC INCOME       EQUITY INDEX         AGGRESSIVE GROWTH
                                                              PERIOD FROM           PERIOD FROM            PERIOD FROM
                                                          10/6/00* TO 12/31/00  10/6/00* TO 12/31/00   10/6/00* TO 12/31/00
                                                          --------------------  --------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $      10,203        $         748        $      (3,173)
  Net realized gain (loss) .................................             383                   (3)             (13,295)
  Net unrealized gain (loss) ...............................           2,914              (27,474)             (69,294)
                                                               -------------        -------------        -------------
  Net increase (decrease)  in net assets from operations ...          13,500              (26,729)             (85,762)
                                                               -------------        -------------        -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................         584,870              860,467            1,672,882
  Withdrawals ..............................................          (4,235)              (5,254)              (7,560)
  Contract benefits ........................................               -                    -                    -
  Contract charges .........................................            (106)                (168)                (481)
  Transfers between sub-accounts (including fixed account),
   net .....................................................               -                    -                    -
  Other transfers from (to) the General Account ............         152,038              266,862            1,096,388
  Net increase (decrease) in investment by Sponsor .........           1,933                2,069                2,155
                                                               -------------        -------------        -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................         734,500            1,123,976            2,763,384
                                                               -------------        -------------        -------------
  Net increase (decrease) in net assets ....................         748,000            1,097,247            2,677,622

NET ASSETS:
  Beginning of year ........................................               -                    -                    -
                                                               -------------        -------------        -------------
  End of year ..............................................   $     748,000        $   1,097,247        $   2,677,622
                                                               =============        =============        =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                     AIM
                                                               V.I. BLUE CHIP         AIM V.I. VALUE
                                                                 PERIOD FROM           PERIOD FROM
                                                            10/6/00* TO 12/31/00   10/6/00* TO 12/31/00
                                                            --------------------   --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................    $      (3,063)          $        (857)
  Net realized gain (loss) ................................             (764)                (25,415)
  Net unrealized gain (loss) ..............................          (87,016)                 (7,046)
                                                               -------------           -------------
  Net increase (decrease)  in net assets from operations ..          (90,843)                (33,318)
                                                               -------------           -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................        1,758,859               2,087,831
  Withdrawals .............................................           (3,953)                 (9,942)
  Contract benefits .......................................                -                       -
  Contract charges ........................................             (374)                   (205)
  Transfers between sub-accounts (including fixed account),
   net ....................................................                -                       -
  Other transfers from (to) the General Account ...........          750,751                 213,414
  Net increase (decrease) in investment by Sponsor ........            2,099                   2,099
                                                               -------------           -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................        2,507,382               2,293,197
                                                               -------------           -------------
  Net increase (decrease) in net assets ...................        2,416,539               2,259,879

NET ASSETS:
  Beginning of year .......................................                -                       -
                                                               -------------           -------------
  End of year .............................................    $   2,416,539           $   2,259,879
                                                               =============           =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                                                              ALLIANCE
                                                                           ALLIANCE                            PREMIER
                                                                        PREMIER GROWTH                      GROWTH CLASS B
                                                                 YEAR ENDED         PERIOD FROM               PERIOD FROM
                                                                 12/31/00       10/6/99* TO 12/31/99      11/20/00* TO 12/31/00
                                                               --------------   --------------------      ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................    $    (488,967)     $      (5,356)          $         (10)
  Net realized gain (loss) ................................          971,536                367                       -
  Net unrealized gain (loss) ..............................      (10,234,075)           373,402                    (678)
                                                               -------------      -------------           -------------
  Net increase (decrease)  in net assets from operations ..       (9,751,506)           368,413                    (688)
                                                               -------------      -------------           -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................       49,789,132          6,222,365                  17,660
  Withdrawals .............................................       (1,788,137)          (196,510)                      -
  Contract benefits .......................................         (355,977)                 -                       -
  Contract charges ........................................          (88,206)              (670)                      -
  Transfers between sub-accounts (including fixed account),
   net ....................................................                -                  -                       -
  Other transfers from (to) the General Account ...........        3,924,691            172,591                       1
  Net increase (decrease) in investment by Sponsor ........                -                 (3)                  2,000
                                                               -------------      -------------           -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................       51,481,503          6,197,773                  19,661
                                                               -------------      -------------           -------------
  Net increase (decrease) in net assets ...................       41,729,997          6,566,186                  18,973

NET ASSETS:
  Beginning of year .......................................        6,566,186                  -                       -
                                                               -------------      -------------           -------------
  End of year .............................................    $  48,296,183      $   6,566,186           $      18,973
                                                               =============      =============           =============

                                                                ALLIANCE
                                                                  GROWTH                    DEUTSCHE               DEUTSCHE
                                                             AND INCOME CLASS B     VIT EAFE EQUITY INDEX     VIT SMALL CAP INDEX
                                                                PERIOD FROM               PERIOD FROM             PERIOD FROM
                                                            10/6/00* TO 12/31/00    10/6/00* TO 12/31/00      10/6/00* TO 12/31/00
                                                            --------------------    ---------------------     ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ..............................$     (4,326)              $     (1,334)             $       (547)
  Net realized gain (loss) ..................................          (7)                    (8,920)                  (11,189)
  Net unrealized gain (loss) ................................     117,774                     23,119                    (1,432)
                                                             ------------               ------------              ------------
  Net increase (decrease)  in net assets from operations ....     113,441                     12,865                   (13,168)
                                                             ------------               ------------              ------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments .....................................   2,485,652                     81,139                    76,469
  Withdrawals ...............................................      (3,664)                    (2,861)                        -
  Contract benefits .........................................           -                          -                         -
  Contract charges ..........................................        (670)                       (26)                      (13)
  Transfers between sub-accounts (including fixed account),
   net ......................................................           -                          -                         -
  Other transfers from (to) the General Account .............   1,000,702                    802,845                    19,862
  Net increase (decrease) in investment by Sponsor ..........       1,978                      2,070                     4,000
                                                             ------------               ------------              ------------
  Net increase (decrease) in net assets from contract
   transactions .............................................   3,483,998                    883,167                   100,318
                                                             ------------               ------------              ------------
  Net increase (decrease) in net assets .....................   3,597,439                    896,032                    87,150

NET ASSETS:
  Beginning of year .........................................           -                          -                         -
                                                             ------------               ------------              ------------
  End of year ...............................................$  3,597,439               $    896,032              $     87,150
                                                             ============               ============              ============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                 FIDELITY VIP HIGH INCOME            FIDELITY VIP EQUITY-INCOME
                                                                  YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                                  2000              1999               2000                1999
                                                              --------------    -------------      -------------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................   $   6,683,543    $   8,046,300      $     502,351    $    (211,806)
  Net realized gain (loss) .................................      (3,654,859)        (450,343)        15,178,503        7,613,065
  Net unrealized gain (loss) ..............................      (34,768,594)        (335,164)         1,171,838          910,958
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease)  in net assets from operations        (31,739,910)       7,260,793         16,852,692        8,312,217
                                                               -------------    -------------      -------------    -------------

FROM CONTRACT TRANSACTIONS:.
  Net purchase payments ....................................      25,861,832       21,260,358         42,318,526       38,502,384
  Withdrawals ..............................................      (9,515,829)      (8,950,671)       (17,635,182)     (13,886,488)
  Contract benefits ........................................      (2,780,482)      (2,314,938)        (4,178,769)      (3,567,803)
  Contract charges .........................................         (46,735)         (32,098)           (90,954)         (56,448)
  Transfers between sub-accounts (including fixed account),
   net .....................................................      (3,746,814)      (1,926,907)       (12,267,584)      (4,177,665)
  Other transfers from (to) the General Account ............       5,433,534        9,311,665          8,721,543       19,756,379
   Net increase (decrease) in investment by Sponsor .........              -                -                  -                -
  Net increase (decrease) in net assets from contract          -------------    -------------      -------------    -------------
   transactions ...........................................       15,205,506       17,347,409         16,867,580       36,570,359
                                                               -------------    -------------      -------------    -------------
  Net increase (decrease) in net assets....................      (16,534,404)      24,608,202         33,720,272       44,882,576

NET ASSETS:

  Beginning of year ........................................     125,811,418      101,203,216        223,212,798      178,330,222
                                                               -------------    -------------      -------------    -------------
  End of year................................................  $ 109,277,014    $ 125,811,418      $ 256,933,070    $ 223,212,798
                                                               =============    =============      =============    =============

                                                                                                      FIDELITY VIP
                                                                                                       HIGH INCOME
                                                                 FIDELITY VIP GROWTH                  SERVICE CLASS 2
                                                                YEAR ENDED DECEMBER 31,                PERIOD FROM
                                                               2000               1999            11/20/00* TO 12/31/00
                                                             --------------    -------------      ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................. $  (4,316,729)    $  (2,589,140)      $         (11)
  Net realized gain (loss) .................................    34,962,376        18,927,513                   -
  Net unrealized gain (loss) ...............................   (75,694,842)       50,612,325                 200
                                                             -------------     -------------       -------------
  Net increase (decrease)  in net assets from operations ...   (45,049,195)       66,950,698                 189
                                                             -------------     -------------       -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................    76,855,476        51,086,036              11,600
  Withdrawals ..............................................   (28,419,441)      (13,782,325)                  -
  Contract benefits ........................................    (4,558,251)       (3,164,854)                  -
  Contract charges .........................................      (155,917)          (58,541)                  -
  Transfers between sub-accounts (including fixed account),
   net .....................................................    13,397,110        19,475,643                   -
  Other transfers from (to) the General Account ............    13,815,152        17,547,185                   -
  Net increase (decrease) in investment by Sponsor .........             -                 -               2,000
                                                             -------------     -------------       -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................    70,934,129        71,103,144              13,600
                                                             -------------     -------------       -------------
  Net increase (decrease) in net assets ....................    25,884,934       138,053,842              13,789

NET ASSETS:
  Beginning of year ........................................   285,585,375       147,531,533                   -
                                                             -------------     -------------       -------------
  End of year .............................................. $ 311,470,309     $ 285,585,375       $      13,789
                                                             =============     =============       =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                               FIDELITY VIP              FIDELITY VIP
                                                              EQUITY-INCOME               GROWTH               FIDELITY VIP II
                                                              SERVICE CLASS 2          SERVICE CLASS 2           CONTRAFUND
                                                               PERIOD FROM              PERIOD FROM              PERIOD FROM
                                                            11/20/00* TO 12/31/00   11/20/00* TO 12/31/00    10/6/00* TO 12/31/00
                                                            ---------------------   ---------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................  $         (9)            $          (9)            $      (4,043)
  Net realized gain (loss) ................................             -                         -                   (18,779)
  Net unrealized gain (loss) ..............................           173                      (454)                  108,056
                                                             ------------             -------------             -------------
   Net increase (decrease)  in net assets from operations .           164                      (463)                   85,234
                                                             ------------             -------------             -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................        25,420                     8,220                   977,794
  Withdrawals .............................................             -                         -                   (15,876)
  Contract benefits .......................................             -                         -                         -
  Contract charges ........................................             -                         -                      (141)
  Transfers between sub-accounts (including fixed account),
   net ....................................................             -                         -                         -
  Other transfers from (to) the General Account ...........             -                         -                 3,307,941
  Net increase (decrease) in investment by Sponsor ........         2,000                     2,000                        73
                                                             ------------             -------------             -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................        27,420                    10,220                 4,269,791
                                                             ------------             -------------             -------------
  Net increase (decrease) in net assets ...................        27,584                     9,757                 4,355,025

NET ASSETS:
  Beginning of year .......................................             -                         -                         -
                                                             ------------             -------------             -------------
  End of year .............................................  $     27,584             $       9,757             $   4,355,025
                                                             ============             =============             =============

                                                                FIDELITY VIP II       FIDELITY VIP III
                                                                  CONTRAFUND             GROWTH               FIDELITY VIP III
                                                                SERVICE CLASS 2          & INCOME                 MID CAP
                                                                  PERIOD FROM           PERIOD FROM             PERIOD FROM
                                                              11/20/00* TO 12/31/00  10/6/00* TO 12/31/00     10/6/00* TO 12/31/00
                                                              ---------------------  --------------------     --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) .............................     $          (7)         $      (1,357)           $       7,889
  Net realized gain (loss) .................................                 -                 35,760                   82,327
  Net unrealized gain (loss) ...............................                (1)                (7,890)                  73,520
                                                                 -------------          -------------            -------------
   Net increase (decrease)  in net assets from operations ..                (8)                26,513                  163,736
                                                                 -------------          -------------            -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................            17,000              1,286,268                1,120,867
  Withdrawals ..............................................                 -                 (4,768)                 (11,863)
  Contract benefits ........................................                 -                      -                        -
  Contract charges .........................................                 -                   (113)                    (301)
  Transfers between sub-accounts (including fixed account),
   net .....................................................                 -                     -                         -
  Other transfers from (to) the General Account ............                 1                141,281                1,774,209
  Net increase (decrease) in investment by Sponsor .........             2,000                      7                      (16)
                                                                  -------------          -------------           -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................            19,001              1,422,675                2,882,896
                                                                  -------------          -------------           -------------
  Net increase (decrease) in net assets ....................            18,993              1,449,188                3,046,632

NET ASSETS:
  Beginning of year ........................................                 -                      -                        -
                                                                  -------------          -------------           -------------
  End of year ..............................................     $      18,993          $   1,449,188            $   3,046,632
                                                                  =============          =============           =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                 FIDELITY VIP III
                                                                    GROWTH             FIDELITY VIP III          FRANKLIN
                                                                   & INCOME                MID CAP               SMALL CAP
                                                                 SERVICE CLASS 2        SERVICE CLASS 2           CLASS 2
                                                                   PERIOD FROM            PERIOD FROM           PERIOD FROM
                                                              11/20/00* TO 12/31/00  11/20/00* TO 12/31/00   10/6/00* TO 12/31/00
                                                             ----------------------  ---------------------   ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................      $          (3)         $          27          $      (1,655)
  Net realized gain (loss) ................................                  -                      -                (67,852)
  Net unrealized gain (loss) ..............................                 (7)                   414                (20,621)
                                                                 -------------          -------------          -------------
  Net increase (decrease)  in net assets from operations ..                (10)                   441                (90,128)
                                                                 -------------          -------------          -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................             12,000                 10,000                645,922
  Withdrawals .............................................                  -                      -                 (4,516)
  Contract benefits .......................................                  -                      -                      -
  Contract charges ........................................                  -                      -                   (115)
  Transfers between sub-accounts (including fixed account),
   net ....................................................                  -                      -                      -
  Other transfers from (to) the General Account ...........                  -                      -                358,134
  Net increase (decrease) in investment by Sponsor ........              2,000                  2,000                  2,217
                                                                 -------------          -------------          -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................             14,000                 12,000              1,001,642
                                                                 -------------          -------------          -------------
  Net increase (decrease) in net assets ...................             13,990                 12,441                911,514

NET ASSETS:
  Beginning of year .......................................                  -                      -                      -
                                                                 -------------          -------------          -------------
  End of year .............................................      $      13,990          $      12,441          $     911,514
                                                                 =============          =============          =============

                                                                  MUTUAL             TEMPLETON
                                                                  SHARES           PACIFIC GROWTH
                                                                SECURITIES           SECURITIES           INVESCO VIF
                                                                  CLASS 2             CLASS 2               DYNAMICS
                                                                PERIOD FROM         PERIOD FROM           PERIOD FROM
                                                           10/6/00* TO 12/31/00  10/6/00* TO 12/31/00  10/6/00* TO 12/31/00
                                                            -------------------  --------------------  ---------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................. $      (2,450)      $        (948)         $      (2,814)
  Net realized gain (loss) .................................       (38,565)             57,715               (159,118)
  Net unrealized gain (loss) ...............................        46,096                 394                (39,437)
                                                             -------------       -------------          -------------
  Net increase (decrease)  in net assets from operations ...         5,081              57,161               (201,369)
                                                             -------------       -------------          -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................       273,351             105,852                891,193
  Withdrawals ..............................................        (8,197)                (29)                (8,996)
  Contract benefits ........................................             -                   -                      -
  Contract charges .........................................          (215)                 (4)                  (330)
  Transfers between sub-accounts (including fixed account),
   net .....................................................             -                   -                      -
  Other transfers from (to) the General Account ............       951,872             (56,770)               714,416
  Net increase (decrease) in investment by Sponsor .........         1,929               4,000                  2,227
                                                             -------------       -------------          -------------
   Net increase (decrease) in net assets from contract
   transactions ............................................     1,218,740              53,049              1,598,510
                                                             -------------       -------------          -------------
  Net increase (decrease) in net assets ....................     1,223,821             110,210              1,397,141

NET ASSETS:
  Beginning of year ........................................             -                   -                      -
                                                             -------------       -------------          -------------

  End of year .............................................. $   1,223,821       $     110,210          $   1,397,141
                                                             =============       =============          =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                                      JANUS ASPEN
                                                                INVESCO VIF            AGGRESSIVE                 JANUS ASPEN
                                                                   HEALTH               GROWTH                      GROWTH
                                                                  SCIENCES           SERVICE SHARES              SERVICE SHARES
                                                                 PERIOD FROM          PERIOD FROM                PERIOD FROM
                                                             10/6/00* TO 12/31/00    10/6/00* TO 12/31/00     10/6/00* TO 12/31/00
                                                             --------------------   ----------------          --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................   $      (2,138)           $      (1,703)            $      (3,558)
  Net realized gain (loss) ................................          14,241                   (9,180)                  (65,970)
  Net unrealized gain (loss) ..............................          41,102                 (136,869)                 (135,281)
                                                              -------------            -------------              -------------
  Net increase (decrease)  in net assets from operations ..          53,205                 (147,752)                 (204,809)
                                                              -------------            -------------              -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................       1,136,132                1,083,808                 2,553,218
  Withdrawals .............................................          (5,930)                  (6,738)                   (7,800)
  Contract benefits .......................................               -                        -                         -
  Contract charges ........................................            (497)                    (155)                     (308)
  Transfers between sub-accounts (including fixed account),
   net ....................................................               -                        -                         -
  Other transfers from (to) the General Account ...........         941,150                  345,347                   505,124
  Net increase (decrease) in investment by Sponsor ........           1,981                    2,374                     2,164
                                                              -------------            -------------             -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................       2,072,836                1,424,636                 3,052,398
                                                               -------------           -------------             -------------
  Net increase (decrease) in net assets ...................       2,126,041                1,276,884                 2,847,589

NET ASSETS:
  Beginning of year .......................................               -                        -                         -
                                                              -------------            -------------             -------------
  End of year .............................................   $   2,126,041            $   1,276,884             $   2,847,589
                                                              =============            =============             =============

                                                                JANUS ASPEN                JANUS ASPEN
                                                                   GROWTH                 INTERNATIONAL              KEMPER
                                                                AND INCOME                  GROWTH                 TECHNOLOGY
                                                               SERVICE SHARES            SERVICE SHARES              GROWTH
                                                               PERIOD FROM                PERIOD FROM              PERIOD FROM
                                                            10/6/00* TO 12/31/00      10/6/00* TO 12/31/00     10/6/00* TO 12/31/00
                                                            --------------------      -------------------      --------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................. $         524             $       1,068               $      (3,965)
  Net realized gain (loss) .................................        (6,441)                  (53,524)                   (200,688)
  Net unrealized gain (loss) ...............................       (63,194)                  (70,837)                   (205,115)
                                                             -------------             -------------               -------------
  Net increase (decrease)  in net assets from operations ...       (69,111)                 (123,293)                   (409,768)
                                                             -------------             -------------               -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ....................................     1,400,208                 1,569,408                   1,439,278
  Withdrawals ..............................................        (6,267)                  (11,213)                    (12,719)
  Contract benefits ........................................          --                        --                          --
  Contract charges .........................................          (557)                     (378)                       (304)
  Transfers between sub-accounts (including fixed account),
   net .....................................................          --                        --                          --
  Other transfers from (to) the General Account ............       876,090                 1,420,320                   2,262,226
  Net increase (decrease) in investment by Sponsor .........         2,089                     2,155                       2,369
                                                             -------------             -------------               -------------
  Net increase (decrease) in net assets from contract
   transactions ............................................     2,271,563                 2,980,292                   3,690,850
                                                             -------------             -------------               -------------
  Net increase (decrease) in net assets ....................     2,202,452                 2,856,999                   3,281,082

NET ASSETS:
  Beginning of year ........................................          --                        --                          --
                                                             -------------             -------------               -------------
  End of year .............................................. $   2,202,452             $   2,856,999               $   3,281,082
                                                             =============             =============               =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                             ALLMERICA SELECT SEPARATE ACCOUNT

                                                                     KVS
                                                                   DREMAN
                                                                 FINANCIAL                   T. ROWE PRICE
                                                                  SERVICES                INTERNATIONAL STOCK
                                                                PERIOD FROM             YEAR ENDED DECEMBER 31,
                                                             10/6/00* TO 12/31/00       2000                1999
                                                             --------------------     ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income (loss) ............................   $        (797)          $    (813,517)    $    (624,004)
  Net realized gain (loss) ................................          43,379               6,955,229        13,382,867
  Net unrealized gain (loss) ..............................          18,236             (23,157,547)        9,156,450
                                                              -------------           -------------     -------------
  Net increase (decrease)  in net assets from operations ..          60,818             (17,015,835)       21,915,313
                                                              -------------           -------------     -------------

  FROM CONTRACT TRANSACTIONS:
  Net purchase payments ...................................         304,670              24,866,253        12,519,911
  Withdrawals .............................................            (785)             (7,619,560)       (4,048,055)
  Contract benefits .......................................               -              (1,289,962)         (951,093)
  Contract charges ........................................            (206)                (48,121)          (21,525)
  Transfers between sub-accounts (including fixed account),
   net ....................................................               -                (438,433)         (894,900)
  Other transfers from (to) the General Account ...........         387,763               2,392,158         5,061,257
  Net increase (decrease) in investment by Sponsor ........           1,878                   2,000                 -
                                                              -------------           -------------     -------------
  Net increase (decrease) in net assets from contract
   transactions ...........................................         693,320              17,864,335        11,665,595
                                                              -------------           -------------     -------------
  Net increase (decrease) in net assets ...................         754,138                 848,500        33,580,908

NET ASSETS:
  Beginning of year .......................................               -              91,524,863        57,943,955
                                                              -------------           -------------     -------------
  End of year .............................................   $     754,138           $  92,373,363     $  91,524,863
                                                              =============           =============     =============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

* Date of initial investment.

The accompanying notes are an integral part of these financial statements.

                        ALLMERICA SELECT SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

   Allmerica Select Separate Account (Allmerica Select) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on March 5, 1992 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Allmerica Select are clearly identified and distinguished from the other assets and liabilities of the Company. Allmerica Select cannot be charged with liabilities arising out of any other business of the Company.

   Allmerica Select is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Allmerica Select currently offers forty-four Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company; or of the AIM Variable Insurance Funds
(AVIF) managed by A I M Advisors, Inc.; or of the Alliance Variable Products Series Fund, Inc.(Alliance) managed by Alliance Capital Management L.P.; or of the Deutsche Asset Management VIT Funds (Deutsche) managed by Bankers Trust Company; or of the Fidelity Variable Insurance Products Fund (Fidelity VIP) or the Fidelity Variable Insurance Products Fund II (Fidelity VIP II) or the Fidelity Variable Insurance Products Fund III (Fidelity VIP III) all of which are managed by Fidelity Management & Research Company (FMR); or of the Franklin Templeton Variable Insurance Products Trust (FT VIP) managed by Templeton Global Advisors Limited or Templeton Investment Counsel, Inc.; or of the INVESCO Variable Investment Funds, Inc. (INVESCO VIF) managed by INVESCO Funds Group, Inc.; or of the Janus Aspen Series (Janus Aspen) managed by Janus Capital; or of the Kemper Variable Series (KVS) managed by Scudder Kemper Investments, Inc.; or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc. AIT, AVIF, Alliance, Deutsche, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, KVS and T. Rowe Price (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by Allmerica Select Separate Account in the preparation of its financial statements.

   INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

   FEDERAL INCOME TAXES - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Allmerica Select. Therefore, no provision for income taxes has been charged against Allmerica Select.

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 - INVESTMENTS

The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 2000 were as follows:

                                                                               PORTFOLIO INFORMATION
                                                     ----------------------------------------------------------
                                                                                                  NET ASSET
                                                           NUMBER OF           AGGREGATE            VALUE
INVESTMENT PORTFOLIO                                        SHARES                COST            PER SHARE
--------------------                                 ----------------------------------------------------------
Select Aggressive Growth . . . . . . . . . . . . . .     121,263,754        $  319,567,104      $   2.117
Select Growth . . . . . . . . . . . . . . . . . . . .    177,051,934           354,814,454          2.214
Select Growth and Income . . . . . . . . . . . . . .     254,147,019           387,360,703          1.428
Select Investment Grade Income(a) . . . . . . . . . .    153,473,722           169,625,264          1.086
Money Market . . . . . . . . . . . . . . . . . . . .     179,717,554           179,717,554          1.000
Select International Equity . . . . . . . . . . . . .    129,541,683           234,562,747          1.782
Select Capital Appreciation . . . . . . . . . . . . .     86,216,064           159,450,189          2.122
Select Emerging Markets . . . . . . . . . . . . . . .     27,137,382            26,530,254          0.789
Select Value Opportunity . . . . . . . . . . . . . .      48,084,245            79,355,278          1.958
Select Strategic Growth . . . . . . . . . . . . . . .     36,224,729            36,047,794          0.683
Select Strategic Income . . . . . . . . . . . . . . .        726,920               745,086          1.029
Equity Index . . . . . . . . . . . . . . . . . . . .         332,600             1,124,721          3.299
AIM V.I. Aggressive Growth . . . . . . . . . . . . .         183,148             2,746,916          14.620
AIM V.I. Blue Chip . . . . . . . . . . . . . . . . .         263,239             2,503,555          9.180
AIM V.I. Value . . . . . . . . . . . . . . . . . . .          82,749             2,266,925          27.310
Alliance Premier Growth . . . . . . . . . . . . . . .      1,506,881            58,156,206          32.050
Alliance Premier Growth Class B . . . . . . . . . . .            594                19,651          31.930
Alliance Growth and Income Class B . . . . . . . . .         156,003             3,479,665          23.060
Deutsche VIT EAFE Equity Index . . . . . . . . . . .          80,433               872,913          11.140
Deutsche VIT Small Cap Index . . . . . . . . . . . .           7,851                88,582          11.100
Fidelity VIP High Income . . . . . . . . . . . . . .      13,359,048           151,226,317          8.180
Fidelity VIP Equity-Income . . . . . . . . . . . . .      10,067,912           232,227,793          25.520
Fidelity VIP Growth . . . . . . . . . . . . . . . . .      7,135,632           300,590,090          43.650
Fidelity VIP High Income Service Class 2 . . . . . .           1,696                13,589          8.130
Fidelity VIP Equity-Income Service Class 2 . . . . .           1,086                27,411          25.410
Fidelity VIP Growth Service Class 2 . . . . . . . . .            225                10,211          43.430
Fidelity VIP II Contrafund . . . . . . . . . . . . .         183,447             4,246,969          23.740
Fidelity VIP II Contrafund Service Class 2 . . . . .             803                18,994          23.640
Fidelity VIP III Growth & Income . . . . . . . . . .          94,966             1,457,078          15.260
Fidelity VIP III Mid Cap . . . . . . . . . . . . . .         150,451             2,973,112          20.250
Fidelity VIP III Growth & Income Service Class 2 . .             922                13,997          15.170
Fidelity VIP III Mid Cap Service Class 2 . . . . . .             616                12,027          20.200
Franklin Small Cap Class 2 . . . . . . . . . . . . .          43,118               932,135          21.140
Mutual Shares Securities Class 2 . . . . . . . . . .          86,064             1,177,725          14.220
Templeton Pacific Growth Securities Class 2 . . . . .         14,578               109,816          7.560
INVESCO VIF Dynamics . . . . . . . . . . . . . . . .          76,724             1,436,578          18.210
INVESCO VIF Health Sciences . . . . . . . . . . . . .        101,774             2,084,939          20.890
Janus Aspen Aggressive Growth Service Shares . . . .          35,499             1,413,753          35.970
Janus Aspen Growth, Service Shares . . . . . . . . .         108,027             2,982,870          26.360
Janus Aspen Growth and Income Service Shares . . . .         126,942             2,265,646          17.350
Janus Aspen International Growth Service Shares . . .         93,244             2,927,836          30.640
Kemper Technology Growth . . . . . . . . . . . . . .       2,365,289             3,486,197          1.387
KVS Dreman Financial Services . . . . . . . . . . . .        654,208               735,902          1.153
T. Rowe Price International Stock . . . . . . . . . .      6,129,619           100,903,398          15.070

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 - RELATED PARTY TRANSACTIONS

   The Company makes a charge of 1.25% per annum for Allmerica Select Resource I and II, Select Charter, and Select Reward, which totaled $35,300,507, and the company makes a charge of 1.20% per annum for Allmerica Select Acclaim, which totaled $204 based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

   For contracts issued on Form A3020-92 (Allmerica Select Resource I), a $30 contract fee is deducted on the contract anniversary and upon full surrender of the contract. For contracts issued on Form A3025-96 (Allmerica Select Resource
II), a $30 contract fee is deducted on the contract anniversary and upon full surrender if the accumulated value is less than $50,000. For contracts issued on Form A3027-98 (Allmerica Select Charter), Form A3028-99 (Allmerica Select Reward), and on Form A3031-99 (Allmerica Select Acclaim), a $35 contract fee is deducted on the contract anniversary and upon full surrender if the accumulated value is less than $75,000. The fee is currently waived for Allmerica Select Resource II, Select Reward, and Select Acclaim contracts issued to and maintained by the trustee of a 401(k) plan.

   Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Allmerica Select, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of certain independent broker-dealers. The Allmerica Select Resource I and II, Select Reward, and Select Acclaim contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS

   Transactions from contractowners and sponsor were as follows:

                                                          SELECT RESOURCE I AND II, SELECT CHARTER AND SELECT REWARD
                                                                         YEAR ENDED DECEMBER 31,
                                                                   2000                                   1999
                                                   ------------------------------------   ------------------------------------
                                                         UNITS                AMOUNT            UNITS              AMOUNT
                                                   ---------------      ---------------   ---------------      ---------------
Select Aggressive Growth
  Issuance of Units  . . . . . . . . . . . . . . .     189,799,406      $   643,281,372        75,252,384      $  215,594,821
  Redemption of Units . . . . . . . . . . . . . . .   (179,297,507)        (607,288,149)      (76,759,554)       (218,325,447)
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .      10,501,899      $    35,993,223        (1,507,170)     $   (2,730,626)
                                                   ===============      ===============   ===============      ===============

Select Growth
  Issuance of Units  . . . . . . . . . . . . . . .      45,237,091      $   150,223,929        53,807,629      $  161,684,575
  Redemption of Units . . . . . . . . . . . . . . .    (44,007,055)        (145,526,809)      (40,286,966)       (122,238,187)
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .       1,230,036      $     4,697,120        13,520,663      $   39,446,388
                                                   ===============      ===============   ===============      ===============

Select Growth and Income
  Issuance of Units  . . . . . . . . . . . . . . .      42,472,707      $   110,691,251        41,734,130      $  102,259,914
  Redemption of Units . . . . . . . . . . . . . . .    (29,021,235)         (75,774,180)      (30,125,418)        (73,204,398)
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .      13,451,472      $    34,917,071        11,608,712      $   29,055,516
                                                   ===============      ===============   ===============      ===============

Select Investment Grade Income(a)

  Issuance of Units  . . . . . . . . . . . . . . .      36,438,587      $    45,529,358        48,275,738      $   63,597,852
  Redemption of Units . . . . . . . . . . . . . . .    (32,691,776)         (40,298,608)      (40,009,593)        (52,323,287)
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .       3,746,811      $     5,230,750         8,266,145      $   11,274,565
                                                   ===============      ===============   ===============      ===============

Money Market
  Issuance of Units  . . . . . . . . . . . . . . .   1,468,322,350      $ 1,911,495,179       628,585,498      $  835,137,989
  Redemption of Units . . . . . . . . . . . . . . . (1,460,710,372)      (1,900,953,956)     (594,333,800)       (792,240,692)
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .       7,611,978      $    10,541,223        34,251,698      $  42,897,297
                                                   ===============      ===============   ===============      ================

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                        SELECT RESOURCE I AND II, SELECT CHARTER AND SELECT REWARD (CONTINUED)
                                                                                 YEAR ENDED DECEMBER 31,

                                                                       2000                                 1999
                                                         --------------------------------    --------------------------------
                                                             UNITS             AMOUNT            UNITS             AMOUNT
                                                         -------------     --------------    -------------     --------------
Select International Equity
  Issuance of Units  . . . . . . . . . . . . . . . . .    343,268,620      $ 676,227,016      164,673,863      $ 284,544,051
  Redemption of Units . . . . . . . . . . . . . . .      (329,650,517)      (653,552,562)    (158,190,366)      (274,560,578)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         13,618,103      $  22,674,454        6,483,497      $   9,983,473
                                                         =============     =============     =============     ==============

Select Capital Appreciation
  Issuance of Units  . . . . . . . . . . . . . . . . .     49,858,361      $ 119,572,232       39,275,736      $  78,604,034
  Redemption of Units . . . . . . . . . . . . . . .       (37,962,329)       (90,357,103)     (31,115,549)       (62,182,465)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         11,896,032      $  29,215,129        8,160,187      $  16,421,569
                                                         =============     =============     =============     ==============

Select Emerging Markets
  Issuance of Units  . . . . . . . . . . . . . . . . .     36,633,119      $  39,183,205       12,741,433      $  12,693,100
  Redemption of Units . . . . . . . . . . . . . . .       (23,863,553)       (24,566,501)      (3,448,629)        (3,335,472)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         12,769,566      $  14,616,704        9,292,804      $   9,357,628
                                                         =============     =============     =============     ==============

Select Value Opportunity
  Issuance of Units  . . . . . . . . . . . . . . . . .     50,761,081      $  52,608,872       55,225,027      $  50,439,314
  Redemption of Units . . . . . . . . . . . . . . .       (15,796,321)       (16,762,037)     (29,625,233)       (26,521,403)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         34,964,760      $  35,846,835       25,599,794      $  23,917,911
                                                         =============     =============     =============     ==============

Select Strategic Growth
  Issuance of Units  . . . . . . . . . . . . . . . . .     25,146,543      $  24,365,957       13,362,189      $  13,598,310
  Redemption of Units . . . . . . . . . . . . . . .        (6,732,230)        (6,030,293)      (4,358,489)        (4,455,585)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         18,414,313      $  18,335,664        9,003,700      $   9,142,725
                                                         =============     =============     =============     ==============

Select Strategic Income
  Issuance of Units  . . . . . . . . . . . . . . . . .        719,923      $     736,931                -      $           -
  Redemption of Units . . . . . . . . . . . . . . .            (4,064)            (4,431)               -                  -
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .            715,859      $     732,500                -      $           -
                                                         =============     =============     =============     ==============

Equity Index
  Issuance of Units  . . . . . . . . . . . . . . . . .      1,162,087      $   1,115,469                -      $           -
  Redemption of Units . . . . . . . . . . . . . . .            (5,806)            (5,493)               -                  -
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .          1,156,281      $   1,109,976                -      $           -
                                                         =============     =============     =============     ==============

AIM V.I. Aggressive Growth
  Issuance of Units  . . . . . . . . . . . . . . . . .      2,987,024      $   2,760,797                -      $           -
  Redemption of Units . . . . . . . . . . . . . . .            (4,772)            (4,413)               -                  -
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .          2,982,252      $   2,756,384                -      $           -
                                                         =============     =============     =============     ==============

AIM V.I. Blue Chip
  Issuance of Units  . . . . . . . . . . . . . . . . .      2,629,023      $   2,496,887                -      $           -
  Redemption of Units . . . . . . . . . . . . . . .            (3,623)            (3,505)               -                  -
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .          2,625,400      $   2,493,382                -      $           -
                                                         =============     =============     =============     ==============

AIM V.I. Value
  Issuance of Units  . . . . . . . . . . . . . . . . .      2,415,283      $   2,296,216                -      $           -
  Redemption of Units . . . . . . . . . . . . . . .           (10,390)           (10,019)               -                  -
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .          2,404,893      $   2,286,197                -      $           -
                                                         =============     =============     =============     ==============

Alliance Premier Growth Class B
  Issuance of Units  . . . . . . . . . . . . . . . . .     44,324,135      $  53,655,829        5,570,878      $   6,498,202
  Redemption of Units . . . . . . . . . . . . . . .        (2,155,794)        (2,174,326)        (261,505)          (300,429)
                                                         -------------     --------------    -------------     --------------
    Net increase (decrease)  . . . . . . . . . . .         42,168,341      $  51,481,503        5,309,373      $   6,197,773
                                                         =============     =============     =============     ==============

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)


                                                           SELECT RESOURCE I AND II, SELECT CHARTER AND SELECT REWARD (CONTINUED)
                                                                                   YEAR ENDED DECEMBER 31,

                                                                         2000                                  1999
                                                            --------------------------------    ----------------------------------
                                                               UNITS              AMOUNT            UNITS               AMOUNT
                                                            ------------     ---------------    -------------      ---------------
Alliance Growth and Income Class B
  Issuance of Units  . . . . . . . . . . . . . . . . .        3,481,594       $   3,486,285                -                  $ -
  Redemption of Units . . . . . . . . . . . . . . .              (4,210)             (4,287)               -                    -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            3,477,384       $   3,481,998                -                  $ -
                                                            ============     ===============    =============      ===============

Deutsche VIT EAFE Equity Index
  Issuance of Units  . . . . . . . . . . . . . . . . .          928,753       $     883,854                -                  $ -
  Redemption of Units . . . . . . . . . . . . . . .              (2,802)             (2,687)               -                    -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .              925,951       $     881,167                -                  $ -
                                                            ============     ===============    =============      ===============

Deutsche VIT Small Cap Index
  Issuance of Units  . . . . . . . . . . . . . . . . .           86,534       $      96,348                -                 $ -
  Redemption of Units . . . . . . . . . . . . . . .                 (14)              1,970                -                   -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .               86,520       $      98,318                -                 $ -
                                                            ============     ===============    =============      ===============

Fidelity VIP High Income
  Issuance of Units  . . . . . . . . . . . . . . . . .       36,672,957       $  46,642,215        38,346,359       $  53,501,177
  Redemption of Units . . . . . . . . . . . . . . .         (24,759,105)        (31,436,709)      (25,918,736)        (36,153,768)
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           11,913,852       $  15,205,506        12,427,623       $  17,347,409
                                                            ============     ===============    =============      ===============

Fidelity VIP Equity-Income
  Issuance of Units  . . . . . . . . . . . . . . . . .       35,394,678       $  70,803,082        46,507,097       $  91,172,489
  Redemption of Units . . . . . . . . . . . . . . .         (26,641,545)        (53,935,502)      (27,985,168)        (54,602,130)
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            8,753,133       $  16,867,580        18,521,929       $  36,570,359
                                                            ============     ===============    =============      ===============

Fidelity VIP Growth
  Issuance of Units  . . . . . . . . . . . . . . . . .       46,603,766       $ 144,623,308        47,634,153       $ 125,046,338
  Redemption of Units . . . . . . . . . . . . . . .         (24,755,060)        (73,689,179)      (20,618,401)        (53,943,194)
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           21,848,706       $  70,934,129        27,015,752       $  71,103,144
                                                            ============     ===============    =============      ===============

Fidelity VIP II Contrafund
  Issuance of Units  . . . . . . . . . . . . . . . . .        4,524,264       $   4,284,452                 -       $          -
  Redemption of Units . . . . . . . . . . . . . . .             (14,916)            (14,661)                -                  -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            4,509,348       $   4,269,791                 -       $          -
                                                            ============     ===============    =============      ===============

Fidelity VIP III Growth & Income
  Issuance of Units  . . . . . . . . . . . . . . . . .        1,489,736       $   1,426,873                 -       $          -
  Redemption of Units . . . . . . . . . . . . . . .              (4,291)             (4,198)                -                  -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            1,485,445       $   1,422,675                 -       $          -
                                                            ============     ===============    =============      ===============

Fidelity VIP III Mid Cap
  Issuance of Units  . . . . . . . . . . . . . . . . .        2,924,554       $   2,893,806                 -       $          -
  Redemption of Units . . . . . . . . . . . . . . .             (10,667)            (10,910)                -                  -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            2,913,887       $   2,882,896                 -       $          -
                                                            ============     ===============    =============      ===============

Franklin Small Cap Class 2
  Issuance of Units  . . . . . . . . . . . . . . . . .        1,062,326       $   1,005,953                 -       $          -
  Redemption of Units . . . . . . . . . . . . . . .              (7,246)             (6,311)                -                  -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            1,055,080       $     999,642                 -       $          -
                                                            ============     ===============    =============      ===============

Mutual Shares Securities Class 2
  Issuance of Units  . . . . . . . . . . . . . . . . .        1,158,880       $   1,224,856                 -       $ -
  Redemption of Units . . . . . . . . . . . . . . .              (8,134)             (8,116)                -                  -
                                                            ------------     ---------------    -------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .            1,150,746       $   1,216,740                 -       $          -
                                                            ============     ===============    =============      ===============

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS  (CONTINUED)


                                                              SELECT RESOURCE I AND II, SELECT CHARTER AND SELECT REWARD (CONTINUED)
                                                                                       YEAR ENDED DECEMBER 31,

                                                                          2000                                1999
                                                           -----------------------------------  ----------------------------------
                                                               UNITS                AMOUNT          UNITS               AMOUNT
                                                           --------------      ---------------  --------------     ---------------
Templeton Pacific Growth Securities Class 2
  Issuance of Units  . . . . . . . . . . . . . . . . .        11,176,081         $ 10,414,767               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .          (11,057,823)         (10,363,618)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .               118,258             $ 51,149               -       $           -
                                                           ==============      ===============  ==============     ===============

INVESCO VIF Dynamics
  Issuance of Units  . . . . . . . . . . . . . . . . .         1,673,223          $ 1,604,804               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .               (9,180)              (8,294)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             1,664,043          $ 1,596,510               -       $           -
                                                           ==============      ===============  ==============     ===============

INVESCO VIF Health Sciences
  Issuance of Units  . . . . . . . . . . . . . . . . .         2,063,663          $ 2,075,266               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .               (4,361)              (4,430)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             2,059,302          $ 2,070,836               -       $           -
                                                           ==============      ===============  ==============     ===============

Janus Aspen Aggressive Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . . . .         1,717,280          $ 1,425,143               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .              (10,087)              (7,507)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             1,707,193          $ 1,417,636               -       $           -
                                                           ==============      ===============  ==============     ===============

Janus Aspen Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . . . .         3,340,007          $ 3,039,552               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .               (7,690)              (7,154)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             3,332,317          $ 3,032,398               -       $           -
                                                           ==============      ===============  ==============     ===============

Janus Aspen Growth and Income Service Shares
  Issuance of Units  . . . . . . . . . . . . . . . . .         2,415,695          $ 2,276,404               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .               (7,144)              (6,841)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             2,408,551          $ 2,269,563               -       $           -
                                                           ==============      ===============  ==============     ===============

Janus Aspen International Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . . . .         3,275,304          $ 2,990,092               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .              (12,324)             (11,800)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             3,262,980          $ 2,978,292               -       $           -
                                                           ==============      ===============  ==============     ===============

Kemper Technology Growth
  Issuance of Units  . . . . . . . . . . . . . . . . .         4,516,975          $ 3,692,713               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .              (10,279)              (8,863)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .             4,506,696          $ 3,683,850               -       $           -
                                                           ==============      ===============  ==============     ===============

KVS Dreman Financial Services
  Issuance of Units  . . . . . . . . . . . . . . . . .           679,420            $ 691,756               -       $           -
  Redemption of Units . . . . . . . . . . . . . . .                 (414)                (436)              -                   -
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .               679,006            $ 691,320               -       $           -
                                                           ==============      ===============  ==============     ===============

T. Rowe Price International Stock
  Issuance of Units  . . . . . . . . . . . . . . . . .       304,331,444        $ 503,076,236     115,271,622       $ 173,722,453
  Redemption of Units . . . . . . . . . . . . . . .         (292,091,109)        (485,222,401)   (106,914,833)       (162,056,858)
                                                           --------------      ---------------  --------------     ---------------
    Net increase (decrease)  . . . . . . . . . . .            12,240,335         $ 17,853,835       8,356,789       $  11,665,595
                                                           ==============      ===============  ==============     ===============

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS  (CONTINUED)

                                                                                SELECT ACCLAIM
                                                                            YEAR ENDED DECEMBER 31,
                                                                   2000                                   1999
                                                   ------------------------------------   ------------------------------------
                                                       UNITS              AMOUNT             UNITS              AMOUNT
                                                   ---------------      ---------------   ---------------      ---------------
Select Aggressive Growth
  Issuance of Units  . . . . . . . . . . . . .              10,446      $        10,760                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              10,446      $        10,760                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Growth
  Issuance of Units  . . . . . . . . . . . . .               2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Growth and Income
  Issuance of Units  . . . . . . . . . . . . .              12,446      $        12,580                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              12,446      $        12,580                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Investment Grade Income
  Issuance of Units  . . . . . . . . . . . . .              13,390      $        13,600                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              13,390      $        13,600                 -      $            -
                                                   ===============      ===============   ===============      ===============


Money Market
  Issuance of Units  . . . . . . . . . . . . .               4,586      $         4,600                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               4,586      $         4,600                 -      $            -
                                                   ===============      ===============   ===============      ===============
Select International Equity
  Issuance of Units  . . . . . . . . . . . . .              15,504      $        15,780                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              15,504      $        15,780                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Capital Appreciation
  Issuance of Units  . . . . . . . . . . . . .              10,385      $        10,760                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              10,385      $        10,760                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Emerging Markets
  Issuance of Units  . . . . . . . . . . . . .               6,176      $         6,120                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               6,176      $         6,120                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Value Opportunity
  Issuance of Units  . . . . . . . . . . . . .              11,728      $        12,180                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              11,728      $        12,180                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Strategic Growth
  Issuance of Units  . . . . . . . . . . . . .               5,133      $         5,220                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               5,133      $         5,220                 -      $            -
                                                   ===============      ===============   ===============      ===============

Select Strategic Income
  Issuance of Units  . . . . . . . . . . . . .               2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Equity Index
  Issuance of Units  . . . . . . . . . . . . .              14,201      $        14,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              14,201      $        14,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS  (CONTINUED)

                                                                                SELECT ACCLAIM
                                                                            YEAR ENDED DECEMBER 31,
                                                                   2000                                  1999
                                                   ------------------------------------   ------------------------------------
                                                        UNITS                AMOUNT           UNITS               AMOUNT
                                                   ---------------      ---------------   ---------------      ---------------
AIM V.I. Aggressive Growth
  Issuance of Units  . . . . . . . . . . . . .               6,852      $         7,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               6,852      $         7,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

AIM V.I. Blue Chip
  Issuance of Units  . . . . . . . . . . . . .              14,265      $        14,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              14,265      $        14,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

AIM V.I. Value
  Issuance of Units  . . . . . . . . . . . . .               6,931      $         7,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               6,931      $         7,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Alliance Premier Growth Class B
  Issuance of Units  . . . . . . . . . . . . .              19,525      $        19,661                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              19,525      $        19,661                 -      $            -
                                                   ===============      ===============   ===============      ===============

Alliance Growth and Income Class B
  Issuance of Units  . . . . . . . . . . . . .               2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Deutsche VIT EAFE Equity Index
  Issuance of Units  . . . . . . . . . . . . .               2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Deutsche VIT Small Cap Index
  Issuance of Units  . . . . . . . . . . . . .               2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .               2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Fidelity VIP High Income Service Class 2
  Issuance of Units  . . . . . . . . . . . . .              14,320      $        13,600                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              14,320      $        13,600                 -      $            -
                                                   ===============      ===============   ===============      ===============

Fidelity VIP Equity-Income Service Class 2
  Issuance of Units  . . . . . . . . . . . . .              26,429      $        27,420                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              26,429      $        27,420                 -      $            -
                                                   ===============      ===============   ===============      ===============

Fidelity VIP Growth Service Class 2
  Issuance of Units  . . . . . . . . . . . . .              10,107      $        10,220                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              10,107      $        10,220                 -      $            -
                                                   ===============      ===============   ===============      ===============

Fidelity VIP II Contrafund Service Class 2
  Issuance of Units  . . . . . . . . . . . . .              18,716      $        19,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              18,716      $        19,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

Fidelity VIP III Growth & Income Service Class
  Issuance of Units  . . . . . . . . . . . . .              14,058      $        14,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . .                  -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . .              14,058      $        14,000                 -      $            -
                                                   ===============      ===============   ===============      ===============

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 - CONTRACTOWNERS AND SPONSOR TRANSACTIONS  (CONTINUED)

                                                                         SELECT ACCLAIM (CONTINUED)
                                                                           YEAR ENDED DECEMBER 31,
                                                                   2000                                  1999
                                                   ------------------------------------   ------------------------------------
                                                         UNITS              AMOUNT             UNITS               AMOUNT
                                                   ---------------      ---------------   ---------------      ---------------
Fidelity VIP III Mid Cap Service Class 2
  Issuance of Units  . . . . . . . . . . . . . . .          11,611      $        12,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .          11,611      $        12,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Franklin Small Cap Class 2
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Mutual Shares Securities Class 2
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Templeton Pacific Growth Securities Class 2
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
INVESCO VIF Dynamics
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
INVESCO VIF Health Sciences
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Janus Aspen Aggressive Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . .           6,770      $         7,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           6,770      $         7,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Janus Aspen Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . .          20,170      $        20,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .          20,170      $        20,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Janus Aspen Growth and Income Service Shares
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . . .              -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . . .           2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Janus Aspen International Growth Service Shares
  Issuance of Units  . . . . . . . . . . . . . . .           2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . .                -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . .             2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
Kemper Technology Growth
  Issuance of Units  . . . . . . . . . . . . . .             6,932      $         7,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . .                -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . .             6,932      $         7,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
KVS Dreman Financial Services
  Issuance of Units  . . . . . . . . . . . . . .             2,000      $         2,000                 -      $            -
  Redemption of Units . . . . . . . . . . . . . .                -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . .             2,000      $         2,000                 -      $            -
                                                   ===============      ===============   ===============      ===============
T. Rowe Price International Stock
  Issuance of Units  . . . . . . . . . . . . . .            10,375      $        10,500                 -      $            -
  Redemption of Units . . . . . . . . . . . . . .                -                    -                 -                   -
                                                   ---------------      ---------------   ---------------      ---------------
    Net increase (decrease)  . . . . . . . . . .            10,375      $        10,500                 -      $            -
                                                   ===============      ===============   ===============      ===============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 6 - DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Allmerica Select satisfies the current requirements of the regulations, and it intends that Allmerica Select will continue to meet such requirements.


NOTE 7 - PURCHASES AND SALES OF SECURITIES

   Cost of purchases and proceeds from sales of shares of the Funds by Allmerica Select during the year ended December 31, 2000 were as follows:

INVESTMENT PORTFOLIO                                   PURCHASES               SALES
--------------------                               ---------------      ---------------
Select Aggressive Growth . . . . . . . . . . . . .   $ 563,608,439       $  472,866,434
Select Growth . . . . . . . . . . . . . . . . . . .    132,703,505           79,679,167
Select Growth and Income . . . . . . . . . . . . .     118,110,189           20,465,670
Select Investment Grade Income(a) . . . . . . . . .     28,361,643           14,886,885
Money Market . . . . . . . . . . . . . . . . . . .   1,861,322,397        1,843,112,536
Select International Equity . . . . . . . . . . . .    682,223,111          654,147,719
Select Capital Appreciation . . . . . . . . . . . .     88,858,851           56,618,840
Select Emerging Markets . . . . . . . . . . . . . .     63,330,081           48,467,393
Select Value Opportunity . . . . . . . . . . . . .      60,781,291           25,073,513
Select Strategic Growth . . . . . . . . . . . . . .     23,782,781            4,872,275
Select Strategic Income . . . . . . . . . . . . . .        765,928               21,225
Equity Index . . . . . . . . . . . . . . . . . . .       1,125,729                1,005
AIM V.I. Aggressive Growth . . . . . . . . . . . .       4,798,425            2,038,214
AIM V.I. Blue Chip . . . . . . . . . . . . . . . .       3,117,770              613,451
AIM V.I. Value . . . . . . . . . . . . . . . . . .       5,825,285            3,463,206
Alliance Premier Growth . . . . . . . . . . . . . .     61,860,655            9,196,978
Alliance Premier Growth Class B . . . . . . . . . .         19,652                    1
Alliance Growth and Income Class B . . . . . . . .       3,479,916                  244
Deutsche VIT EAFE Equity Index . . . . . . . . . .       5,507,666            4,624,599
Deutsche VIT Small Cap Index . . . . . . . . . . .       3,403,699            3,303,547
Fidelity VIP High Income . . . . . . . . . . . . .      42,477,058           20,614,145
Fidelity VIP Equity-Income . . . . . . . . . . . .      59,831,956           28,319,883
Fidelity VIP Growth . . . . . . . . . . . . . . . .    116,869,615           18,132,263
Fidelity VIP High Income Service Class 2 . . . . .          13,600                   11
Fidelity VIP Equity-Income Service Class 2 . . . .          27,412                    1
Fidelity VIP Growth Service Class 2 . . . . . . . .         10,220                    9
Fidelity VIP II Contrafund . . . . . . . . . . . .      11,942,012            7,676,264
Fidelity VIP II Contrafund Service Class 2 . . . .          18,995                    1
Fidelity VIP III Growth & Income . . . . . . . . .       3,556,813            2,135,495
Fidelity VIP III Mid Cap . . . . . . . . . . . . .      11,415,616            8,524,831
Fidelity VIP III Growth & Income Service Class 2 .          13,998                    1
Fidelity VIP III Mid Cap Service Class 2 . . . . .          12,037                   10
Franklin Small Cap Class 2 . . . . . . . . . . . .       7,531,693            6,531,706
Mutual Shares Securities Class 2 . . . . . . . . .       7,644,700            6,428,410
Templeton Pacific Growth Securities Class 2 . . . .     10,408,190           10,356,089
INVESCO VIF Dynamics . . . . . . . . . . . . . . .       6,453,339            4,856,798
INVESCO VIF Health Sciences . . . . . . . . . . . .      2,544,414              472,704
Janus Aspen Aggressive Growth Service Shares . . .       1,535,869              112,936
Janus Aspen Growth, Service Shares . . . . . . . .       4,451,161            1,402,321
Janus Aspen Growth and Income Service Shares . . .       2,426,066              153,979
Janus Aspen International Growth Service Shares . .      9,137,550            6,156,190
Kemper Technology Growth . . . . . . . . . . . . .       7,057,035            3,370,150
KVS Dreman Financial Services . . . . . . . . . . .      1,842,675            1,150,152
T. Rowe Price  International Stock . . . . . . . . .   521,043,185          501,151,009
                                                   ---------------      ---------------
  Totals . . . . . . . . . . . . . . . . . . . .    $4,541,252,222       $3,870,998,260
                                                   ===============      ===============

(a) All shares of Select Income were replaced with shares of Select Investment Grade Income Fund effective 7/1/00. See Note 8.

                        ALLMERICA SELECT SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 8 - SUBSTITUTION FOR PORTFOLIO OF THE TRUST

   Pursuant to a Substitution Order approved by the Security and Exchange Commission, shares of Select Investment Grade Income Fund (SIGIF) were substituted for all the shares of Select Income Fund (SIF). The SIF Sub-Account was renamed the SIGIF Sub-Account in connection with the substitution. Effective July 1, 2000, 162,690,145 shares of Select Income Fund (valued at $154,687,417) were substituted for 147,563,053 shares of the Select Investment Grade Income Fund (valued at $154,687,417), at the ratio of .907019, representing the ratio of the net asset values of each share on the date of exchange. Immediately after the substitution, a contractholder of Allmerica Select held the same total dollar value of units in his or her account; only the investment option of the Sub-Account was changed.

NOTE 9 - ACCOUNTING PRONOUNCEMENTS

   In November of 2000, a revised American Institute of Certified Public Accountants (AICPA), Audit and Accounting Guide, Audits of Investment Companies, was issued and effective for fiscal years beginning after December 15, 2000. The impact of this guide is not considered to be significant.

NOTE 10 - SUBSEQUENT EVENTS

   Effective February 27, 2001, Templeton Pacific Growth Securities, Class 2 will no longer be offered.